Registration No. 33-41511
                                                      File No. 811-6332


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               / X /


         PRE-EFFECTIVE AMENDMENT NO. ___                              /   /

         POST-EFFECTIVE AMENDMENT NO. 9                              / X /


                                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      / X /


         AMENDMENT NO. 9                                             / X /


                           ROCHESTER PORTFOLIO SERIES
    ------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   350 LINDEN OAKS, ROCHESTER, NEW YORK 14625
    ------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                  800-552-1149
    ------------------------------------------------------------------------
                         (Registrant's Telephone Number)

                             ANDREW J. DONOHUE, ESQ.
                             OppenheimerFunds, Inc.
              Two World Trade Center, New York, New York 10048-0203
    ------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

       /  /  Immediately upon filing pursuant to paragraph (b)

       /  /  On ___________, pursuant to paragraph (b)


       / X/  60 days after filing, pursuant to paragraph (a)(1)


       /  /  On ___________, pursuant to paragraph (a)(1)

       /  /  75 days after filing, pursuant to paragraph (a)(2)

      /  /  On _______, pursuant to paragraph (a)(2)of Rule 485.


-------------------------------------------------------------------
The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1996 was filed on February 27, 1997.

                                    FORM N-1A

                           ROCHESTER PORTFOLIO SERIES


                              Cross Reference Sheet
                            -------------------------
Part A of
Form N-1A
Item No.               Prospectus Heading
----------             ------------------
      1                Cover Page
      2                Expenses; A Brief Overview of the Fund
      3                Financial Highlights; Performance of the Fund
      4                Front Cover Page; Investment Objective and Policies
      5                Expenses; How the Fund is Managed; Back Cover
      5A               Performance of the Fund
      6                Dividends, Capital Gains and Taxes; How the Fund is
                       Managed -- Organization and History; The Transfer Agent
      7              How to Exchange Shares; Special Investor Services; Service
                      Plan for Class A shares; Distribution and Service Plan for Class B Shares; Distribution and Service Plan for
                       Class C Shares;  How to Buy Shares;  How to Sell  Shares;
                       Shareholder Account Rules and Policies
      8                How to Sell Shares; How to Exchange Shares; Special
                       Investor Services
      9                *

Part B of
Form N-1A
Item No.               Heading in Statement of Additional Information or
----------             ----------------------------------------------------
                       Prospectus
                       ----------
      10               Cover Page
      11               Cover Page
      12               *
      13               Investment Objective and Policies; Other Investment
                       Techniques and Strategies; Other Investment Restrictions
      14               How the Fund is Managed -- Trustees and Officers of the
                       Fund
      15               How the Fund is Managed -- Major Shareholders
      16               How the Fund is Managed; Additional Information about the
                       Fund; Distribution and Service Plans; Back Cover
      17               How the Fund is Managed
      18               Additional Information about the Fund
      19               About Your Account -- How to Buy Shares, How to Sell
                       Shares, How to Exchange Shares
      20               Dividends, Capital Gains and Taxes
      21               How the Fund is Managed; Additional Information about the
                       Fund - The Distributor; Distribution and Service Plans
      22               Performance of the Fund
      23               Financial Statements


---------------
*Not applicable or negative answer.

LIMITED TERM NEW YORK MUNICIPAL FUND


Prospectus dated May 1, 1997

Rochester Portfolio Series is mutual fund consisting of one portfolio, Limited Term New York Municipal Fund, which has four classes of shares, Class A shares, Class B shares, Class C shares and Class D shares. The Fund's investment objective is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less. There can be no assurance that the investment objective of the Fund will be realized.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the May 1, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                        [logo]OppenheimerFunds

Shares of the fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


                  ABOUT THE FUND

                  Expenses
                  A Brief Overview of the Fund
                  Financial Highlights
                  Investment Objective and Policies
                  Investment Policies and Strategies
                  Investment Risks
                  How the Fund is Managed
                  Performance of the Fund

                  ABOUT YOUR ACCOUNT

                  How To Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class D Shares

                  Special Investor Services
                  AccountLink
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege

                  How To Sell Shares
                  By Mail
                  By Telephone

                  How To Exchange Shares
                  Shareholder Account Rules and Policies
                  Dividends, Capital Gains and Taxes
                  Appendix A: Special Sales Charge and Purchase
                  Arrangements for Class A and Class D Shareholders

                  Appendix B:  Special Sales Charge Arrangements

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations for Class A shares and Class D shares are based on the Fund's expenses for those classes during its fiscal year ended December 31, 1996. On May 1, 1997 the Fund redesignated as "Class D shares" its Class B shares which had been outstanding prior to that date. It also authorized the issuances of new classes of shares ("Class B shares" and "Class C shares") and revised the sales charge schedule for Class A shares. The information for Class B shares and Class C shares has been estimated based upon expenses expected to be incurred through December 31, 1997.


         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," for an explanation of how and when these charges apply.

                                                 Class A          Class B               Class C                    Class D
                                                 Shares           Shares                Shares                     Shares(2)
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
on Purchase (as a % of
offering price)                                  3.50%            None                  None                       None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
on Reinvested Dividends                          None             None                  None                       None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales                           None             4.0% in the           1% if shares               2.5% in the
Charge (as a % of the                                             first year            are redeemed               first year
lower of the original                                             declining             within 12                  declining
offering price or                                                 to 1% in              months of                  to 1% in
redemption proceeds)                                              the fifth             purchase(1)                the fourth
                                                                  year and                                         year and
                                                                  eliminated                                       eliminated
                                                                  thereafter(1)                                    thereafter

                                                                -3-




-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None             None                  None                       None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                   None             None                  None                       None
-----------------------------------------------------------------------------------------------------------------------------------

(1) See "How to Buy Shares - Class B Shares," and "How to Buy Shares - Class C Shares" below for more information on the contingent deferred sales charge.
(2) See "How to Buy Shares - Class D Shares" for more information on buying Class D Shares.


         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


Annual Fund Operating Expenses (as a Percentage of Average Net Assets)

                                                              Class A           Class B          Class C           Class D
                                                              Shares            Shares           Shares            Shares
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.43%              0.43%             0.43%            0.43%
---------------------------------------------------------------------------------------------------------------------------------
12b-1 Plan Fees(1)                                             0.25%              0.75%             0.75%            0.75%
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                 0.21%              0.20%             0.20%            0.20%
----------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses(2)                               0.89%              1.38%             1.38%            1.38%
----------------------------------------------------------------------------------------------------------------------------------

(1) The 12b-1 Plan Fees for Class A shares are the service plan fees (which can be up to a maximum of 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the service plan fees (which can be up to a maximum of 0.25%) and the asset-based sales charge of 0.75%. The 12b-1 fees for Class D shares are the service plan fees (which can be up to a maximum of 0.25%) and the asset-based sales charge of 0.50%. Although the

                                                        -4-




Fund's Distribution and Service Plan for Class D shares permits the payment of an asset-based sales charge of up to 0.75% of average daily net assets attributable to Class D shares per annum, the Board of Trustees has authorized payment of an asset-based sales charge of only 0.50%. See "How to Buy Shares" for descriptions of these plans.
(2) The amounts in the table reflect the Fund's interest expense during the fiscal year ended December 31, 1996. Total Fund Operating Expenses (excluding interest) for Class A and Class D shares would have been 0.83% and 1.32% respectively, for the fiscal year ended December 31, 1996. During fiscal 1996, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.



           The numbers in the table above with respect to Class A shares and Class D shares are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The expenses shown for Class B shares and Class C shares are estimates since those classes were not in effect during fiscal year ended December 31, 1996.


           The actual expenses for each class of shares in future years may be more or less than the numbers in the above table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.


           o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                                    1 Year           3 Years           5 Years          10 Years*
                                    ------           -------           -------          --------
Class A Shares                      $44              $62               $83              $141
Class B Shares                      $54              $64               $86              $140
Class C Shares                      $24              $44               $76              $166
Class D Shares                      $54              $64               $86              $140


If you did not redeem your investment, it would incur the following expenses:




                                    1 Year           3 Years           5 Years          10 Years*
                                    ------           -------           -------          --------
Class A Shares                      $44              $62               $83              $141
Class B Shares                      $14              $44               $76              $140
Class C Shares                      $14              $44               $76              $166
Class D Shares                      $14              $44               $76              $140



* In the first example, expenses include the Class A initial sales charge of 3.50% and the applicable Class B, Class C or Class D contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B, Class C and Class D expenses do not include contingent deferred sales charges. The Class B and Class D expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B and Class D shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B, Class C and Class D shares, long-term Class B, Class C and Class D shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B and Class D shareholders, the automatic conversion of Class B and Class D shares into Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.


           o What Is the Fund's Investment Objective? The Fund's investment objective is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the investment objective of the Fund will be realized.

           o What Does the Fund Invest in? The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers (such as issuers located in Puerto Rico, the Virgin Islands, and Guam), which pay interest that is, in the opinion of the bond counsel to the issuer, exempt from Federal income tax and New York State and New York City personal income taxes ( "Municipal Obligations"). As a fundamental policy, at least 95% of the Fund's net assets will be invested in Municipal Obligations except when the Manager believes that market conditions would cause serious erosion of portfolio value, in which case assets may be invested temporarily in short-term taxable investments as a defensive measure to preserve net asset value.


           o Who Manages the Fund? The Fund's investment adviser is OppenheimerFunds, Inc. The Manager (including a subsidiary) advises investment company portfolios having over $62 billion in assets at December 31, 1996. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager, is primarily responsible for the selection of the Fund's securities. The portfolio manager is Ronald H. Fielding. The Fund's Board of Trustees, which is elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," for more information about the Manager and its fees.


           o How Risky Is the Fund? All investments carry risks to some degree. The Fund's bond investments are subject to change in their value from a number of factors such as change in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. In addition, as a non-diversified fund, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. While the Manager tries to reduce risks by structuring the Fund's portfolio to include a broad spectrum of Municipal Obligations and by carefully researching securities before they are purchased by the portfolio, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" for a more complete discussion.

           o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" for more details.


           o Will I Pay a Sales Charge to Buy Shares? The Fund has four classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 3.5%, and reduced for larger purchases. Class B, Class C and Class D shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge if redeemed within 5 years (Class B shares) 4 years (Class D shares) or 12 months (Class C shares) of purchase. There is also an annual asset-based sales charge on Class B, Class C and Class D shares. Please review "How To Buy Shares" for more details, including a discussion about factors you and your financial adviser should consider in determining which class may be appropriate for you.


           o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares." The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares."


           o How Has the Fund Performed? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices and non-securities indices which we have done on page ___. Please remember that past performance does not guarantee future results. See "Performance of the Fund." [Note: This section to be expanded.]


Financial Highlights


The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1996, is included in the Statement of Additional Information. On May 1, 1997, the Fund redesignated as "Class D shares" its Class B shares which had been outstanding prior to that date. Class B and Class C shares were not publicly offered during any of the periods shown. Accordingly, information on these classes of shares is not included for all years in the table below or in the Fund's other financial statements.



                                                                                   Class A
                                                                           Periods Ended December 31,
                                    -----------------------------------------------------------------------------------------
                                                   1996         1995          1994         1993         1992(b)     1991(a)
                                                   ----         ----          ----         ----         ----        ----
Net asset value,
beginning of period                               $3.28        $3.15        $3.33        $3.18         $3.07       $3.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment
operations:

Net investment income                              0.17         0.18         0.16         0.17          0.18        0.05
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss)                            (0.02)        0.13        (0.18)        0.15          0.11        0.07
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss)
from investment
operations                                         0.15        0.31         (0.02)        0.32          0.29        0.12
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:

Net investment income                             (0.17)       (0.18)       (0.16)       (0.17)        (0.18)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (0.17)       (0.18)       (0.16)       (0.17)        (0.18)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $3.26        $3.28        $3.15        $3.33         $3.18       $3.07
-----------------------------------------------------------------------------------------------------------------------------------
Total return
(excludes sales load)(c)                          4.82%        10.01%       (0.60%)       10.06%        9.45%       4.05%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:

Net assets, end of
period (000 omitted)                           $634,172     $567,537     $496,452     $457,860      $150,096      $18,659
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses
to average net assets(e)                          0.89%        0.90%        0.89%        0.89%         0.83%        0.83%(d)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses
(excluding interest)
to average net assets(e)(f)                        0.83%        0.84%        0.84%        0.86%         0.78%       0.74%(d)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                                         5.37%        5.44%        5.12%        4.94%         5.33%       5.22%(d)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                        24.35%       22.34%       34.58%       17.08%        59.87%       1.42%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on September 18, 1991.
(b)  Net of fees waived or reimbursed by Fielding Management

                                                       -10-




Company, Inc., the Fund's previous investment adviser, and Rochester Fund Services, Inc., the Fund's previous shareholder servicing, accounting and pricing agent, which amounted to $0.01 per share. Without reimbursement, the ratios would have been 5.02%,
1.14% and 1.09%, respectively.
(c) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
(d)  Annualized.
(e) Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
(f) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated by bonds purchased with borrowed funds.
(g) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $256,486,227 and $153,521,279, respectively. (h) On January 4, 1996, OppenheimerFunds, Inc. acquired substantially all of the assets of Rochester Capital Advisors, L.P. and certain affiliates and was appointed investment adviser to the Fund. Rochester Capital Advisors, L.P. served as investment advisers to the Fund from December 20, 1993 through January 4, 1996. Fielding Management Company, Inc. served as investment adviser to the Fund from September 18, 1991 to December 19, 1993.



                                               Class D
                                      Period Ended December 31,
                                    -------------------------------
                                        1996         1995(a)
                                        ----         ----
Net asset value,
beginning of period                     $3.28        $3.21
--------------------------------------------------------------------
Income from investment
operations:

Net investment income                    0.16         0.11
--------------------------------------------------------------------
Net realized and
unrealized gain (loss)                  (0.01)        0.07
--------------------------------------------------------------------
Total income (loss)
from investment
operations                               0.15         0.18
--------------------------------------------------------------------
Less distributions to shareholders from:

Net investment income                   (0.16)       (0.11)
--------------------------------------------------------------------
Total distributions                     (0.16)       (0.11)
--------------------------------------------------------------------
Net asset value,
end of period                           $3.27        $3.28
--------------------------------------------------------------------
Total return
(excludes sales load)(b)                 4.59%        5.65%
--------------------------------------------------------------------
Ratios/Supplemental data:

Net assets, end of
period (000 omitted)                  $ 40,828     $ 16,415
--------------------------------------------------------------------
Ratio of total expenses
to average net assets(d)                 1.38%        0.90%(c)
-------------------------------------------------------------------
Ratio of total expenses
(excluding interest)
to average net assets(d)(e)              1.32%        0.85%(c)
-------------------------------------------------------------------
Ratio of net investment
income to average
net assets                               4.85%        5.21%(c)
-------------------------------------------------------------------
Portfolio turnover rate(f)              24.35%       22.34%
-------------------------------------------------------------------

(a) For the period May 1, 1995 (inception of offering) to December 31, 1995.

                                                       -12-




(b) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
(c)  Annualized.
(d) Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not be adjusted. (e) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(f) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $256,486,227 and $153,521,279, respectively.
(g) On January 4, 1996, OppenheimerFunds,  Inc.
acquired substantially all of the assets of Rochester Capital Advisors, L.P. and certain affiliates and was appointed investment adviser to the Fund. Rochester Capital Advisors, L.P. served as investment advisers to the Fund from December 20, 1993 through January 4, 1996.

                                                                  Information On Bank Loans

                                                                  Periods Ended December 31,
                                            -------------------------------------------------------------------------
                                            1996          1995         1994         1993         1992         1991*
                                            ----          ----         ----         ----         ----         ----
Bank loans outstanding
at end of period (000)                      $9,000        $4,660       $7,797       $  934       $   0        $   0
----------------------------------------------------------------------------------------------------------------------
Monthly average amount
of bank loans outstanding
during the period (000)                     $6,352        $4,345       $3,070       $1,383       $ 661        $  94
----------------------------------------------------------------------------------------------------------------------
Monthly average number of
shares of the Fund out-
standing during the
period (000)                                195,866       163,398      151,481      93,580       23,330       2,461
-----------------------------------------------------------------------------------------------------------------------
Average amount of bank

                                                                -13-




loans per share out-
standing during the period                  $ .03         $ .03        $ .02        $ .01        $ .03        $ .04
------------------------------------------------------------------------------------------------------------------------
* The Fund commenced operations on September 18, 1991.

Investment Objective and Policies


Objective. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. No assurances can be made, however, that the Fund will achieve its investment objective.


         The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers (such as issuers located in Puerto Rico, the Virgin Islands, and Guam), which pay interest that is, in the opinion of the bond counsel to the issuer, exempt from Federal income tax and New York State and New York City personal income taxes (Municipal Obligations). As a fundamental policy, at least 95% of the Fund's net assets will be invested in Municipal Obligations except when the Manager believes that market conditions would cause serious erosion of portfolio value, in which case assets may be invested temporarily in short-term taxable investments as a defensive measure to preserve net asset value.

Can the Fund's Investment Objective and Policies Change? Except as otherwise noted, the Fund's investment objective and policies described herein are not designated fundamental policies and may be changed without the vote of shareholders. As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. See the Statement of Additional Information for a more detailed discussion of the Fund's fundamental policies.

Investment Policies and Strategies

         o  Municipal Obligations. The Fund may invest in a variety of
Municipal Obligations including municipal notes, municipal bonds and municipal leases. The prices of such fixed income securities fluctuate inversely to the direction of interest rates. Municipal notes are generally used to provide for short-term capital needs and generally have a maturity of one year or less. The municipal notes in which the Fund may invest include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper (also known as municipal paper). Municipal bonds, which meet longer term capital needs, generally have maturities of more than one year. The two principal classifications of municipal bonds in which the Fund may invest are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of the principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds ("IDBs") are a specific type of revenue bond backed by the credit and security of a private user. The Fund will purchase IDBs only to the extent that they pay interest which continues to be tax-exempt under the Internal Revenue Code of 1986, as amended (the "Code") (although the interest may constitute a tax preference item for purposes of the federal alternative minimum tax). See "Dividends, Capital Gains and Taxes." Investments in tax-exempt lease obligations, which are commonly referred to as "municipal leases," involve additional risk factors which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. See "Investments in Illiquid Securities." The Statement of Additional Information describes the Municipal Obligations in which the Fund may invest in greater detail.

         o Credit Quality. The Fund invests at least 95% of its net assets which are invested in Municipal Obligations in investment grade Municipal Obligations defined as follows: (1) obligations which are backed by the full faith and credit of the U.S. government; (2) short-term tax exempt notes which are rated investment grade by a nationally recognized statistical rating organization ("NRSRO"); (3) municipal bonds which are rated investment grade by an NRSRO; (4) tax-exempt commercial paper which is rated investment grade by an NRSRO; (5) Municipal Obligations which, although unrated, are issued by an entity which has obligations outstanding that meet one of the foregoing rating requirements; (6) Municipal Obligations which are backed by a letter of credit or guarantee of a bank or other institution which has outstanding securities that meet one of the foregoing rating requirements; or (7) Municipal Obligations which, although unrated, are determined by the Manager to be of comparable investment quality to rated securities meeting the foregoing rating criteria.

         The remaining 5% of the Fund's net assets, which are invested in Municipal Obligations, may be invested in tax-exempt obligations which are rated below investment grade or unrated and of comparable quality to such lower-rated securities. In no case will the Fund purchase a security with a rating of below Ba by Moody's Investors Service, Inc. ("Moody's"), BB by Standard & Poor's ("S&P" or "Standard & Poor's") or BB by Fitch Investors Service, Inc. ("Fitch") at the time of purchase or an unrated security which, in the opinion of the Manager, is of comparable quality to rated securities below such ratings. For a description of such ratings, see Appendix B to the Statement of Additional Information.


         o Variable Rate Obligations. The Fund may invest in variable rate obligations. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Variable rate obligations have an interest rate fixed to a specified lending rate, such as the prime rate, and are automatically adjusted when the specified rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments, which diminishes the risk of capital depreciation of portfolio investments and the Fund's shares; but this also means that should interest rates decline, the yield of the Fund will decline and the Fund and its shareholders will forego the opportunity for capital appreciation of its portfolio investments and of their shares. Variable rate obligations with demand periods greater than seven days may be determined to be liquid by the Fund's Board of Trustees. Variable rate instruments in which the Fund may invest include participation interests purchased from banks in variable rate tax-exempt Municipal Obligations (expected to be concentrated in IDBs owned by banks). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. The Fund will only invest in such participation interests to the extent that an opinion of issuer's counsel supports the characterization of interest on such securities as tax-exempt.

         o When-Issued Purchases. The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value of a security at delivery may be more or less than the purchase price. When the Fund is the buyer in such a transaction, however, it will identify with its custodian, certain assets, which may consist of liquid assets of any type, including equity securities and debt securities of any grade, having an aggregate value equal to the amount of such purchase commitments until payment is made. In addition, the Fund will mark the "when-issued" security to market each day for purposes of portfolio valuation. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. Securities purchased on a "when-issued" and "delayed delivery" basis may not constitute more than 10% of the Fund's net assets.


         o Maturity Guidelines. The Fund intends to invest primarily in a portfolio of investment grade Municipal Obligations with a dollar weighted average effective maturity of five years or less. In maintaining this average, the Fund may purchase individual bonds with effective maturities of more or less than five years.

         The effective maturity of bonds in the portfolio may lengthen if market interest rates increase or shorten if market interest rates decrease. Increasing market interest rates can cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions. At any time that the average effective maturity of the portfolio exceeds five years, the Fund will not purchase bonds with effective maturities exceeding five years. The Fund may also take prudent steps to reduce the average effective maturity of the portfolio to five years or less, including selling bonds with effective maturities exceeding five years and purchasing bonds with effective maturities of less than five years.

         A bond's effective maturity may be shorter than its stated maturity as a result of differences between its coupon or accretion rate and current market interest rates, callability and call price, scheduled sinking fund payments and anticipated prepayments, as well as other factors. In computing the Fund's average maturity, the Fund intends to use effective maturity dates to the extent that a particular bond is evaluated for pricing and trading purposes in the marketplace to a date which is shorter than the bond's stated maturity. This date may represent a mandatory put, prerefunded call date, optional call date, or the average life to which the bond is priced. Bonds with a variable coupon rate or anticipated principal prepayments may be assigned an effective maturity which is shorter than a stated call date, put date, or average life to properly reflect the reduced price volatility of such bonds.

         Bonds which are evaluated for pricing and trading purposes to a maturity date which is shorter than the stated maturity date possess price volatility characteristics which make them substantially similar to bonds with stated maturity dates identical to the effective maturity date.

         o Temporary Investments. From time to time when, due to adverse factors, market conditions could cause serious erosion of portfolio value, the Fund may invest up to 20% of its assets in taxable short-term investments as a defensive measure to preserve net asset value. Distributions by the Fund of interest earned from such taxable investments will be taxable to investors as ordinary income unless such investors are otherwise exempt from taxation. The Fund may invest on a temporary basis up to 5% of its assets in other investment companies which have a similar objective of obtaining income exempt from Federal income tax and New York State and New York City personal income taxes. Such investing involves duplication of expenses similar to the Fund's by the other investment companies involved.

         o Industrial Revenue Bonds. The Fund may also invest more than 25% of its assets in industrial revenue bonds, and may invest more than 25% of its assets in Municipal Obligations backed by letters of credit or guarantees issued by banks or other financial institutions. See "Concentration in New York Municipal Securities."

         o Zero Coupon Securities. The Fund may invest without limitation as to amount in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount of par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities is included in the Fund's tax-free income. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         o Investments in Illiquid Securities. The Fund may purchase securities in private placements or in other transactions, the disposition of which would be subject to legal restrictions, or securities for which there is no regular trading market (collectively, "Illiquid Securities"). No more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities.

         Such investments may include municipal lease obligations or installment purchase contract obligations (herein collectively called "municipal leases") of municipal authorities or entities. Municipal leases generally involve a lease-purchase agreement which is, technically, not a lease, but rather an installment purchase. The Fund may invest up to 15% of the value of its net assets in such municipal leases. Investments in tax-exempt municipal leases which have received an investment grade rating from an NRSRO and which have been determined to be liquid by the Manager are excluded from the 15% limitation on investments in municipal leases. However, unrated or illiquid municipal leases are subject to the overall 15% limitation on investments in Illiquid Securities which may be made by the Fund.

         Investment in tax-exempt lease obligations presents certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease. Most municipal leases, however, contain "non-appropriation " clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" municipal leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition to the risk of "non-appropriation," municipal lease obligations may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

         Investment in municipal leases will be subject to the 15% limitation unless the lease has received an investment grade rating from an NRSRO, and the particular municipal lease is determined to be liquid by the Manager. The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of a municipal lease obligation. See the Statement of Additional Information for a description of the guidelines which will be utilized by the Manager in making such determinations. Under circumstances where the Fund proposes to purchase unrated municipal lease obligations, the Fund's Board of Trustees will be responsible for determining the credit quality of such obligations and will be responsible for assessing on an ongoing basis the likelihood as to whether the lease will be canceled.


         o Borrowing for Leverage. As a fundamental policy, the Fund may borrow money, but only from banks, in amounts up to 10% of its total assets to purchase additional securities. Borrowing for investment purposes increases both investment opportunity and investment risk. Leveraging, or the purchase of securities with borrowed funds, may exaggerate any increase or decrease in the market value of the Fund's portfolio securities. In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

         Except as otherwise noted, the Fund's investment objective and policies described herein are not designated fundamental policies and may be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. See the Statement of Additional Information for a more detailed discussion of the Fund's fundamental policies.


         o  Other Investment Techniques and Strategies.   The Fund may
also use additional investment techniques and strategies such as stand-by commitments and options transactions. Descriptions of these are in the Fund's Statement of Additional Information, including limitations on their use that are designed to reduce some of the risks.

         Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.

Investment Risks

         o Concentration in New York Municipal Obligations. Because the Fund, as a fundamental policy, will invest at least 95% of its assets in obligations of New York State, its municipalities, agencies and instrumentalities, it is more susceptible to factors affecting the State of New York than is a comparable bond fund whose investments are not concentrated in the obligations of issuers located in a single state. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, summarized in the Statement of Additional Information under "Investment Considerations/Risk Factors: Special Investment Considerations - New York Municipal Securities." In addition, the Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely to changes in prevailing interest rates.

         o Credit Quality. In general, the assets of the Fund will be invested so that at least 95% of the Fund's assets will consist of tax-exempt securities. Shareholders will not be subject to regular Federal income tax or New York State and New York City personal income taxes on distributions of tax-exempt income derived from such securities. The interest on certain private activity bonds, (including those for housing and student loans) issued after August 15, 1986, while still tax-exempt for regular tax purposes, constitute a preference item for taxpayers in determining their alternative minimum tax liability under the Code, and, as such, may be subject to the alternative minimum tax. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-essential private activity bonds. The Fund intends to purchase private activity bonds only to the extent that the interest paid by such bonds is tax-exempt for regular tax purposes pursuant to the Code.


         At least 95% of the Fund's assets invested in Municipal Obligations will be of investment grade quality as defined herein. Such Municipal Obligations may include those rated in the lowest categories of investment grade ratings (e.g., those rated "BBB" by Standard & Poor's or "Baa" by Moody's). Municipal Obligations in such categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for Municipal Obligations in the higher rated categories. Because 5% of the Fund's assets which are invested in tax-exempt securities may be invested in securities which are rated below the lowest investment grade categories or in securities which are unrated but comparable quality, the Fund is dependent on the Manager's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Manager will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Manager will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, structuring the portfolio to include a broad spectrum of municipal securities, credit analysis and attention to current developments and trends in the economy and the financial markets.

         o Interest Rate Risk. The values of Municipal Securities will vary as a result of changes in interest rates. Should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the values of the Fund's Municipal Securities from these or other factors will not affect interest income derived from these securities but will affect the Fund's net asset value per share.


 o Borrowing for Leverage. Borrowing for investment purposes increases both investment opportunity and investment risk. Leveraging, as the purchase of municipal securities with borrowed funds, may exaggerate any increase or decrease in the market value of the Fund's portfolio securities. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowings. In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.
                                                       -22-

         o Liquidity and Valuation. Unrated securities (including those that the Manager believes are of equivalent quality to rated investment grade securities), lower rated securities (restricted to 5% of the Fund's net assets) and securities in which the Fund has a substantial ownership interest are subject to greater liquidity and valuation risks. Reduced liquidity may have an adverse impact on the market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a particular economic event, such as the deterioration in the credit worthiness of the issuer. Reduced liquidity for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these securities are obtained from pricing services and pricing grids which factor in coupons, maturities, credit quality, liquidity and other factors. When there are no readily available market quotations, such values are determined in good faith in accordance with procedures established by the Board of Trustees and may be based upon factors other than actual sales.

         o Non-Diversification. The Fund expects that it normally will invest in a substantial number of issuers; however, as a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. The Fund's ability to invest a greater proportion of its assets in the securities of a smaller number of issuers may enhance the Fund's ability to achieve capital appreciation, but may also make the Fund more susceptible to any single economic, political or regulatory occurrence. However, as of the last day of each fiscal quarter, the Fund generally will be required to meet certain tax-related diversification requirements, which would restrict, to some degree, the amount of the securities of any one issuer that the Fund could hold.


How The Fund Is Managed

Organization and History. Rochester Portfolio Series was organized in 1991 as a Massachusetts business trust consisting of one portfolio. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest.

         The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other actions described in the Fund's Declaration of Trust.


         The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class D. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different from those other classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.


The Manager and its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


         o Portfolio Manager. The Portfolio Manager of the Fund is Ronald H. Fielding. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in 1991. Mr. Fielding is Vice President of the Fund and has also served as an officer and director of the Fund's previous investment advisers and their affiliates.


         o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager an annual fee, payable monthly, of 0.50% of its average daily net assets of the first $100 million, 0.45% of its average daily net assets on the next $150 million, 0.40% of its average daily net assets on the next $1,750 million, and 0.39% of its average daily net assets over $2 billion. The Fund's management fee for its last fiscal year was 0.43% of average annual net assets for Class A and Class D shares.


         The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

         The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in securities of the Fund. Municipal Obligations and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread), and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price and the execution capabilities of the dealers are comparable, the sale of shares of the Fund may be taken into consideration as a factor in the selection of dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve the payment of brokerage commissions. The cost of securities transactions of the Fund primarily consists of paying dealer or underwriter spreads.

         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.


         o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

         o The Transfer Agent. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return," "standardized yield," "dividend yield" "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices.

         It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

         o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


         When total returns are quoted for Class A shares, normally they include the payment of the current maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B, Class C or Class D shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. They may also be shown based on the change in net asset value, without including the effect of the contingent deferred sales charge, and those returns would be reduced if sales charges were deducted.


         o Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B, Class C or Class D shares do not reflect the deduction of the contingent deferred sales charge.


         For additional information regarding calculation of yield, tax-equivalent yield and total return, see "Performance of the Fund" in the Statement of Additional Information. Further information about the Fund's performance is set forth in the Fund's Annual Report to Shareholders, which may be obtained upon request at no charge.


How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended December 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and the Consumer Price Index ("CPI").

         o Managements' Discussion of Performance. During the Fund's fiscal year ended December 31, 1996, the Fund benefited from actions taken by the Portfolio Manager to enhance the Fund's stability and yield and from the outperformance of municipal bond prices relative to U.S. Treasury bond prices.

         In 1996 the general level of interest rates increased and bond prices declined. During this time municipal bonds outperformed U.S. Treasury bonds; the increase in yields and decline in prices of municipal bonds was much less than that of U.S. Treasury bonds and other taxable fixed income instruments. Most of this outperformance resulted from the abatement of investor fears surrounding the flat tax issue.

         Municipal bond yields rose steadily and sharply in the first half of the year, then drifted lower in the second half, ending the year only slightly higher. Despite the volatility in interest rates, the net asset value of the Fund's Class A and Class D shares remained relatively stable, having a narrow range of variation. The Portfolio Manager took advantage of the swings in interest rates to continue strategies which enhanced the Fund's stability and return potential. The Portfolio Manager sold lower coupon serial maturity bonds and purchased bonds with comparable effective maturities but better income and return potential. These included out-of-favor premium coupon callable bonds and bonds with sinking funds. During the year the Portfolio Manager extended the Fund's average effective maturity slightly from 3.6 to 4.2 years to take advantage of the steepness in the yield curve and enhance the Fund's yield. The Fund benefited from the pre-refunding and credit upgrade of several high coupon bonds, many of which were subsequently sold to capture these credit gains. The Portfolio Manager also selectively increased the Fund's holdings of housing issues and electric and gas utilities, while reducing the Fund's exposure to unenhanced hospital issues with negative credit prospects.

         o Comparing the Fund's Performance to the Market. The charts below shows the performance of a hypothetical $10,000 investment in Class A and Class D shares of the Fund held until December 31, 1996. In the case of Class A and Class D shares, performance is measured since inception of each class (September 18, 1991 for Class A shares, and May 1, 1995 for Class D shares). Since Class B and Class C shares are new as of the date of this Prospectus, there are no comparisons for those classes.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Limited Term New York Municipal Fund (Class A), Merrill Lynch
Municipal Index (3-7 years) and the Consumer Price Index

[graph]

Class A returns are shown net of the current applicable 3.50% maximum initial sales charge. During the period from inception to April 30,1997, the maximum sales charge on Class A shares of the Fund was 2.00%.

Average Annual Total Return of Class A shares of the Fund at
12/31/96(1)
1 Year                      5 Year                   Life of Class
-------------------------------------------------------------------
XX.XX%                      XX.XX%

Class D Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Limited Term New York Municipal Fund (Class D), Merrill Lynch
Municipal Index (3-7 years) and the Consumer Price Index

[graph]

Average Annual Total Return of Class D shares of the Fund at
12/31/96(2)
1 Year                                      Life of Class
-------------------------------------------------------------------
XX.XX%                                      XX.XX%

         Total returns and the ending account values in the graphs reflect changes in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Merrill Lynch Municipal Index (3-7 years) and the Consumer Price Index in each of the graphs begins on
----------------.

(1) The inception date of the Fund (Class A shares) was 9/18/91. Class A returns and the ending account value in the graph are shown net of the current applicable 3.50% maximum initial sales charge. Prior to May 1, 1997, the maximum initial sales charge on Class A shares was 2.00%. (2) Class D shares of the Fund were first publicly offered on 5/1/95. Returns are shown net of the applicable 2.50% and 2.00% contingent deferred sales charge, respectively, for the one-year period and for the life-of-class. The ending account value in the graph is net of the applicable 2.00% contingent deferred sales charge.

Past performance is not predicative of future performance.

ABOUT YOUR ACCOUNT

How To Buy Shares


Classes of Shares. The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


         o Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

         o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within five years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you owned your shares as described in "Buying Class B Shares" below.

         o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares," below.

         o Class D Shares. If you buy Class D shares, you pay no sales charge at the time of purchase, but if you sell your shares within 4 years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. Class D shares are available for purchase only by those shareholders who owned such shares prior to the effective date of this Prospectus. Exchanges are limited as described in "Buying Class D Shares " below.


Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         The decision as to which class of Shares provides a more suitable investment for an investor depends on a number of factors, including the amount invested and the intended length of investment. Investors making large investments, thus qualifying for a reduced sales charge, might consider Class A shares. Investors who prefer that 100% of their purchase be invested immediately, or who want to spread the sales charge payment over time, might consider Class B shares. Orders for Class B shares for $500,000 or more will be declined because the investor would not realize the economies of scale available to them through a similar investment in Class A shares. For more information about these sales arrangements, contact your investment dealer or the Transfer Agent.


         o Are There Differences in Account Features that Matter to You? Because some account features may not be available to Class B, Class C or Class D shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B, Class C or Class D shares and, if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B, Class C or Class D shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information. The exchange privileges available to Class D shareholders are limited. See "How to Exchange Shares".

         o How Does it Affect Payments to my Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B, Class C and Class D contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.


How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans

         o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

         o How Are Shares Purchased? You can buy shares several ways--through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the Oppenheimer funds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B, Class C or Class _. If you do not choose, your investment will be made in Class A shares.


         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

         o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial adviser, to be sure it is appropriate for you.


         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.


         Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

         o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day the New York Stock Exchange is open (which is a "regular business day").

         If you buy shares through a dealer, the dealer must receive your order by the close of the New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.


Special Sales Charge and Purchase Arrangements for Certain Persons. Appendix A to this Prospectus sets forth special sales charge rates that apply to additional purchases of Class A shares of the Fund by a person who held Class A shares on or before the effective date of this Prospectus. In addition, Appendix A to this Prospectus also describes the circumstances under which additional purchases of Class D shares of the Fund may be purchased by a person who held shares of that class on or before the effective date of this Prospectus. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).


Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:




                                            Front-End                  Front-End
                                            Sales Charge               Sales Charge              Commission
                                            as a % of                  as a % of                 as a % of
                                            Offering                   Amount                    Offering
Amount of Purchase                          Price                      Invested                  Price
-------------------------------------------------------------------------------------------------------------
Less than $100,000                          3.50%                      3.63%                     3.00%
-------------------------------------------------------------------------------------------------------------
$100,000 or more but
less than $250,000                          3.00%                      3.09%                     2.50%
-------------------------------------------------------------------------------------------------------------
$250,000 or more but
less than $500,000                          2.50%                      2.56%                     2.00%
-------------------------------------------------------------------------------------------------------------
$500,000 or more but
less than $1,000,000                        2.00%                      2.04%                     1.50%
-------------------------------------------------------------------------------------------------------------


The Distributor reserves the right to reallow the entire sales charge to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.


         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. However, the Distributor pays dealers of record commissions on those non-retirement plan purchases aggregating $1 million or more in an amount equal to the sum of 1.0% of those purchases. That commission will be paid only on the amount of those purchases that was not previously subject to a front-end sales charge and dealer commission.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class

A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.


         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

         o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:
         o the Manager or its affiliates;

         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates;

         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
         o dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor or the Fund providing specifically for the use of shares of the Fund in particular investment products made available to their clients

(those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sale of Fund shares);
         o dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services;

         o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
         o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
         o any unit investment trust that has entered into an appropriate agreement with the Distributor; or

         o trust companies and bank trust departments for funds held in fiduciary, agency, custodial or similar capacity.

         Waivers of Initial Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or
         o shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.


         There is a further discussion of this policy in "Reduced Sales

Charges" in the Statement of Additional Information.


         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
         o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase).

         o Service Plan For Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself for its other expenditures under the Plan.

         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 5 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 5 years, and (3) shares held the longest during the 5 year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of                      Contingent Deferred Sales Charge
Month in Which Purchase                       on Redemptions in that Year
Order Was Accepted                            (as % of Amount Subject to Charge)
-------------------------------------------------------------------
0 - 1                                                4.00%
-------------------------------------------------------------------
1 - 2                                                3.00%
-------------------------------------------------------------------
2 - 3                                                2.00%
------------------------------------------------------------------
3 - 4                                                2.00%
------------------------------------------------------------------
4 - 5                                                1.00%
-------------------------------------------------------------------
5 and following                                      None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A Shares, Class B Shares, Class C Shares and Class D Shares" in the Statement of Additional Information.

         o Waivers of Class B Sales Charges. The Class B contingent deferred sales charges will not apply to those shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original purchase price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         o Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

         Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

         The Distributor currently pays sales commissions of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is 3.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

         The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

         The Distributor's actual expenses in selling Class B and C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and C shares. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

         o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:
         o redemptions from accounts following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration); or
         o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies" below.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

         o shares sold to the Manager or its affiliates;
         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
         o shares issued in plans of reorganization to which the Fund is a party.

Buying Class D Shares. On May 1, 1997, the Fund redesignated as Class D shares its Class B shares which had been outstanding prior to that date. Additional purchases of Class D shares of the Fund are available for purchase through January 5, 1998, by only those shareholders whose accounts holding Class D shares were established on or before May 1, 1997. Class D shares of the Fund will no longer be offered after January 5, 1998.

          Class D shares are sold at net asset value per share without an initial sales charge. However, if Class D shares are redeemed within 4 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class D contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class D shares.


         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 4 years, and (3) shares held the longest during the 4-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B Sales Charges" below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                                     Contingent Deferred
Years Since Beginning                                Sales Charge on
of Month in Which                                    Redemptions in that

Purchase Order                                       Year (as of Amount
Was Accepted                                         Subject to Charge)
-------------------------------------------------------------------
0-1                                                  2.50%
-------------------------------------------------------------------
1-2                                                  2.00%
-------------------------------------------------------------------
2-3                                                  1.50%
-------------------------------------------------------------------
3-4                                                  1.00%
-------------------------------------------------------------------
4 and following                                      None


         In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


         o Automatic Conversion of Class D Shares. 72 months after you purchase Class D shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class D shareholders of the asset-based sales charge that applies to Class D shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class D shares convert, any other Class D shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A Shares, Class B Shares, Class C Shares and Class D Shares" in the Statement of Additional Information.

         o Distribution and Service Plan for Class D Shares. The Fund has adopted a Distribution and Service Plan for Class D shares to compensate the Distributor for distributing Class D shares and servicing accounts. Under the Plan, the Fund currently pays the Distributor an annual "asset-based sales charge" of 0.50% per year on Class D shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class D shares, determined as of the close of each regular business day. Although the terms of the Distribution and Service Plan permit the Fund to pay an "asset-based sales charge" of up to 0.75% per annum of the average daily net assets attributable to Class D shares, the Board of Trustees has approved payment of an "asset-based sales charge" of up to only 0.50% per annum of the average daily net assets attributable to Class D shares. The asset-based sales charge and service fee as currently in effect increase Class D expenses by 0.75% of average net assets per year.

         The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class D shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class D shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class D shares before the Plan was terminated. The asset-based sales charge allows investors to buy Class D shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class D shares.

         The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class D shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class D shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 2.00% (including a prepaid service fee of 0.25%) of the purchase price to dealers from its own resources at the time of sale.

         The Distributor's actual expenses in selling Class D shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class A, Class B, Class C and Class D shares. Therefore, those expenses may be carried over and paid in future years. At December 31, 1996, the end of the Class D Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $367,902 (equal to 0.90% of the Fund's net assets represented by Class D shares on that date), which have been carried over into the present Plan year. If Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

         o Waivers of Class D Sales Charge. The Class D contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class D shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions of Shares in Certain Cases. The Class D contingent deferred sales charge will be waived for redemptions of shares in the following cases:

         o Following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
         o shares sold to the Manager or its affiliates;
         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
         o shares issued in plans of reorganization to which the Fund is a party; and
         o shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

Special Investor Services


AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

         AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.
         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.
         o Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below for details.
         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

         o Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

         o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.


Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A or B shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C or Class D shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.


How To Sell Shares


You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.


         o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):
         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement
         o The redemption check is not sent to the address of record on your account statement

         o Shares are being transferred to a Fund account with a different owner or name, or
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares By Mail. Write a "letter of instructions" that includes:
         o Your name
         o The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
         o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address                    Send courier or Express Mail
for requests by mail:                        requests to:
OppenheimerFunds Services                    OppenheimerFunds Services
P.O. Box 5270                                10200 E. Girard Avenue, Building D
Denver, Colorado 80217                       Denver, Colorado 80231


Selling Shares By Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.


         o To redeem shares through a service representative, call
1-800-852-8457
         o To redeem shares automatically on PhoneLink, call

1-800-533-3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

         o Telephone Redemptions Paid By Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

         o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for additional information. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How To Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.
         o Shares of the fund selected for exchange must be available for sale in your state of residence
         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
         o You must meet the minimum purchase requirements for the fund you purchase by exchange
         o Before exchanging into a fund, you should obtain and read its prospectus

         Except with respect to the Class D shares of the Fund which may be exchanged only for Class B shares of other Oppenheimer funds, shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. Please refer to "How To Exchange Shares" in the Statement of Additional Information for more details.


         Exchanges may be requested in writing or by telephone:

         o  Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.


         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. That list can change from time to time.


         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

         The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

         o Net asset value per share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the

Board believes it is in the Fund's best interest to do so.

         o Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o The Transfer Agent will record any telephone calls to verify data concerning transaction and has adopted other procedures to confirm that telephone  instructions  are  genuine,  by  requiring  callers  to  provide  tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactons and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.


         o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class D. Therefore, the redemption value of your shares may be more or less than their original cost.

         o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

         o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.


         o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.


         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue
Service regulations on tax reporting of income.


         o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B, Class C and Class D shares.


         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes


Dividends. The Fund declares dividends separately for Class A, Class B, Class C and Class D shares from net investment income each regular business day and pays such dividends to shareholders monthly. Normally, dividends are paid monthly. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B, Class C and Class D shares because expenses allocable to Class B, Class C and Class D shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. The amount of a class' dividends or distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by that class.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short- or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends December 31st). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.


Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

         o Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
         o Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
         o Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank account on AccountLink.
         o Reinvest your distributions in another Oppenheimer Fund account. You can reinvest all distributions in another Oppenheimer fund account you have established.


Federal Income Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Obligations will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to the alternative minimum tax. Distributions are subject to Federal income tax and may be subject to state and/or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         o "Buying a Dividend." When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

         o Taxes on Transactions. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them. Any capital gain is subject to capital gains tax.

         o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

         o New York State and City Taxes. To the extent that exempt- interest dividends are derived from interest on Municipal Obligations, such distributions will be exempt from New York State and City personal income taxes. However, an investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax exempt securities other than Municipal Obligations will be treated as taxable ordinary income for purposes of New York State and New York City personal income taxes. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

         Exempt-interest dividends are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporate shareholder's net investment income is allocated to New York State and/or New York City.

         All or a portion of interest on indebtedness incurred or continued to purchase or carry the Fund's shares generally will not be deductible for New York State and New York City personal income tax purposes.

         This information is only a summary of certain Federal income tax and New York State and New York City personal income tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                                    APPENDIX A

SPECIAL SALES CHARGE AND PURCHASE ARRANGEMENTS FOR CLASS A AND
Class D SHAREHOLDERS

CLASS A SHAREHOLDERS

Those shareholders who own Class A shares on May 1, 1997 may purchase additional Class A shares of the Fund through January 5, 1998 subject to the following sales charges:


                                        Front-End                      Front-End
                                        Sales Charge                   Sales Charge                  Commission
                                        as a                           as a                          as a Percentage
                                        Percentage of                  Percentage of                 of Offering
Amount of Purchase                      Offering Price                 Amount Invested               Price
----------------------------------------------------------------------------------------------------------------------
Less than $100,000                      2.00%                          2.04%                         1.75%
----------------------------------------------------------------------------------------------------------------------
$100,000 or more but
less than $500,000                      1.60%                          1.63%                         1.40%
----------------------------------------------------------------------------------------------------------------------
$500,000 or more but
less than $1,000,000                    1.30%                          1.32%                         1.10%
----------------------------------------------------------------------------------------------------------------------
$1,000,000 and over*                    1.00%                          1.01%                         0.80%



* At the option of the Class A shareholder, additional purchases of $1,000,000 or more made through January 5, 1998 could be made at net asset value but will be subject to the Class A contingent deferred sales charge. Please advise the Distributor if this is desired. See "Buying Class A Shares" in the Prospectus.

Class D SHAREHOLDERS

Those shareholders who own Class D shares on May 1, 1997 may purchase additional Class D shares of the Fund through January 5, 1998 subject to the following sales charges. (No other purchases of Class D shares are permitted.):

Years Since                                          Contingent Deferred
Beginning of                                         Sales Charge on
Month in Which                                       Redemptions in that
Purchase Order                                       Year (as of amount
Was Accepted                                         subject to Charge)
-------------------------------------------------------------------

0-1                                                  2.50%
-----------------------------------------------------------------
1-2                                                  2.00%
-------------------------------------------------------------------
2-3                                                  1.50%
-------------------------------------------------------------------
3-4                                                  1.00%
------------------------------------------------------------------
4 and following                                      None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

                                   APPENDIX B

         Special Sales Charge Arrangements for Shareholders of the Fund
            Who Were Shareholders of the Former Quest for Value Funds


         The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

         o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

         o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.



                                            Front-End                      Front-End
                                            Sales                          Sales                          Commission
                                            Charge                         Charge                         as
                                            as a                           as a                           Percentage
Number of                                   Percentage                     Percentage                     of
Eligible Employees                          of Offering                    of Amount                      Offering
or Members Price                            Invested                       Price
----------------------------------------------------------------------------------------------------------------------
9 or fewer                                  2.50%                          2.56%                          2.00%
----------------------------------------------------------------------------------------------------------------------
At least 10 but not
 more than 49                               2.00%                          2.04%                          1.60%



         For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 30 to 31 of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

         o Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of

1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

         o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.
         o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

         o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former

Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

         Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

Limited Term New York Municipal Fund
350 Linden Oaks
Rochester, New York 14625-2807


Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Price Waterhouse LLP
1100 Bausch & Lomb Place
Rochester, New York 14604-2705

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


No dealer, salesperson or another person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


PR0355.001.????

ROCHESTER PORTFOLIO SERIES-LIMITED TERM NEW YORK MUNICIPAL FUND

350 Linden Oaks, Rochester, New York 14625
1-800-525-7048


Statement of Additional Information dated May 1, 1997

         This Statement of Additional Information of Rochester Portfolio Series-Limited Term New York Municipal Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 1, 1997. It should be read together with the Prospectus, which may be obtained by writing to OppenheimerFunds Services, the Fund's Transfer Agent, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


CONTENTS
                                                                          Page

About the Fund
Investment Objective and Policies.........................................
     Investment Policies and Strategies...................................
     Other Investment Techniques and Strategies...........................
     Investment Considerations/Risk Factors...............................
     Other Investment Restrictions........................................
How the Fund is Managed...................................................
     Organization and History.............................................
     Trustees and Officers of the Fund....................................
     The Manager and Its Affiliates.......................................
Brokerage Policies of the Fund............................................
Performance of the Fund...................................................
Distribution and Service Plans............................................

About Your Account
How to Buy Shares.........................................................
How to Sell Shares........................................................
How to Exchange Shares....................................................
Dividends, Capital Gains and Taxes........................................
Additional Information About the Fund.....................................

Financial Information About the Fund
Independent Auditors' Report..............................................
Financial Statements......................................................


Appendix A: Industry Classifications......................................
Appendix B:  Description of Municipal Securities Ratings..................

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade Municipal Obligations as defined below and in the Prospectus with a dollar weighted average effective maturity of five years or less. There can be no assurance that the investment objective of the Fund will be realized.

         The Fund seeks to achieve its objective by investing primarily in a portfolio of obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands, and Guam, which pay interest which, in the opinion of the bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes ("Municipal Obligations").

         The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a "regulated investment company," however, under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Capital Gains and Taxes." In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Municipal Obligations

         o Municipal Bonds. Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, manufacturing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

         o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         o Revenue Bonds. Revenue Bonds are not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities, and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         o Industrial Development Bonds. Industrial development bonds are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately-operated facilities such as manufacturing, housing, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase industrial development bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Code, which limits the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

         o Municipal Notes. Municipal notes generally fund short-term capital needs and have maturities of one year or less. The Fund may invest in municipal notes which include:

         o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

         o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         o Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

         o Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of the Construction Loan Notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase Construction Loan Notes that are subject to permanent GNMA or bank purchase commitments.

         o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         o Municipal Leases. Municipal lease obligations or installment purchase contract obligations (collectively, "Municipal Leases") have special risks not normally associated with Municipal Obligations. Although Municipal Leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, most lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non- appropriation" Municipal Leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition, Municipal Leases may be subject to an " abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. The "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

         In addition to the "non-appropriation" and "abatement" risks, investments in Municipal Leases represent a relatively new type of financing. As such, Municipal Leases have not yet developed the depth of marketability associated with more conventional Municipal Obligations. The

Fund will seek to minimize these risks by investing not more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses, and by investing only in those "non- appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment is ever required.

         Investments in Municipal Leases will be subject to the Fund's 15% limit on investments in Illiquid Securities unless, in the judgment of OppenheimerFunds, Inc. ("the Manager"), a particular Municipal Lease is liquid. The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of a municipal lease obligation. Such determinations will be based on all relevant factors including among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained throughout the time the Fund holds the obligation; and (6) the likelihood that the municipality will continue to appropriate funding for the leased property.

         o New Forms of Municipal Obligations. New forms of Municipal Obligations in which the Fund may desire to invest are continuing to evolve. Accordingly, the descriptions herein as to certain types of existing Municipal Obligations should be viewed as illustrative and not exclusive. The Fund may invest in new forms of instruments or variations of existing instruments, subject only to the Fund's criteria of investment quality and tax exemption and to the restrictions specified in this Statement of Additional Information. As new forms of instruments or variations of existing instruments evolve, the Fund will revise its prospectus to reflect such evolution prior to investing.

         o Definition of Issuer. For purposes of diversification under the Investment Company Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer.

         If, however, in either case, the creating government or some other entity guarantees the security, such a guarantee would not be a separate security which must be included in the Fund's limitation on investments in a single issuer, provided the value of all securities guaranteed by a guarantor is not greater than 10% of the Fund's total assets.

 Other Investment Techniques and Strategies

         o Stand-by Commitments. The Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the technical sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment."


         o When-Issued Securities. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement extends beyond six months and possibly as long as two years or more beyond trade date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitment for when-issued securities.


         o Options Transactions. The Fund may engage in options transactions in order to provide additional income (the writing of covered call options) or in order to afford protection against adverse market conditions (the buying of put options). Such transactions may, however, limit the amount of possible capital appreciation which might otherwise be realized. The Fund may only write covered call options or purchase put options which are listed for trading on a national securities exchange and purchase call options and sell put options to the extent necessary to cancel options previously written. As an operational policy, no more than 5% of the Fund's net assets will be invested in options transactions.

         Unless  otherwise  noted,  the  foregoing  investment   objectives  and
policies are not designated as fundamental policies within the meaning of the Investment Company Act.

Investment Considerations/Risk Factors


Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Fund is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the

Municipal Securities in which the Fund concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on official statements relating to offerings of New York issuers of Municipal Securities on or prior to February 12, 1997 with respect to offerings of the State and January 28, 1997 with respect to offerings of New York City, and no representation is made as to the accuracy of such information.

         During the mid-1970's, the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Fund invests.

         o New York City. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995 and the City's current four-year financial plan assumes that moderate economic growth will continue through the calendar year 2000.

         For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") and the City's 1997 fiscal year results are projected to be balanced in accordance with GAAP. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law, or that it can maintain a balanced budget without additional tax or other revenue increases or additional reductions in City services or programs, which could adversely affect the City's economic base.

         The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan", "Financial Plan" or "City Plan"). On November 14, 1996, the City submitted to the New York State Financial Control Board (the "Control Board") the Financial Plan for the 1997-2000 fiscal years, which is a modification to a financial plan submitted to the Control Board on June 21, 1996 (the "June Financial Plan") and which relates to the City, the New York City Board of Education ("BOE") and the City University of New York.

         The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") and BOE to take actions to offset reduced revenues, the ability to complete certain revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $9.0 billion of general obligation bonds and $3.8 billion of bonds to be issued by the proposed New York City Finance Authority (the "Finance Authority") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. The creation of the Finance Authority, which is subject to the enactment of State legislation, is being proposed by the City in an attempt to avoid certain State constitutional debt limitations. The City's projections indicate that City debt may exceed such limitations sometime by the end of the 1997 fiscal year (July 1 - 1996 - June 30, 1997) unless legislation is enacted or other legislative initiatives are identified and implemented. Without the Finance Authority or other legislative relief, the City's capital program funded with general obligation debt, with respect to new projects, would be virtually brought to a halt during the period of the City Plan. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Finance Authority bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds and notes of the proposed Finance Authority, it would be prevented from meeting its planned operating and capital expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         o 1997-2000 Financial Plan. The June Financial Plan set forth actions to close a previously projected gap of approximately $2.6 billion in the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions; (ii) a revised tax reduction program which would increase projected tax revenues due to the extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid; (iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station; and (vi) pension cost savings resulting from a proposed increase in the earnings assumption for pension assets.

         The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP, and projects budget gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively, after successful implementation of the gap closing program for the 1997 fiscal year. Changes since the June Financial Plan include (i) an increase in projected tax revenues in fiscal years 1997 through 2000, respectively; (ii) a delay in the assumed receipt of projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, and a reduction in assumed State and Federal aid for the 1997 fiscal year; (iii) an increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000; (iv) an increase in expenditures for BOE in the 1997 fiscal year for school text books; (v) a reduction in projected pension costs, in fiscal years 1997 through 2000, respectively; and (vi) additional agency actions in fiscal years 1997 through 2000, including personnel reductions through attrition and early retirement.

         The Financial Plan assumes (i) approval by the Governor and the State Legislature of a retroactive extension of the 12.5% personal income tax surcharge, which expired on December 31, 1996; (ii) collection of the projected rent payments for the City's airports in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions; (iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; (iv) State approval of the cost containment initiatives and State aid proposed by the City; and (v) a reduction in City funding for labor settlements for certain public authorities or corporations. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

         The City's financial plans have been the subject of extensive public comment and criticism. In December 1996, the City Comptroller, the New York State Comptroller and the Control Board each issued reports which, among other things, state that projected revenues may be less and future expenditures may be greater than forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         o Ratings. As of January 28, 1997, Moody's rated the City's general obligation bonds Baa1, Standard & Poor's rated the bonds BBB+ and Fitch rated the bonds A-. These ratings do not reflect any credit enhancements relating to any portion of City bonds. Such ratings reflect only the views of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the bonds. On February 28, 1996, Fitch Investors Service, Inc.. ("Fitch") placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains the negative.

         o Outstanding Net Indebtedness. As of December 31, 1996, the City and the Municipal Assistance Corporation for the City of New York had, respectively, approximately $25.9 billion and $3.9 billion of outstanding net long-term debt. As of October 24, 1996, the New York City

Municipal Water Finance Authority ( the "Water Authority") had approximately $6.6 billion of long-term debt and $400 million of commercial paper notes outstanding.

         Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and federal regulations require the City's water supply to met certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. The U.S. Environmental Protection Agency has granted the City a waiver of filtration regulations through December 15, 1996, and has stated it will issue a waiver through April, 2002 if the City and State implement certain protective actions estimated to cost approximately $400 million. Preliminary estimates of the costs of such filtration are from $4 to $8 billion. Such an expenditure could cause significant increases in City water and sewer charges.


         The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.


         o Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996, claims in excess of $380 billion were outstanding against the City for which the City estimates its potential future liability to be approximately $2.8 billion.


         o New York State. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.


         o Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. Moderate growth is projected to continue in 1997 for employment, wages and personal income, followed by a slight slowing in 1998.

         The New York State Financial Plan for the State's 1996-1997 fiscal year (April 1, 1996- March 31, 1997) (the "State Plan") is based on the State's 1996-1997 fiscal year budget and updated, relying on actual results, through the third quarter of the fiscal year. The State Plan assumes that the

State's economy will show modest expansion during the calendar year 1996. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996. Bonus payments in the securities industry are expected to increase further from last year's record level.

         o The 1996-97 Fiscal Year. The State's General Fund (the major operating fund of the State) is projected in the State Plan to be balanced on a cash basis for the 1996-97 fiscal year. The State Plan projects General Fund receipts and transfers from other funds at $32.966 billion, an increase of $158 million from the prior fiscal year, and disbursements and transfers to other funds at $32.895 billion, an increase of $216 million from the total disbursed in the prior fiscal year. The State Financial Plan includes gap closing actions to offset a previously projected budget gap of $3.9 billion for the 1996-1997 fiscal year. Such gap closing actions include reductions in the State workforce, spending reductions in health care and education programs, projected increases in tax collections, pension and debt service savings and the use of certain reserve funds. There can be no assurance that additional gap closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1996-1997 fiscal year.

         The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

         o Future Fiscal Years. The Governor presented his proposed 1997-1998 Executive Budget (the "Executive Budget") to the Legislature on January 14, 1997. It is expected that the Governor will prepare amendments to the Executive Budget as permitted under law in a revised Financial Plan to be released in February 13, 1997. There can be no assurance that the Legislature will enact the

Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

         The draft 1997-1998 Financial Plan based on the Executive Budget, projects balance on a cash basis and reflects a continuing strategy of substantially reduced State spending, including reductions in social welfare spending and efficiency and productivity initiatives. Total General Fund receipts are projected to be $32.88 billion and total General Fund disbursements and transfers to other funds are projected to be $32.84 billion.

         The Executive Budget proposes $2.3 billion in gap closing actions to balance the 1997-1998 Financial Plan. As a result of the loss of non-recurring revenues available in 1996-1997 and implementation of previously enacted tax reduction programs, the Executive Budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-1997 projected budget surplus, and other actions.

         In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families Program (TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to comply with the new federal welfare reform law no later than July 1, 1997. States who fail to meet these federally mandated job participation rates, or who fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

         On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for federal block grant funding. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law for consideration by the Legislature in the 1997 legislative session. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State legislature will enact welfare reform proposals as submitted by the Governor and as required by federal law.

         It is expected that funding levels provided under the federal TANF block grant will be higher than currently anticipated in the State Plan. However, the net fiscal impact of any changes to the State's welfare programs that are necessary to conform with federal law will be dependent upon such factors as the ability of the State to avoid any federal fiscal penalties, the level of additional resources required to comply with any new State and/or federal requirements, and the division of non-federal welfare costs between the State and its localities.

         o Prior Fiscal Years. The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

         In July 1995, the State Comptroller issued its audit of the State's 1994-1995 fiscal year prepared in accordance with generally accepted auditing standards. The State completed its 1994- 1995 fiscal year with a General Fund operating deficit of $1.426 billion, as compared with an operating surplus of $914 million for the previous fiscal year. The 1994-1995 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year and the adoption of changes in accounting methodologies by the State Comptroller.

         o Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The State Plan includes no seasonal borrowing.

         o Authorities. The fiscal stability of the State is related to the fiscal stability of its public authorities ("Authorities"). Authorities have various responsibilities, including these which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in, their legislative authorization. As of September 30, 1995, the latest data available, 17 Authorities each had outstanding debt of $100 million or more and, collectively, had aggregate outstanding debt, including refunding bonds, of $73.45 billion.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         o Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A-rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

         o General Obligation Debt. As of March 31, 1996, the State had approximately $5.05 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $735 million for the 1995-96 fiscal year and are estimated to be $719 million for the State's 1996-97 fiscal year.


         o Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1996-1997 fiscal year or thereafter.


         The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-1997 State Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $474 million.


         In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1996-97 fiscal year or thereafter.

         o Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1996-97 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.


Management of Credit Risk. Because 5% of the Fund's assets may be invested in securities which are rated below the lowest investment grade categories, as rated by a nationally recognized statistical rating organization ("NRSRO"), and because a substantial portion of its assets may be invested in securities which are unrated, but which are, in the opinion of the Manager, comparable in quality to investment grade securities, the Fund is dependent on the Manager's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Manager will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Manager will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, structuring the Fund's portfolio to include a broad spectrum of municipal securities, credit analysis and attention to current developments and trends in the economy and the financial markets.

         Changes in the value of municipal bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. As an operational policy, however, the Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history.

Default. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations, and, as a result, the Fund's net asset value could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of such actions may not be tax-exempt.

Liquidity and Valuations. The Fund may from time to time, purchase securities which have a rating which is less than investment grade or securities for which there is no regular trading market. The market values of such securities tend to reflect individual developments affecting the issuer to a greater extent than do higher rated or more liquid securities, which react primarily to fluctuation in the general level of interest rates. Such securities also tend to be more sensitive to economic conditions than higher rated securities or securities for which there is a regular trading market. A portion of these fixed income securities are considered by S&P and Moody's, on balance, to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Securities rated BBB or Baa by S&P or Moody's are considered to be speculative with respect to their ability to timely make principal and interest payments. It is possible that the Fund may be required to liquidate such securities at an inopportune time, thus having a possible adverse affect on the Fund's performance.

Other Investment Restrictions

         o Fundamental Investment Restrictions. The following investment restrictions and policies are designated fundamental policies within the meaning of the Investment Company Act and may not be changed without the consent of the shareholders of a majority of the Fund's outstanding shares, including a majority of the shares of the Fund. A majority of the shares means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund may not:

         (1) Purchase common stocks, preferred stocks, warrants, or other equity securities;

         (2) Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 10% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three (3) days to the extent necessary to meet such asset coverage;

         (3) Sell securities short, purchase securities on margin, or write put options. The Fund reserves the right to purchase securities with puts attached;

         (4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;

         (5) Purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, or oil and gas interests, but this shall not preclude the Fund from investing in municipal obligations secured by real estate or interests therein;

         (6) Purchase the securities of any issuer which would result in the Fund owning more than

10% of the voting securities of such issuer;

         (7) Purchase or retain securities of any issuer if trustees of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

         (8) Make loans to others, except in accordance with the Fund's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;

         (9) Invest more than 25% of its assets in any particular industry or industries, except that the Fund may invest more than 25% of its assets in obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";

         (10) Invest in companies for the purpose of exercising control or management; or

         (11)  Issue senior securities.

         o Non-Fundamental Investment Restrictions. The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that, for purposes of Fundamental Investment
Restriction No. 9 described above, the Fund's policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.

         The percentage limitations on investments which are set forth above (fundamental and non- fundamental) are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof (except for the limitations on borrowing which are in effect at all times).

How the Fund Is Managed

Organization and History. Rochester Portfolio Series (the "Trust"), a Massachusetts business trust established on June 14, 1991, is an open-end, non-diversified, management investment company consisting of one portfolio, the Limited Term New York Municipal Fund, with four classes of shares. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

         Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

         The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

         The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Fund. The Fund's Trustees and officers are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the trustees are also trustees of Rochester Fund Municipals and Oppenheimer Bond Fund for Growth. With the exception of Mr. Cannon, all of the trustees are also trustees or directors of Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap
Fund, Oppenheimer Quest Value Fund, Inc., and Oppenheimer Quest Global Value Fund, Inc. Ms. Macaskill (in her capacity as President) Messrs. Donohue, Bowen, Zack, Bishop and Farrar, respectively, hold the same offices with the New York-based Oppenheimer funds as with the Fund. As of February 25, 1997 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of any class of shares of the Fund.

BRIDGET A. MACASKILL, Chairman of the Board of Trustees and President;* Age 48 President, Chief Executive Officer, and a Director of OppenheimerFunds, Inc. (the "Manager") and HarbourView Asset Management Corporation ("HarbourView") a subsidiary of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC") the Manager's parent holding company; and of Oppenheimer Partnership Holdings, Inc.; Chairman and a director of Shareholder Services, Inc. ("SSI"), a transfer agent subsidiary of the Manager and Shareholder Financial Services, Inc. ("SFSI"); and a director of Oppenheimer Real Asset Management, Inc.

JOHN CANNON, Trustee; Age 67
620 Sentry Parkway West Suite 220, Blue Bell, PA 19422
Independent Consultant; Chairman and Treasurer, CDC Associates, Inc., registered investment adviser, 1993-February, 1996; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991- 1993; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, 1995-Present.

PAUL Y. CLINTON, Trustee; Age 66
39 Blossom Avenue, Osterville, MA 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly, Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly
President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust and Prime Cash Fund, each of which is a money-market fund and Narragansett Insured Tax Free Fund; Director of Quest Cash Re serves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership, President of Geneve Corp., a venture capital fund, Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.

THOMAS W. COURTNEY, Trustee; Age 63
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc. and Trustee of Quest for Value Accumulation Trust, each of which is an open-end investment company; former President of Boston Company Institutional Investors; Trustee of

Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

LACY B. HERRMANN, Trustee; Age 67
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax- Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Brown University.

GEORGE LOFT, Trustee; Age 82
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.

RONALD H. FIELDING, Vice President and Portfolio Manager; Age 48
350 Linden Oaks, Rochester, NY 14625
Senior Vice President of the Manager, Chairman of the Rochester Funds Division of the Manager; formerly President and a trustee or director of the Fund, Limited Term New York Municipal Fund and Rochester Tax Managed Fund, Inc; President and a director, Fielding Management Company, Inc., Chairman and a director of Rochester Fund Distributors, Inc., President and a director of Fielding Management Company, Inc., President and a director of Rochester Capital Advisors, Inc., President and a director of Rochester Fund Services, Inc.

ANDREW J. DONOHUE, Secretary; Age 47
Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, and Oppenheimer Partnership Holdings, Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, Treasurer; Age 60
6803 South Tucson Way, Englewood, Colorado 80112
 Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.(a broker-dealer);
 an officer of other Oppenheimer funds.

ROBERT BISHOP, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

SCOTT  T. FARRAR, Assistant Treasurer; Age 31
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

ROBERT G. ZACK, Assistant Secretary; Age 48
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

ADELE A. CAMPBELL, Assistant Treasurer; Age 33
350 Linden Oaks, Rochester, New York  14625
Assistant Vice President of the Manager; formerly Assistant Vice President of Rochester Fund Services, Inc., Assistant Manager of Fund Accounting, Rochester Fund Services, Audit Manager for Price Waterhouse, LLP.
-------------------
*A Trustee who is an "interested" person as defined in the Investment Company
Act.


         o Remuneration of Trustees. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Manager and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation received by the non-interested Trustees from the Fund during the fiscal year ended December 31, 1996.



                                   Pension or
                                   Retirement
                                Aggregate              Benefits             Estimated             Total
                                Compensation           Accrued as           Annual                Compensation
                                from the               Part of Fund         Benefits Upon         From Fund
Name of Person                  Fund                   Expenses(1)          Retirement(1)         Complex(2)
John Cannon                     $                      $0                   $0                    $
Paul Y. Clinton                 $                      $0                   $0                    $
Thomas W. Courtney              $                      $0                   $0                    $
Lacy B. Herrmann                $                      $0                   $0                    $
George Loft                     $                      $0                   $0                    $
---------------------

(1) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of the Fund in 1992, will serve as an Independent Trustee for nine years.
(2)  Includes
compensation received during the fiscal year ended December 31, 1996, from all registered investment companies within the Quest/Rochester Fund complex during that year which consisted of the Fund, Rochester Fund Municipals, Bond Fund Series -Oppenheimer Bond Fund for Growth, Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest for Value Funds.



         o Major Shareholders. As of February 25 , 1997 no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or of the Fund's outstanding Class A or Class D shares , except for Merrill Lynch Pierce Fenner & Smith, Inc., P.O. Box 41621, Jacksonville, Florida 32203-1621 which was the record owner of 27.14% of the Class D shares then outstanding.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


         o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund which was entered into on January 4, 1996 (the "Advisory Agreement") requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation  and  maintenance  of records  with respect to its  operations,  the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Manager will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: 0.50% of average daily net assets of the first $100 million; 0.45% of average daily net assets on the next $150 million; 0.40% of average daily net assets of the next $1,750 million and 0.39% of average daily net assets over $2 billion.

         Expenses not expressly assumed by the Manager under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal year ended December 31, 1996, the management fees paid by the Fund to the Manager were $2,687,213 and to Rochester Capital Advisors, L.P., its previous investment adviser, were $27,896. For the Fund's fiscal years ended December 31, 1995 and December 31, 1994, the management fees paid by the Fund to Rochester Capital Advisors, L.P. were $2,282,690 and $2,154,234, respectively.

         The Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager has voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, such including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of Fund assets made with due care and in good faith. The Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

         o The Distributor. Under its General Distributor's Agreement with the Fund, which was entered into on January 4, 1996, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A , Class B, Class C and Class D shares , but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1994, 1995 and 1996, the aggregate amount of sales charge on sales of the Fund's Class A shares was $1,699,143, $1,652,514 and $1,623,032, respectively, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $211,300 and $217,615 in 1994 and 1995, respectively. In 1996, the Distributor retained $290,035. Class D shares were offered to the public commencing on May 1, 1995. During the period from May 1, 1995 through December 31, 1995 and during fiscal year ended December 31, 1996, the contingent deferred sales charge collected by Rochester Fund Distributors, Inc. on the redemption of Class D shares in 1995 totaled $6,001 and the contingent deferred sales charge collected by the Distributor in 1996 was $31,172, all of which was retained by the Distributor. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, see "Distribution and Service Plans," below.

         o The Transfer Agent. OppenheimerFunds Services, a division of the Manager, serves as the Fund's transfer agent pursuant to a Service Contract dated March 8, 1996. The transfer agent is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Transfer Agent is compensated on the basis of a fixed fee per account and as a percentage of the Fund's average daily net assets. The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal years ending December 31, 1994, 1995 and 1996 was $255,622, $292,278 and $3,066, respectively. The compensation paid to OppenheimerFunds Services for such services for fiscal year ended December 31, 1996 was $297,354.

         o Accounting and Recordkeeping Services. The Manager also provides certain accounting and recordkeeping services to the Fund pursuant to an Accounting and Administration Agreement entered into on January 4, 1996. The services provided pursuant to the Fund thereunder include the maintenance of general ledger accounts and records relating to the business of the Fund in the form required to comply with the Investment Company Act and the calculation of the daily net asset value of the Fund. The compensation paid by the Fund for such services to Rochester Fund Services, Inc. its previous shareholder services agent, for the fiscal years ended December 31, 1994 and 1995 was $150,500 and $161,850, respectively. The compensation paid to OppenheimerFunds Services for the fiscal year ended December 31,1996 was $193,682.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory

Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Manager to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Manager and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. The Fund did not incur costs for brokerage commissions in connection with its portfolio transactions during the fiscal years ended December 31, 1994, 1995 and 1996.

         A change in securities held by the Fund is known as "portfolio turnover". As portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended December 31, 1994, 1995 and 1996 the Fund's portfolio turnover rates were and 34.58%, 22.34% and 24.35 %, respectively.


Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.


         The Fund currently offers four classes of shares of beneficial interest: Class A, Class B, Class C and Class D shares. The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses and are likely to have different share prices. On May 1, 1997, the Fund redesignated as "Class D" shares its "Class B" shares which had been outstanding prior to that date. Performance information set forth below relates only to the Fund's Class A and Class D shares, which were first publicly offered on September 18, 1991 and May 1, 1995, respectively. No performance information is provided for either new Class B or Class C shares because no shares of either of those classes were issued during the fiscal year ended December 31, 1996.


         The Fund's advertisements of its performance data with respect to any class must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

         |X|  Standardized Yields

         o Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd


         The symbols above represent the following factors:

         a = dividends and interest earned during the 30-day period.
         b = expenses accrued for the period (net of any expense reimbursements).
         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1996, the standardized yields for the Fund's Class A and Class D shares were 4.88%, and 4.52%, respectively.

         o Tax-Equivalent Yield. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. The Fund's tax-equivalent yields for its Class A shares and Class D shares for the 30-day period ended December 31, 1996, for an individual New York City resident in the 46.08% combined tax bracket were 9.05% and 8.38 %, respectively, assuming application of 1997 tax rates.


         o Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B, Class C and Class D shares , the maximum offering price is the net asset value per share without considering the effect of contingent deferred sales charges.


         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its maximum offering price) at the end of the period.


         The dividend yields on Class A shares for the 30-day period ended December 31, 1996 were 4.61 % and 4.78 % when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class D shares for the 30-day period ended December 31, 1996, was 4.29% when calculated at net asset value.


         o  Total Return Information

         o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )


         o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


ERV - P
------- = Total Return
   P



         In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge (4.0% for the first year, 3.0% for the second year, 2.0% for the third and fourth years, 1.0% in the fifth year and none thereafter), is applied, as described in the Prospectus. For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one year period (or less). For Class D shares, the payment of a contingent deferred sales charge (2.5% in the first year, 2.0% for the second year, 1.5% for the third year, 1.0% for the fourth year and none thereafter) is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended December 31, 1996 and for the period from September 18, 1991 through December 31, 1996, were 1.15%, 5.96% and 6.43%, respectively. The cumulative "total return" on Class A shares for the period from September 18, 1991 through December 31, 1996 was 38.99%. For fiscal year ended December 31, 1996 and the period from May 1, 1995 (date Class D shares were first publicly offered) through December 31, 1996, the average annual total returns on an investment in Class D shares were 0.60% and 4.44%, respectively. The cumulative total return on Class D shares for the period from May 1, 1995 through December 31, 1996 was 7.51%.

         o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B, Class C or Class D shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

         The average annual total returns at net asset value on an investment in Class A shares for the one and five year periods ended December 31, 1996 and for the period from September 18, 1991 to December 31, 1996 were 4.82%, 6.72% and 7.15%, respectively. The average annual total returns at net asset value on an investment in Class D shares for the fiscal year ended December 31, 1996 and for the period from May 1, 1995 to December 31, 1996 were 4.59% and 6.18%, respectively.
 The cumulative total return at net asset value of the Fund's Class A shares for the period from September 18, 1991 through December 31, 1996 was 44.03%. The cumulative total return at net asset value for Class D shares for the period from May 1, 1995 through December 31, 1996 was 10.51%.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B, Class C or Class D shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against
(i) all other funds (excluding money market funds) and (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar.

         From time to time the Fund may publish the star ranking of the performance of its Class A, Class B, Class C or Class D shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds monthly in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds based on risk- adjusted investment return. The Fund is ranked among municipal bond funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures a fund's or class's performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's or class's 3 year ranking or its combined 3- and 5- year ranking (weighted 60%/40%, respectively) or its combined 3-, 5- and 10- year ranking (weighted 40%, 30% and 30%, respectively) depending on the inception of the fund or class. Rankings are subject to change monthly.

         The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

         The total return on an investment in the Fund's Class A, Class B, Class C or Class D shares may be compared with performance for the same period of comparable indices, including but not limited to The Merrill Lynch Municipal Index (3-7 year maturities) and the Lehman Brothers 5-year Municipal Bond Index. The Merrill Lynch Municipal Index is a broadly based, widely recognized unmanaged index of municipal bonds with a specific maturity of between 3 and 7 years. The Lehman Brothers Municipal Bond Index is also a broadly based, widely recognized unmanaged index of municipal bonds, but with a specific maturity of between 4 and 6 years. Whereas the Fund's portfolio comprises bonds principally from New York State, the Indices are comprised of bonds from all 50 states and many jurisdictions. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs. Any other index selected for comparison would be similar in composition to one of these two indices.

         Investors may also wish to compare the return on the Fund's Class A, Class B, Class C or Class D shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.


         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


         The performance of the Fund's Class A, Class B, Class C or Class D shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.


Distribution and Service Plans


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B shares, Class C shares and Class D shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payment to the Distributor for all or a portion of its costs in connection with the distribution and/or servicing of shares of that class as described in the Prospectus (collectively, the "Plans"). Each Plan has been approved by a vote of
(i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager, as the sole initial holder of Class B and Class C shares of the Fund.


         In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.


         Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by majority vote of the shareholders of the class affected by the amendment. In addition, because Class B and Class D shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B and Class D as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" (as defined in the Investment Company Act), of the Class A, Class B and Class D shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of each Recipient that received any such payment, and the purpose of the payments. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.


         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and has set no minimum amount of assets to qualify for payment.

         For the fiscal year ended December 31, 1996, payments under the Class A Plan totaled $1,488,992, all of which was paid by the Distributor to Recipients, including $7,144 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

         The Class B, Class C and Class D Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of Class B, Class C or Class D shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B, Class C or Class D shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay to the Distributor a pro rata portion of the Distributor's advance payment for those shares.

         Although the Class B, Class C and Class D Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B, Class C and Class D Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B, Class C and Class D Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc., on payments of asset-based sales charges and service fees.

         The Class B, Class C and Class D Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution  of  shares,  and  (iv) may  bear  the  costs of sales  literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

         For the fiscal year ended December 31, 1996, payments under the Class D Plan totaled $214,619, of which the Distributor retained $171,044 as reimbursement for Class D sales commissions and service fee advances, as well as financing costs. The Class D Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.


ABOUT YOUR ACCOUNT

How to Buy Shares


Alternative Sales Arrangements - Class A Shares, Class B Shares, Class C Shares, Class D Shares. The availability of four classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B, Class C and Class D shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or $1 million or more of Class B, Class C or Class D shares , respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares, Class C and Class D shares and the dividends payable on Class B, Class C and Class D shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charges.

         The conversion of Class B and Class D shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B and Class D shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B or Class D shares would occur while such suspension remained in effect. Although Class B or Class D shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A , Class B, Class C and Class D shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B Class C and Class D shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchanges most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

         The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(ii) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iii) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (i) and (ii) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

         In the case of Municipal Securities, U.S. Government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Puts and calls are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put or call is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (ACH) transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. See "How to Purchase Shares" in the Prospectus for a description of how Shares are offered to the public and how the excess of public offering price over the net amount invested, if any, is allocated to authorized dealers. The Prospectus describes several special purchase plans and methods by which Shares may be purchased. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Bond Fund
Oppenheimer Bond Fund for Growth
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Champion Income Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Disciplined  Value  Fund
Oppenheimer Discovery  Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Income Fund
Oppenheimer Florida  Municipal Fund
Oppenheimer Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan  Growth  Fund
Oppenheimer LifeSpan  Income  Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer Main Street  California Municipal Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New Jersey  Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Pennsylvania  Municipal Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic  Income Fund
Oppenheimer Total Return Fund, Inc.

Oppenheimer U.S. Government Trust
Oppenheimer Value Stock Fund
Oppenheimer World Bond Fund
Rochester Fund Municipals
The New York Tax Exempt Income Fund, Inc.


the following "Money Market Funds":

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).


Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund or Class A and Class B shares of the Fund and of other Oppenheimer funds during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in Terms of Escrow, below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.


         o  Terms of Escrow That Apply to Letters of Intent.

         (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         (2) If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.


Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.


         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial adviser before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

 Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.


 Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under the "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge, or (ii) Class B or Class D shares on which you paid a contingent deferred sales charge when you redeemed them without sales charge. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class D contingent deferred sales charge will be followed in determining the order in which shares are transferred.


Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of the New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A Share purchases, shareholders should not make regular
additional  Class  A  Share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus.

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as in the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.


         o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.


         To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B, Class C or Class D shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares


As stated in the Prospectus, except with respect to Class D shares of the Fund which may be exchanged only for Class B shares of other Oppenheimer funds, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A Shares" for this purpose. All of the Oppenheimer funds offer Class A, Class B and Class C shares except Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Oppenheimer Money Market Fund, Inc., which offer only Class A shares, and Oppenheimer Main Street California Municipal Fund which offer only Class A and Class B shares. (Class B and Class C shares of Oppenheimer Cash Reserves are generally only available by exchange from the same class of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

          No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B, Class C or Class D shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of exchanges may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.


         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, Checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes


Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form.

Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B, Class C and Class D shares ," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares, Class C and Class D shares are expected to be lower as a result of the asset-based sales charge on Class B shares, Class C shares and Class D shares , and Class B, Class C and Class D dividends will also differ in amount as a consequence of any difference in net asset value between Class A shares, Class B shares, Class C shares and Class D shares.

         Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities. Any difference between the net asset values of Class A, Class B, Class C and Class D shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Long-term capital gains distributions, if any are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Obligations will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. All of the Fund's dividends (excluding capital gains distributions) paid during 1996 were exempt from Federal income tax and New York State and New York City personal income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 19.23% of the Fund's dividends (excluding distributions) paid during 1996 were a tax preference item for shareholders subject to the alternative minimum tax.

         A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or futures; or
(4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation, will receive no tax deduction for payments of dividends and distributions made to shareholders and will no longer be able to pay dividends which are exempt from Federal income tax and New York State and New York City personal income taxes to its shareholders.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute at least 98% of its taxable investment income earned and its capital gains realized from January 1 through December 31 of that year or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

New York State and City Taxes. To the extent that exempt-interest dividends are derived from interest on Municipal Obligations, such distributions will be exempt from New York State and City personal income taxes. However, an investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax exempt securities other than Municipal Obligations will be treated as taxable ordinary income for purposes of New York State and New York City personal income taxes. For New York State and New York

City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

         Exempt-interest dividends are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporate shareholder's net investment income is allocated to New York State and/or New York City.

         All or a portion of interest on indebtedness incurred or continued to purchase or carry the Fund's shares generally will not be deductible for New York State and New York City personal income tax purposes.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Not all of the Oppenheimer funds offer Class B shares and Class C shares. The names of the funds that offer Class B and Class C shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A., 399 Park Avenue, New York, NY 10043, is currently the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.

Independent Auditors. Price Waterhouse LLP, 1100 Bausch & Lomb Place, Rochester, NY 14604-2705, serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Report of Independent Accountants

To the Shareholders and Trustees of the Limited Term New York Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Limited Term New York Municipal Fund (the Fund) at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP
--------------------------
Price Waterhouse LLP
Rochester, New York
January 24, 1997

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$    538,600  Albany Hsg. Auth.                             0.000 %        10/01/12       10/01/02 (a)          $    138,980
          40  Albany IDA (152 Washington Avenue)            7.500          11/01/01       05/01/97 (b)                40,400
       1,975  Albany IDA (H. Johnson Office Pk.)            5.750          03/01/18       03/01/98 (d)             1,965,382
         240  Albany IDA (Port of Albany)                   6.250          02/01/05       07/10/01 (c)               245,388
          30  Albany IDA (Spectrapark)                      7.150          12/01/98       -----                       30,319
          50  Albany IDA (Spectrapark)                      7.500          12/01/03       12/01/98 (b)                53,192
       3,525  Albany IDA (Spectrapark)                      7.600          12/01/09       12/01/98 (b)             3,741,788
          40  Albany Parking Auth.                          0.000          09/15/02       -----                       29,398
         625  Albany Parking Auth.                          0.000          09/15/04       -----                      389,269
          25  Albany Parking Auth.                          0.000          09/15/03       -----                       16,724
          20  Albany Parking Auth.                          0.000          09/15/05       -----                       11,768
       1,610  Albany Parking Auth.                          6.850          11/01/12(s)    11/01/04 (b)             1,732,795
       5,000  Albany Parking Auth.                          7.150          09/15/16(s)    09/15/01 (b)             5,455,150
         645  Allegany IDA (Alfred University)              6.900          09/01/99       -----                      678,863
         300  American Samoa Power Auth.                    6.600          09/01/97       -----                      304,641
         600  American Samoa Power Auth.                    6.700          09/01/97       -----                      609,672
         300  American Samoa Power Auth.                    6.700          09/01/98       -----                      308,817
         300  American Samoa Power Auth.                    6.750          09/01/99       -----                      312,246
         700  American Samoa Power Auth.                    6.800          09/01/98       -----                      721,651
         700  American Samoa Power Auth.                    6.900          09/01/99       -----                      731,157
         700  American Samoa Power Auth.                    7.000          09/01/00       -----                      737,926
         120  Auburn IDA (Alcoa)                            7.500          12/01/97       -----                      121,800
          50  Auburn IDA (Alcoa)                            7.600          12/01/98       06/01/97 (b)                51,000
         670  Babylon IDA (WWH Ambulance)                   7.000          09/15/01       11/03/99 (c)               701,189
          70  Baldwinsville Development Corp.               7.200          06/01/10       07/01/97 (b)                72,800
         800  Batavia Hsg. Auth. (Trocaire Place)           7.650          04/01/08       08/14/03 (c)               842,544
         185  Brookhaven IDA (Dowling College)              6.200          03/01/01       -----                      196,217
         195  Brookhaven IDA (Dowling College)              6.300          03/01/02       -----                      209,307
         205  Brookhaven IDA (Dowling College)              6.400          03/01/03       -----                      221,937
         275  Brookhaven IDA (Farber)                       6.188 (v)      12/01/98       06/01/97 (f)               275,000
          30  Broome IDA (Industrial Park)                  7.450          12/01/98       -----                       30,300
       1,550  Carnegie Redevelopment Corp.                  6.250          09/01/05       12/04/01 (c)             1,580,101
       1,550  Carnegie Redevelopment Corp.                  6.500          09/01/11       05/17/09 (c)             1,589,928
         515  Clifton Park (Caldor)                        11.250          12/01/12       12/01/98 (b)               536,785
       1,570  Clifton Springs Hospital & Clinic             7.000          01/01/01       07/31/99 (c)             1,609,941
          40  Clinton County COP                            7.000          08/01/97       -----                       40,250
           5  Colonie IDA (Capital Plaza)                   9.625          11/01/98       05/01/97 (b)                 5,075
          35  Colonie IDA (Homeowner Association)           7.250          10/01/02       04/01/97 (b)                35,525
          35  Cortland IDA (Paul Bunyon)                    8.000          07/01/00       07/01/98 (b)                36,749
         275  Dutchess IDA (Bard College)                   6.500          11/01/03       -----                      286,855
       1,175  Dutchess Res Rec (Solid Waste)                6.800          01/01/10       01/01/05 (b)             1,216,842
         290  Elmira HDC                                    7.500          08/01/08       08/01/97 (b)               300,359
          15  Elmira HDC                                    7.500          08/01/09       08/01/97 (b)                15,843
         440  Erie IDA (FMC Corp.)                          6.000          02/01/03       08/01/97 (b)               439,485
         385  Erie IDA (Medaille College)                   7.400          12/30/02       09/13/00 (c)               400,858
          40  Erie IDA (Medishield)                         7.200          08/01/04       08/01/98 (b)                40,800
         880  Erie IDA (Mercy Hospital)                     5.900          06/01/03       08/21/00 (c)               901,868
         960  Essex IDA (International Paper)               6.500          05/01/06       05/01/97 (b)               967,296
       1,980  Franklin IDA (Correctional Facilities)        6.375          11/01/02       07/17/00 (c)             2,041,380
          60  Franklin IDA (Correctional Facilities)        6.750          11/01/12(s)    11/01/04 (b)                62,393
       2,120  Franklin SWMA                                 6.000          06/01/05       11/19/03 (c)             2,130,155
       1,350  Franklin SWMA                                 6.125          06/01/09       12/28/07 (c)             1,347,476
      11,635  Guam Airport Authority                        6.600          10/01/10       10/01/05 (b)            12,035,477
       1,200  Guam Power Authority                          6.300          10/01/12       10/01/04 (b)             1,222,284
       3,030  Guam Power Authority                          6.375          10/01/08       10/01/04 (b)             3,109,628
       2,950  Guam Power Authority                          6.625          10/01/14(s)    10/01/04 (b)             3,083,163
         905  Hamilton Elderly Hsg.                        11.250          01/01/15(s)    05/01/97 (b)               950,304
          30  Hempstead IDA (Amer. Ref-Fuel Co.)            6.700          12/01/97       -----                       30,620

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$         30  Hempstead IDA (Amer. Ref-Fuel Co.)            7.000 %        12/01/99       06/01/97 (b)          $     30,600
      35,500  Hempstead IDA (Amer. Ref-Fuel Co.)            7.375          12/01/05       06/01/97 (b)            36,387,500
      30,820  Hempstead IDA (Amer. Ref-Fuel Co.)            7.400          12/01/10       06/01/97 (b)            31,590,500
       1,500  Hempstead IDA (Nassau Dist. Energy)           7.750          09/15/15(s)    09/15/97 (b)             1,524,840
          20  Hempstead IDA (UCP)                           7.500          10/01/09       10/01/99 (b)                21,098
       2,700  Herkimer Hsg. Auth.                           7.150          03/01/11(s)    09/01/06 (b)             2,898,315
       1,970  Herkimer IDA (Burrows Paper)                  7.250          01/01/01       08/08/99 (c)             1,920,986
       1,000  Herkimer IDA (Burrows Paper)                  8.000          01/01/09       10/28/05 (c)               984,830
          50  Heuvelton CSD                                 8.375          06/15/97       -----                       50,726
          90  Islip IDA (WJL Realty)                        7.400          03/01/99       -----                       95,531
       2,160  Islip Res Rec                                 5.850          07/01/02       -----                    2,300,033
         250  Jamestown GO                                  7.000          03/15/00       -----                      266,980
         330  Jamestown GO                                  7.000          03/15/99       -----                      348,031
       3,345  Jamestown Hsg. Auth.                          6.125          07/01/10       04/06/05 (c)             3,391,228
         460  Jefferson IDA (Stature Electric)              7.500          08/01/99       02/01/97 (b)               467,930
          55  Lakeside Village Hsg. Corp.                   0.000          09/01/05       03/01/97 (b)                24,769
         430  Lincoln Towers Hsg. Corp.                    11.250          01/01/15(s)    05/01/97 (b)               451,586
         104  Locke Fire District #1 (i)                    7.500          07/01/02       08/10/00 (c)               110,275
         220  Medina Hsg. Corp.                             8.250          08/15/11(s)    02/15/97 (b)               233,200
         630  Middleton IDA (Fleurchem)                     7.125          12/01/08       05/05/04 (c)               637,258
         915  Middleton IDA (Southwinds)                    7.250          03/01/03       06/14/00 (c)               914,780
           5  Monroe County Airport                         0.000          01/01/04       -----                        3,346
          30  Monroe County GO                              6.100          05/01/03       -----                       30,000
       1,325  Monroe IDA (Al Sigl Center)                   6.375          12/15/05       05/11/02 (c)             1,350,718
       1,135  Monroe IDA (Al Sigl Center)                   6.750          12/15/10       02/01/09 (c)             1,163,012
          10  Monroe IDA (Cohber)                           7.500          12/01/00       12/01/98 (b)                10,429
         100  Monroe IDA (Cohber)                           7.550          12/01/01       12/01/98 (b)               105,066
         931  Monroe IDA (Emil Muller)                      6.500          10/01/04       04/05/01 (c)               932,505
       1,145  Monroe IDA (GEVA)                             7.750          04/01/02       12/20/99 (c)             1,148,080
         360  Monroe IDA (GEVA)                             7.750          04/01/03       -----                      360,968
         131  Monroe IDA (Hahn)                             7.250          06/01/98       10/17/97 (c)               131,679
          20  Monroe IDA (Hahn)                             7.250          06/01/98       10/03/97 (c)                20,155
         105  Monroe IDA (Palmer)                           6.500          08/01/98       12/17/97 (c)               105,030
       2,170  Monroe IDA (Piano Works)                      6.625          11/01/06       11/12/02 (c)             2,181,718
         300  Monroe IDA (Roberts Wesleyan)                 6.200          09/01/05       -----                      304,971
         215  Monroe IDA (West End Business)                6.750          12/01/04       11/05/01 (c)               218,915
         140  Montgomery IDA (Amsterdam)                    5.750          01/15/97       -----                      140,000
         145  Montgomery IDA (Amsterdam)                    6.000          01/15/98       -----                      145,183
         885  Montgomery IDA (Amsterdam)                    6.500          01/15/03       02/17/01 (c)               894,921
          65  MTA                                           6.250          07/01/11       07/01/04 (b)                67,009
          50  MTA                                           7.000          07/01/09       07/01/03 (b)                53,100
         530  Municipal Assistance Corp. for NYC            6.875          07/01/07       07/01/97 (b)               547,877
          50  Municipal Assistance Corp. for NYC            7.000          07/01/06       07/01/97 (b)                51,597
         198  Municipal Assistance Corp. for Troy, NY       0.000          01/15/22       -----                       48,153
         130  Municipal Assistance Corp. for Troy, NY       0.000          07/15/21       -----                       32,710
         430  Nassau IDA (ACLDD)                            7.250          10/01/04       08/10/01 (c)               445,760
       1,025  Nassau IDA (Farmingdale Market)              10.000          05/01/98       05/01/97 (b)             1,034,738
       1,090  New Rochelle IDA (CNR)                        6.000          07/01/02       08/11/00 (c)             1,133,360
         260  New Rochelle IDA (CNR)                        6.300          07/01/03       -----                      273,848
         275  New Rochelle IDA (CNR)                        6.400          07/01/04       -----                      291,255
       2,450  Niagara IDA (Sevenson Hotel)                  5.750          05/01/03       04/30/00 (c)             2,464,994
         575  North Country Development Auth.               6.600          07/01/02       -----                      599,489
       2,995  North Country Development Auth.               6.750          07/01/12(s)    07/01/99 (b)             3,112,045
          80  Northern Marianas Island Port Auth.           7.050          10/01/04       04/01/97 (b)                82,000
          10  Northern Marianas Island Port Auth.           7.050          10/01/05       04/01/97 (b)                10,300
       1,460  NYC GO                                        0.000          02/01/02       -----                    1,131,923
         170  NYC GO                                        0.000          04/01/00       -----                      153,437
       2,000  NYC GO                                        0.000          08/15/00       -----                    1,686,660

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$      1,500  NYC GO                                        0.000 %        02/01/01       -----                 $  1,230,420
       1,000  NYC GO                                        0.000          02/01/03       -----                      730,900
          50  NYC GO                                        0.000          08/15/01       -----                       40,048
         630  NYC GO                                        0.000          04/01/01       -----                      512,574
          50  NYC GO                                        0.000          02/01/12       02/01/02 (b)                38,255
          10  NYC GO                                        0.000          08/01/03       -----                        9,848
       2,500  NYC GO                                        6.250          08/01/08       -----                    2,610,950
       4,050  NYC GO                                        6.250          08/01/13       08/01/08 (b)             4,123,265
      10,550  NYC GO                                        6.250          08/01/09       08/01/08 (b)            10,954,804
       2,000  NYC GO                                        6.250          08/01/12       08/01/08 (b)             2,041,180
       1,050  NYC GO                                        6.300          08/15/08       08/15/07 (b)             1,097,366
       1,000  NYC GO                                        6.375          02/15/06       -----                    1,060,560
      13,500  NYC GO                                        6.375          08/15/09       08/15/07 (b)            14,111,550
       2,105  NYC GO                                        6.375          08/01/07       08/01/04 (b)             2,177,623
       1,890  NYC GO                                        6.375          08/01/10       08/01/07 (b)             1,962,822
         600  NYC GO                                        6.375          08/01/06       08/01/04 (b)               624,432
         970  NYC GO                                        6.375          08/15/10       08/15/07 (b)             1,007,452
          20  NYC GO                                        6.500          08/01/06       08/01/04 (b)                20,996
         110  NYC GO                                        6.500          08/01/05       08/01/04 (b)               115,786
         115  NYC GO                                        6.500          08/01/08       08/01/04 (b)               120,492
       5,600  NYC GO                                        6.500          08/01/11       08/01/04 (b)             5,832,176
       1,550  NYC GO                                        6.750          10/01/05       10/01/04 (b)             1,660,066
       3,250  NYC GO                                        7.000          02/01/06       02/01/02 (b)             3,498,203
         600  NYC GO                                        7.000          02/01/00       08/01/97 (b)               610,344
       1,000  NYC GO                                        7.000          02/01/01       08/01/97 (b)             1,017,240
          10  NYC GO                                        7.000          02/01/02       08/01/97 (b)                10,167
          40  NYC GO                                        7.000          08/01/09       08/01/97 (b)                41,024
       1,360  NYC GO                                        7.000          08/15/16       08/15/04 (b)             1,465,890
       1,000  NYC GO                                        7.000          02/01/16       02/01/04 (b)             1,074,980
          40  NYC GO                                        7.000          02/01/09       02/01/00 (b)                40,960
          40  NYC GO                                        7.000          02/01/13       08/01/97 (b)                40,652
       9,140  NYC GO                                        7.000          10/01/13       10/01/02 (b)             9,862,791
           5  NYC GO                                        7.000          12/01/10       12/01/97 (b)                 5,198
           5  NYC GO                                        7.000          12/01/08       12/01/97 (b)                 5,198
         730  NYC GO                                        7.000          10/01/09       10/01/04 (b)               787,728
         200  NYC GO                                        7.100          02/01/10       02/01/04 (b)               215,412
         100  NYC GO                                        7.100          08/15/07       08/15/04 (b)               108,362
       2,275  NYC GO                                        7.100          02/01/09       02/01/02 (b)             2,450,312
       1,450  NYC GO                                        7.200          08/15/08       08/15/04 (b)             1,589,911
          25  NYC GO                                        7.200          02/01/05       08/01/97 (b)                25,423
          20  NYC GO                                        7.200          02/01/15       02/01/02 (b)                21,749
         100  NYC GO                                        7.250          02/01/08       08/15/04 (b)               101,693
         115  NYC GO                                        7.250          02/01/07       08/01/97 (b)               117,588
          20  NYC GO                                        7.300          08/15/98       08/15/97 (b)                20,684
         285  NYC GO                                        7.400          02/01/02       -----                      312,782
         500  NYC GO                                        7.400          02/01/00       -----                      535,635
       2,900  NYC GO                                        7.500          02/01/06       02/01/02 (b)             3,224,481
       2,425  NYC GO                                        7.500          02/01/09       02/01/02 (b)             2,697,497
      10,125  NYC GO                                        7.500          02/01/04       02/01/02 (b)            11,212,526
          55  NYC GO                                        7.500          02/01/05       02/01/02 (b)                59,983
           5  NYC GO                                        7.500          10/01/12       10/01/99 (b)                 5,394
          50  NYC GO                                        7.500          08/01/04       08/01/98 (b)                53,185
          25  NYC GO                                        7.500          08/15/02       08/15/97 (b)                25,870
         220  NYC GO                                        7.500          02/01/07       02/01/02 (b)               243,681
           5  NYC GO                                        7.500          08/15/05       08/15/97 (b)                 5,176
          25  NYC GO                                        7.500          08/01/01       08/01/99 (b)                26,933
         100  NYC GO                                        7.500          03/15/09       03/15/00 (b)               106,582
         150  NYC GO                                        7.500          08/15/03       08/15/99 (b)               161,921

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$         50  NYC GO                                        7.625 %        02/01/13       02/01/02 (b)          $     55,895
       4,020  NYC GO                                        7.650          02/01/07       02/01/02 (b)             4,523,264
         300  NYC GO                                        7.700          02/01/09       02/01/02 (b)               336,360
       1,420  NYC GO                                        7.750          08/15/09       08/15/01 (a)             1,631,424
       1,350  NYC GO                                        7.750          08/15/05       08/15/01 (a)             1,551,002
       5,780  NYC GO                                        7.750          08/15/06       08/15/01 (a)             6,640,584
         295  NYC GO                                        7.750          08/15/12       08/15/01 (a)               338,923
         725  NYC GO                                        7.750          08/15/01       08/15/99 (b)               781,478
          55  NYC GO                                        7.750          08/15/01       08/15/99 (a)                59,294
         135  NYC GO                                        7.750          08/15/09       08/15/01 (b)               150,717
         905  NYC GO                                        7.750          08/15/12       08/15/01 (b)             1,010,360
       1,500  NYC GO                                        7.750          08/15/07       08/15/01 (b)             1,674,630
       2,145  NYC GO                                        7.750          08/15/06       08/15/01 (b)             2,394,721
         650  NYC GO                                        7.750          08/15/05       08/15/01 (b)               723,119
          95  NYC GO                                        7.875          08/01/04       08/01/00 (b)               105,443
          55  NYC GO                                        7.875          08/01/04       08/01/00 (a)                61,158
       1,685  NYC GO                                        8.000          08/01/03       08/01/01 (b)             1,903,174
       1,230  NYC GO                                        8.000          08/01/03       08/01/01 (a)             1,422,864
         115  NYC GO                                        0.000 (+)      10/01/06       10/01/02 (b)                84,080
       1,445  NYC GO                                        6.600          02/15/10       02/15/07 (b)             1,499,390
         110  NYC GO                                        8.250          11/15/10       11/15/01 (b)               123,505
       1,950  NYC GO LIMO                                   0.000 (+)      02/01/07       02/01/02 (e)             1,478,334
       2,000  NYC GO LIMO                                   0.000 (+)      02/01/04       02/01/00 (b)             1,778,480
          75  NYC HDC                                       0.000          04/01/01       -----                       60,112
          90  NYC HDC                                       0.000          10/01/00       -----                       73,915
          15  NYC HDC                                       0.000          10/01/02       -----                       10,643
          40  NYC HDC                                       0.000          04/01/99       -----                       35,543
          90  NYC HDC                                       0.000          10/01/03       04/01/98 (b)                59,729
          30  NYC HDC                                       0.000          10/01/99       -----                       26,141
          30  NYC HDC                                       0.000          04/01/03       04/01/98 (b)                20,687
          60  NYC HDC                                       0.000          04/01/04       04/01/98 (b)                38,121
         290  NYC HDC                                       0.000          10/01/06       04/01/98 (b)               151,943
          50  NYC HDC                                       0.000          04/01/00       -----                       42,156
          50  NYC HDC                                       0.000          10/01/08       04/01/98 (b)                22,721
          30  NYC HDC                                       0.000          04/01/08       04/01/98 (b)                14,118
          70  NYC HDC                                       0.000          10/01/07       04/01/98 (b)                34,387
          80  NYC HDC                                       0.000          04/01/06       04/01/98 (b)                43,870
         200  NYC HDC                                       7.375          04/01/17       04/01/98 (b)               207,570
       1,705  NYC HDC                                       7.900          02/01/23(s)    02/01/00 (b)             1,811,358
         725  NYC HDC                                       8.100          09/01/23(s)    09/01/00 (b)               780,071
         100  NYC Housing Auth., Section 8                  8.250          01/01/11       07/01/97 (b)               102,500
       1,325  NYC IDA                                       7.625          11/01/09       05/01/97 (b)             1,328,207
          65  NYC IDA                                       8.125          11/01/09       05/01/97 (b)                66,950
       1,160  NYC IDA (ALA Realty)                          7.000          12/01/05       05/12/02 (c)             1,193,106
         575  NYC IDA (Amster Novelty)                      7.375          12/01/05       05/30/02 (c)               582,774
         835  NYC IDA (Atlantic Veal & Lamb)                7.250          12/01/08       05/25/04 (c)               837,756
         425  NYC IDA (BHMS)                                7.500          01/01/07       03/08/03 (c)               425,978
       2,945  NYC IDA (Blood Center)                        6.800          05/01/02       01/08/00 (c)             3,217,265
         815  NYC IDA (CCM)                                 7.250          12/01/06       01/08/02 (c)               832,449
         250  NYC IDA (CNR)                                 6.200          09/01/10       10/14/08 (c)               256,168
       1,281  NYC IDA (Cummins Engine)                      6.500          03/01/05       06/24/01 (c)             1,284,957
       1,040  NYC IDA (EPG)                                 7.400          07/30/02       04/11/00 (c)             1,096,118
       2,140  NYC IDA (JBFS)                                6.500          12/15/02       08/12/00 (c)             2,245,138
         490  NYC IDA (Koenig Manufacturing)                7.375          12/01/10       09/13/05 (c)               495,586
          20  NYC IDA (Lighthouse)                          6.375          07/01/10       07/01/04 (b)                20,187
         570  NYC IDA (OHEL)                                7.125          03/15/03       06/28/00 (c)               579,747
          91  NYC IDA (Paper Enterprises)                  10.000          11/01/98       12/26/97 (c)                92,739
       3,285  NYC IDA (Plaza Packaging)                     7.650          12/01/09       12/01/99 (b)             3,508,610

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$        785  NYC IDA (Promotional Slideguide)              7.000 %        12/01/05       05/19/02 (c)          $    779,003
         260  NYC IDA (Streamline Plastics)                 7.125          12/01/05       05/25/02 (c)               265,572
       3,565  NYC IDA (St. Bernard's School)                6.125          12/01/11       01/08/06 (c)             3,583,467
          50  NYC IDA (St. Christopher Ottilie)             6.750          07/01/99       -----                       52,562
         160  NYC IDA (United Nations School)               6.050          12/01/05       -----                      159,782
         170  NYC IDA (United Nations School)               6.100          12/01/06       -----                      169,752
         180  NYC IDA (United Nations School)               6.150          12/01/07       -----                      179,719
         100  NYC IDA (Visy Paper )                         7.550          01/01/05       03/29/02 (c)               104,714
       2,305  NYS COP                                       7.625          03/01/09       09/01/01 (b)             2,540,225
       1,725  NYS COP                                       8.250          09/01/07       09/01/97 (b)             1,801,573
       4,040  NYS COP                                       8.300          09/01/12(s)    09/01/97 (b)             4,222,568
       1,620  NYS Dorm (Brookhaven)                         8.700          07/01/06       07/01/97 (b)             1,641,254
          30  NYS Dorm (City University)                    0.000          07/01/03       07/01/98 (b)                20,042
       1,900  NYS Dorm (City University)                    6.000          07/01/10       -----                    1,917,290
         975  NYS Dorm (City University)                    7.200          07/01/01       07/01/00 (a)             1,082,270
       8,380  NYS Dorm (City University)                    8.125          07/01/07       07/01/98 (b)             8,986,042
       5,000  NYS Dorm (City University)                    8.125          07/01/08       07/01/98 (a)             5,411,950
         100  NYS Dorm (Crouse Irving)                     10.250          07/01/04       01/27/97 (b)               102,702
          25  NYS Dorm (ECC)                                7.100          07/01/09       07/01/97 (b)                25,250
          25  NYS Dorm (Higher Education)                   8.500          06/01/03       06/01/97 (b)                25,593
          25  NYS Dorm (JGB)                                7.000          07/01/09       07/01/97 (b)                25,250
         200  NYS Dorm (Judicial-Suffolk)                   9.000          10/15/01       04/15/97 (b)               216,000
       4,565  NYS Dorm (Judicial-Suffolk)                   9.000          10/15/01       04/15/97 (b)             4,977,356
          40  NYS Dorm (Manhattan E,E&T)                    9.500          07/01/12(s)    07/01/97 (b)                40,800
         370  NYS Dorm (Manhattan E,E&T)                   11.500          07/01/09       07/01/97 (b)               379,250
          80  NYS Dorm (Montefiore)                         8.625          07/01/10       07/01/97 (b)                81,760
         225  NYS Dorm (NY Medical College)                 6.875          07/01/03       -----                      235,334
       1,000  NYS Dorm (Nyack)                              6.250          07/01/13       05/10/09 (c)             1,020,550
          75  NYS Dorm (PCP)                                7.800          12/01/05       12/01/98 (b)                80,310
       2,150  NYS Dorm (State University)                   5.750          05/15/10       -----                    2,149,828
       2,465  NYS Dorm (State University)                   5.750          05/15/09       -----                    2,487,358
       1,620  NYS Dorm (State University)                   6.375          05/15/14       05/15/05 (b)             1,660,986
          25  NYS Dorm (State University)                   7.000          05/15/16(s)    05/01/02 (b)                27,040
         120  NYS Dorm (St. Francis G&H)                    7.375          08/01/10       08/01/00 (b)               129,461
         255  NYS Dorm (United Health)                      7.150          08/01/07       02/01/00 (b)               273,903
          50  NYS Dorm (United Hospital)                    6.500          09/15/10       07/01/97 (b)                50,250
         175  NYS Dorm (United Hospital)                   11.750          09/15/10       07/01/97 (b)               180,250
          15  NYS Dorm (University of Rochester)            6.500          07/01/09       07/01/97 (b)                15,406
         500  NYS Dorm (Wildwood)                           7.300          07/01/15       07/01/01 (a)               565,850
         200  NYS Environ. (Consolidated Water)             7.150          11/01/14(s)    11/01/06 (b)               212,658
         275  NYS Environ. (Huntington Res Rec)             7.375          10/01/99       10/18/98 (c)               286,891
       7,545  NYS Environ. (Huntington Res Rec)             7.500          10/01/12(s)    10/01/99 (b)             7,983,817
          50  NYS Environ. (Long Island Water)             10.000          10/01/17       10/01/97 (b)                52,680
         370  NYS Environ. (RSP)                            7.000          04/01/99       -----                      391,948
         595  NYS Environ. (RSP)                            7.000          04/01/00       -----                      641,321
         330  NYS Environ. (RSP)                            7.100          04/01/01       -----                      362,489
       2,985  NYS Environ. (RSP)                            7.250          04/01/07       04/01/02 (b)             3,412,034
       4,080  NYS ERDA (Con Ed)                             7.750          01/01/24       01/01/98 (b)             4,259,846
          15  NYS ERDA (Con Ed)                             9.250          09/15/22       09/15/97 (b)                15,698
         175  NYS ERDA (LILCO)                              7.500          12/01/06       06/01/97 (b)               176,750
         425  NYS ERDA (LILCO)                              7.800          12/01/09       06/01/97 (b)               425,608
         315  NYS ERDA (LILCO)                              8.250          10/01/12       04/01/97 (b)               315,945
       2,125  NYS ERDA (Niagara Mohawk)                     8.875          11/01/25       05/01/97 (b)             2,183,438
          40  NYS GO                                        6.600          12/01/14       06/01/97 (b)                41,000
       1,500  NYS HDC                                       6.550          10/01/15(s)    04/01/05 (b)             1,567,770
         600  NYS HDC                                       9.625          01/01/19(s)    07/01/97 (b)               622,902
         520  NYS HDC                                       5.750          04/01/07       05/22/03 (c)               528,809
       1,970  NYS HDC (Pass Through Certificate) (i)        6.500          09/20/03       11/20/02 (c)             2,043,225

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$         80  NYS HFA (Children's Rescue)                   7.400 %        11/01/00       -----                 $     84,615
          65  NYS HFA (Children's Rescue)                   7.500          05/01/01       -----                       69,352
         140  NYS HFA (Children's Rescue)                   7.500          11/01/01       -----                      150,195
          94  NYS HFA (General Housing)                     6.500          11/01/03       -----                       94,940
          10  NYS HFA (General Housing)                     6.600          11/01/05       11/01/00 (b)                10,425
           6  NYS HFA (General Housing)                     6.750          11/01/98       -----                        6,060
       1,435  NYS HFA (Health Facility)                     6.000          05/01/07       -----                    1,464,762
       2,165  NYS HFA (Health Facility)                     6.000          05/01/08       -----                    2,195,007
      20,730  NYS HFA (Health Facility)                     7.900          11/01/99       08/21/98 (c)            22,003,651
       1,535  NYS HFA (HELP/Bronx)                          8.050          11/01/05       11/01/99 (b)             1,645,796
       2,000  NYS HFA (H&N)                                 5.625          09/15/13       06/21/12 (c)             1,960,580
          55  NYS HFA (H&N)                                 5.900          11/01/05       -----                       53,900
         650  NYS HFA (H&N)                                 6.800          11/01/02       05/01/97 (b)               663,637
         480  NYS HFA (H&N)                                 6.800          11/01/01       05/01/97 (b)               490,738
          55  NYS HFA (H&N)                                 6.875          11/01/04       05/01/97 (b)                55,550
       1,710  NYS HFA (H&N)                                 6.875          11/01/07       05/01/97 (b)             1,747,842
         300  NYS HFA (H&N)                                 6.875          11/01/11       05/01/97 (b)               306,180
          25  NYS HFA (H&N)                                 6.875          11/01/05       05/01/97 (b)                25,250
          45  NYS HFA (H&N)                                 6.875          11/01/09       05/01/97 (b)                45,743
          15  NYS HFA (H&N)                                 6.875          11/01/10       05/01/97 (b)                15,375
       1,550  NYS HFA (H&N)                                 7.000          11/01/17(s)    05/01/97 (b)             1,596,500
         570  NYS HFA (H&N)                                 8.000          11/01/08       11/01/00 (b)               638,674
           5  NYS HFA (H&N)                                 8.625          11/01/05       05/01/97 (b)                 5,050
         140  NYS HFA (H&N)                                 9.000          11/01/17(s)    05/01/97 (b)               142,800
          10  NYS HFA (Insured Mtg.)                        6.250          08/15/14(s)    08/15/06 (b)                10,298
         145  NYS HFA (Meadow Manor)                        7.750          11/01/19       05/01/97 (b)               148,045
         135  NYS HFA (Monroe)                              7.625          05/01/05       05/01/00 (b)               147,454
       1,000  NYS HFA (Multi-Family)                        6.450          08/15/14(s)    08/15/04 (b)             1,037,630
          15  NYS HFA (Multi-Family)                        7.300          11/01/04       11/01/99 (b)                16,424
         800  NYS HFA (Multi-Family)                        7.450          11/01/28(s)    11/01/99 (b)               842,392
         875  NYS HFA (Multi-Family)                       10.000          11/15/99       05/15/97 (b)               879,253
          10  NYS HFA (NonProfit)                           6.100          11/01/98       -----                       10,000
          50  NYS HFA (NonProfit)                           6.100          11/01/99       -----                       50,250
          25  NYS HFA (NonProfit)                           6.400          11/01/05       -----                       25,250
          40  NYS HFA (NonProfit)                           6.400          11/01/00       -----                       40,400
          35  NYS HFA (NonProfit)                           6.400          11/01/09       11/01/01 (b)                35,140
          10  NYS HFA (NonProfit)                           6.400          11/01/04       -----                       10,100
          35  NYS HFA (NonProfit)                           6.500          11/01/02       -----                       36,373
          10  NYS HFA (NonProfit)                           6.500          11/01/01       -----                       10,100
          20  NYS HFA (NonProfit)                           6.600          11/01/01       -----                       21,164
          15  NYS HFA (NonProfit)                           6.600          11/01/11       11/01/03 (b)                15,000
          75  NYS HFA (NonProfit)                           6.600          11/01/05       11/01/98 (b)                78,351
           5  NYS HFA (NonProfit)                           6.600          11/01/10       -----                        5,050
           5  NYS HFA (NonProfit)                           6.600          11/01/02       -----                        5,186
         225  NYS HFA (NonProfit)                           6.600          11/01/03       11/01/98 (b)               228,375
          25  NYS HFA (NonProfit)                           6.600          11/01/05       11/01/00 (b)                25,438
          10  NYS HFA (NonProfit)                           6.600          11/01/13       05/01/97 (b)                 9,980
       1,420  NYS HFA (NonProfit)                           6.750          11/01/11       05/01/97 (b)             1,470,637
          20  NYS HFA (NonProfit)                           6.750          11/01/01       11/01/98 (b)                20,400
          61  NYS HFA (NonProfit)                           6.875          11/01/10       05/01/97 (b)                62,525
         250  NYS HFA (Phillips Village)                    6.700          08/15/02       -----                      262,988
         195  NYS HFA (Phillips Village)                    6.700          02/15/02       -----                      204,705
         175  NYS HFA (Phillips Village)                    6.900          02/15/04       -----                      186,212
          85  NYS HFA (Phillips Village)                    6.900          08/15/04       -----                       90,644
         415  NYS HFA (Simeon Dewitt)                       8.000          11/01/18(s)    05/01/98 (b)               421,350
         360  NYS HFA (Westchester/HELP)                    7.500          11/01/00       03/05/99 (c)               381,247
          60  NYS HFA (Westchester/HELP)                    7.550          11/01/02       05/01/00 (b)                64,988
         795  NYS LGSC (SCSB)                               6.375          12/15/09       10/15/04 (c)               806,035

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$         35  NYS Medcare (Beth Israel Medical Center)      7.200 %        11/01/14       05/01/97 (b)          $     35,788
         615  NYS Medcare (Brookdale Hospital)              6.600          08/15/03       -----                      643,917
         260  NYS Medcare (Brookdale Hospital)              6.600          02/15/03       -----                      271,588
       1,000  NYS Medcare (Central Suffolk)                 6.125          11/01/16       06/03/12 (c)               880,310
         365  NYS Medcare (Downtown Hospital)               6.550          02/15/06       -----                      383,754
         945  NYS Medcare (Downtown Hospital)               6.550          08/15/06       -----                      995,558
          95  NYS Medcare (Good Samaritan)                  7.650          11/01/01       11/01/97 (b)                98,886
       1,750  NYS Medcare (Huntington Hospital)             6.500          11/01/14(s)    11/01/06 (b)             1,820,963
       1,470  NYS Medcare (H&N)                             6.400          08/15/14       08/15/06 (b)             1,555,892
          20  NYS Medcare (H&N)                             7.000          02/15/99       -----                       20,991
          25  NYS Medcare (H&N)                             7.100          08/15/01       02/15/98 (b)                26,172
         550  NYS Medcare (H&N)                             7.100          11/01/99       -----                      562,007
          10  NYS Medcare (H&N)                             7.100          11/01/98       -----                       10,100
          60  NYS Medcare (H&N)                             7.100          11/01/00       -----                       61,200
         755  NYS Medcare (H&N)                             7.200          11/01/01       05/01/97 (b)               771,663
           5  NYS Medcare (H&N)                             7.250          02/15/98       -----                        5,153
         185  NYS Medcare (H&N)                             7.250          11/01/03       05/01/97 (b)               190,550
         310  NYS Medcare (H&N)                             7.250          02/15/09       02/15/99 (b)               335,349
          90  NYS Medcare (H&N)                             7.250          11/01/02       05/01/97 (b)                92,700
          20  NYS Medcare (H&N)                             7.300          08/15/10       08/15/99 (b)                21,067
         470  NYS Medcare (H&N)                             7.400          11/01/16(s)    05/01/97 (b)               480,589
          10  NYS Medcare (H&N)                             7.500          02/15/09       02/15/99 (b)                10,482
         120  NYS Medcare (H&N)                             7.500          02/15/08       02/15/98 (b)               128,747
           5  NYS Medcare (H&N)                             7.750          08/15/08       08/15/98 (b)                 5,355
          10  NYS Medcare (H&N)                             8.000          02/15/28       08/15/98 (b)                10,513
         350  NYS Medcare (H&N)                             8.000          02/15/27       08/15/97 (b)               364,536
         245  NYS Medcare (H&N)                             8.625          02/15/06       02/15/97 (b)               246,313
         335  NYS Medcare (H&N)                             8.875          08/15/27       02/15/98 (b)               350,705
         960  NYS Medcare (H&N)                             9.000          02/15/26       02/15/97 (b)               965,578
       3,090  NYS Medcare (H&N)                            10.000          11/01/06       05/01/97 (b)             3,267,675
       1,660  NYS Medcare (Insured Hospital)                7.250          02/15/12       08/15/97 (b)             1,721,603
         310  NYS Medcare (Insured Hospital)                7.625          02/15/02       08/15/97 (b)               321,941
       1,610  NYS Medcare (Insured Hospital)                7.875          02/15/07       08/15/97 (b)             1,675,543
           5  NYS Medcare (Insured Mtg.)                    7.100          02/15/00       -----                        5,212
         690  NYS Medcare (Insured Mtg.)                    9.375          11/01/16(s)    05/01/97 (b)               720,429
         665  NYS Medcare (Insured Nursing)                10.250          01/01/24       07/01/97 (b)               687,610
       1,345  NYS Medcare (Long Beach)                      7.625          02/15/06       08/15/98 (b)             1,447,637
          20  NYS Medcare (Mental Health)                   0.000          08/15/01       -----                       15,528
          10  NYS Medcare (Mental Health)                   0.000          02/15/03       08/15/98 (b)                 6,912
          30  NYS Medcare (Mental Health)                   0.000          08/15/03       08/15/98 (b)                19,987
          85  NYS Medcare (Mental Health)                   6.850          08/15/00       -----                       91,098
          45  NYS Medcare (Mental Health)                   7.000          02/15/01       -----                       47,622
          50  NYS Medcare (Mental Health)                   7.200          08/15/00       -----                       53,044
          40  NYS Medcare (Mental Health)                   7.200          02/15/04       08/15/99 (b)                42,869
          90  NYS Medcare (Mental Health)                   7.375          02/15/14       08/15/99 (b)                94,566
          45  NYS Medcare (Mental Health)                   7.400          08/15/00       -----                       49,044
          25  NYS Medcare (Mental Health)                   7.400          02/15/02       02/15/00 (b)                27,353
          15  NYS Medcare (Mental Health)                   7.500          08/15/07       02/15/01 (b)                16,838
         400  NYS Medcare (Mental Health)                   7.625          02/15/07       08/15/01 (b)               440,380
          20  NYS Medcare (Mental Health)                   7.625          08/15/07       08/15/01 (b)                21,888
         105  NYS Medcare (Mental Health)                   7.750          08/15/10       02/15/00 (b)               111,600
       3,000  NYS Medcare (Mental Health)                   8.250          02/15/99       08/15/97 (b)             3,126,450
          35  NYS Medcare (Mental Health)                   8.875          08/15/07       08/15/97 (b)                36,260
          50  NYS Medcare (North Shore)                     7.125          11/01/08       11/01/00 (b)                52,447
          10  NYS Medcare (N. General)                      7.000          02/15/98       -----                       10,254
         275  NYS Medcare (N. General)                      7.100          02/15/99       -----                      289,174
          25  NYS Medcare (N. General)                      7.150          08/15/01       08/15/99 (b)                26,825
          10  NYS Medcare (N. General)                      7.200          08/15/02       08/15/99 (b)                10,452

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$        965  NYS Medcare (N. General)                      7.350 %        08/15/09       08/15/99 (b)          $  1,017,641
         135  NYS Medcare (Secured Hospital)                7.000          02/15/07       02/15/97 (b)               138,375
         105  NYS Medcare (Secured Hospital)                7.000          02/15/07       02/15/97 (b)               108,150
          15  NYS Medcare (St. Luke's Hospital)             7.400          02/15/09       02/15/00 (b)                16,655
          10  NYS Medcare (Vassar Brothers Hospital)        7.700          11/01/99       11/01/97 (b)                10,417
         715  NYS Medcare (WHMC)                            6.850          02/15/00       -----                      744,780
          80  NYS Medcare (WHMC)                            6.850          08/15/00       -----                       83,764
          80  NYS Medcare (WHMC)                            6.950          08/15/01       -----                       84,671
         250  NYS Medcare (WHMC)                            6.950          02/15/01       -----                      263,188
          50  NYS Medcare (WHMC)                            7.150          08/15/03       08/15/01 (b)                53,806
          25  NYS Medcare (WHMC)                            7.150          02/15/03       08/15/01 (b)                26,849
       1,600  NYS Medcare (WHMC)                            7.350          08/15/11(s)    08/15/01 (b)             1,727,360
         100  NYS Power Authority                           7.500          01/01/02       01/01/98 (b)               105,408
         385  NYS Thruway                                   0.000          01/01/06       -----                      232,767
         530  NYS Thruway                                   0.000          01/01/01       -----                      429,602
         250  NYS Thruway                                   0.000          01/01/05       -----                      159,220
         400  NYS Thruway                                   0.000          01/01/98       -----                      380,652
          10  NYS UDC                                       0.000          01/01/00       -----                        8,518
          15  NYS UDC                                       0.000          01/01/11       04/08/08 (c)                 6,419
          20  NYS UDC                                       0.000          01/01/99       -----                       17,888
          30  NYS UDC                                       0.000          01/01/07       -----                       16,437
          25  NYS UDC (Correctional Facilities)             0.000          01/01/03       -----                       18,032
         250  NYS UDC (Correctional Facilities)             6.700          01/01/99       -----                      260,128
          50  NYS UDC (South Mall)                          0.000          01/01/05       06/24/04 (c)                32,851
          35  NYS UDC (South Mall)                          0.000          01/01/03       -----                       24,929
         130  NYS UDC (South Mall)                          0.000          01/01/05       -----                       84,033
         175  NYS UDC (South Mall)                          0.000          01/01/11       04/08/08 (c)                76,801
          10  NYS (SONYMA) Mortgage, 1                      0.000          10/01/14(s)    04/01/97 (b)                 1,924
         125  NYS (SONYMA) Mortgage, 1                      0.000          10/01/98       04/01/97 (b)               107,111
         120  NYS (SONYMA) Mortgage, 10-A                   7.800          10/01/03       04/01/98 (b)               126,145
          25  NYS (SONYMA) Mortgage, 10-A                   8.000          10/01/08       04/01/98 (b)                25,877
          15  NYS (SONYMA) Mortgage, 11                     6.875          04/01/16(s)    10/01/98 (b)                15,300
          30  NYS (SONYMA) Mortgage, 12                     0.000          04/01/03       10/01/97 (b)                19,655
          30  NYS (SONYMA) Mortgage, 12                     0.000          04/01/99       10/01/97 (b)                27,204
         100  NYS (SONYMA) Mortgage, 12                     0.000          10/01/00       10/01/97 (b)                79,785
          60  NYS (SONYMA) Mortgage, 12                     0.000          10/01/99       10/01/97 (b)                51,717
          15  NYS (SONYMA) Mortgage, 12                     6.800          10/01/97       -----                       15,236
          25  NYS (SONYMA) Mortgage, 12                     6.800          04/01/97       -----                       25,129
         830  NYS (SONYMA) Mortgage, 2                      0.000          10/01/14(s)    04/01/97 (b)               156,903
          50  NYS (SONYMA) Mortgage, 44                     7.000          10/01/07       11/01/06 (b)                52,419
         215  NYS (SONYMA) Mortgage, 6                      9.375          04/01/10       04/01/01 (c)               224,221
          65  NYS (SONYMA) Mortgage, 7 GAINS                0.000 (+)      10/01/14(s)    04/01/98 (b)                60,022
          25  NYS (SONYMA) Mortgage, 8-A                    0.000          04/01/02       10/01/98 (b)                18,283
         250  NYS (SONYMA) Mortgage, 8-A                    0.000          04/01/00       10/01/98 (b)               204,068
          60  NYS (SONYMA) Mortgage, 8-A                    0.000          10/01/01       10/01/98 (b)                45,310
          85  NYS (SONYMA) Mortgage, 8-A                    0.000          04/01/01       10/01/98 (b)                66,116
          30  NYS (SONYMA) Mortgage, 8-A                    0.000          10/01/00       10/01/98 (b)                24,079
          70  NYS (SONYMA) Mortgage, 8-A                    0.000          10/01/02       10/01/98 (b)                49,689
          20  NYS (SONYMA) Mortgage, 8-A                    0.000          10/01/98       -----                       18,275
          75  NYS (SONYMA) Mortgage, 8-A                    6.875          04/01/17(s)    04/01/97 (b)                76,875
          50  NYS (SONYMA) Mortgage, 8-B                    7.200          04/01/99       -----                       51,281
          25  NYS (SONYMA) Mortgage, 8-C                    7.500          04/01/99       10/01/97 (b)                25,947
          40  NYS (SONYMA) Mortgage, 8-C                    7.900          10/01/01       10/01/97 (b)                41,646
          85  NYS (SONYMA) Mortgage, 8-C                    8.300          10/01/06       10/01/97 (b)                87,570
       3,535  NYS (SONYMA) Mortgage, 8-C                    8.400          10/01/17(s)    10/01/97 (b)             3,611,886
          25  NYS (SONYMA) Mortgage, 8-D                    7.700          10/01/99       01/04/98 (b)                26,297
         100  NYS (SONYMA) Mortgage, 8-D                    8.200          10/01/06       01/04/98 (b)               103,231
          80  NYS (SONYMA) Mortgage, 8-E                    8.100          10/01/17(s)    04/01/98 (b)                82,655

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$         40  NYS (SONYMA) Mortgage, 8-F                    7.200 %        10/01/00       07/01/98 (b)          $     42,270
          30  NYS (SONYMA) Mortgage, 8-F                    7.800          10/01/06       07/01/98 (b)                31,347
         110  NYS (SONYMA) Mortgage, 8-F                    8.000          10/01/17(s)    10/01/97 (c)               112,768
         100  NYS (SONYMA) Mortgage, 9-A                    6.700          10/01/98       04/01/97 (b)               101,600
          25  NYS (SONYMA) Mortgage, 9-A                    6.900          04/01/00       04/01/97 (b)                25,558
          20  NYS (SONYMA) Mortgage, 9-A                    7.000          04/01/01       04/01/97 (b)                20,400
         100  NYS (SONYMA) Mortgage, 9-A                    7.250          10/01/06       04/01/97 (b)               102,300
          15  NYS (SONYMA) Mortgage, 9-A                    7.300          04/01/17       04/01/97 (b)                15,360
          10  NYS (SONYMA) Mortgage, 9-A                    8.250          10/01/08       04/01/98 (b)                10,423
         190  NYS (SONYMA) Mortgage, 9-B                    8.000          10/01/02       07/01/97 (b)               196,555
         230  NYS (SONYMA) Mortgage, 9-B                    8.125          10/01/07       07/01/97 (b)               237,539
       6,120  NYS (SONYMA) Mortgage, 9-B                    8.300          10/01/17(s)    07/01/97 (b)             6,285,240
          90  NYS (SONYMA) Mortgage, 9-C                    8.400          10/01/02       10/01/97 (b)                92,786
          25  NYS (SONYMA) Mortgage, 9-E                    7.375          10/01/98       -----                       26,263
         440  NYS (SONYMA) Mortgage, 9-E                    8.000          10/01/03       04/01/98 (b)               458,665
          70  NYS (SONYMA) Mortgage, AA                     7.700          04/01/99       -----                       73,179
          65  NYS (SONYMA) Mortgage, BB-2                   7.125          10/01/98       10/01/97 (b)                67,432
         210  NYS (SONYMA) Mortgage, BB-2                   7.850          10/01/08       10/01/97 (b)               217,946
      12,570  NYS (SONYMA) Mortgage, BB-2                   7.950          10/01/15(s)    10/01/97 (b)            13,043,135
          35  NYS (SONYMA) Mortgage, EE-1                   8.000          10/01/10       04/14/99 (b)                36,478
          35  NYS (SONYMA) Mortgage, EE-2                   7.050          10/01/00       02/04/99 (c)                37,336
          65  NYS (SONYMA) Mortgage, EE-2                   7.450          10/01/10       09/14/99 (b)                68,586
         230  NYS (SONYMA) Mortgage, EE-3                   7.125          10/01/00       02/04/99 (c)               239,796
         115  NYS (SONYMA) Mortgage, EE-4                   7.800          10/01/13(s)    10/01/00 (b)               123,686
          25  NYS (SONYMA) Mortgage, FF                     7.000          04/01/97       -----                       25,142
          50  NYS (SONYMA) Mortgage, FF                     7.100          10/01/98       -----                       51,862
          10  NYS (SONYMA) Mortgage, FF                     7.850          10/01/08       10/01/97 (b)                10,369
       4,875  NYS (SONYMA) Mortgage, FF                     7.950          10/01/14(s)    10/01/97 (b)             5,058,495
          55  NYS (SONYMA) Mortgage, HH-2                   7.700          10/01/09       10/01/99 (b)                57,294
         125  NYS (SONYMA) Mortgage, HH-3                   7.875          10/01/09       06/07/00 (b)               132,886
       3,600  NYS (SONYMA) Mortgage, HH-3                   7.950          04/01/22(s)    06/07/00 (b)             3,817,044
          75  NYS (SONYMA) Mortgage, II                     0.000          04/01/05       04/01/99 (b)                41,654
         300  NYS (SONYMA) Mortgage, II                     0.000          10/01/09       04/01/99 (b)               116,850
          45  NYS (SONYMA) Mortgage, II                     0.000          10/01/05       04/01/99 (b)                24,017
          40  NYS (SONYMA) Mortgage, II                     0.000          10/01/06       04/01/99 (b)                19,756
         175  NYS (SONYMA) Mortgage, II                     0.000          04/01/09       04/01/99 (b)                70,872
       6,910  NYS (SONYMA) Mortgage, II                     0.000          04/01/20       04/01/99 (b)             1,133,102
          90  NYS (SONYMA) Mortgage, II                     0.000          04/01/07       04/01/99 (b)                42,599
         520  NYS (SONYMA) Mortgage, II                     0.000          10/01/08       04/01/99 (b)               218,962
         120  NYS (SONYMA) Mortgage, II                     0.000          10/01/07       04/01/99 (b)                54,626
         100  NYS (SONYMA) Mortgage, JJ                     0.000          04/01/02       -----                       73,883
          75  NYS (SONYMA) Mortgage, JJ                     0.000          10/01/01       -----                       55,773
         215  NYS (SONYMA) Mortgage, JJ                     0.000          04/01/03       10/01/99 (b)               142,801
         145  NYS (SONYMA) Mortgage, JJ                     0.000          04/01/01       -----                      108,432
          10  NYS (SONYMA) Mortgage, JJ                     0.000          10/01/00       -----                        7,738
         200  NYS (SONYMA) Mortgage, JJ                     0.000          04/01/07       10/01/99 (b)                98,164
          75  NYS (SONYMA) Mortgage, JJ                     0.000          04/01/00       -----                       60,055
          50  NYS (SONYMA) Mortgage, JJ                     0.000          10/01/08       10/01/99 (b)                21,989
          30  NYS (SONYMA) Mortgage, JJ                     0.000          04/01/04       10/01/99 (b)                18,431
          10  NYS (SONYMA) Mortgage, JJ                     0.000          10/01/04       10/01/99 (b)                 5,922
         170  NYS (SONYMA) Mortgage, JJ                     0.000          04/01/05       10/01/99 (b)                97,158
         185  NYS (SONYMA) Mortgage, JJ                     0.000          10/01/05       10/01/99 (b)               101,774
          35  NYS (SONYMA) Mortgage, JJ                     0.000          10/01/03       10/01/99 (b)                22,352
          60  NYS (SONYMA) Mortgage, JJ                     0.000          04/01/06       10/01/99 (b)                31,715
         270  NYS (SONYMA) Mortgage, JJ                     0.000          10/01/06       10/01/99 (b)               137,711
          15  NYS (SONYMA) Mortgage, KK                     7.050          10/01/99       07/22/98 (c)                15,731
         100  NYS (SONYMA) Mortgage, MM-1                   7.100          10/01/97       -----                      101,790
          30  NYS (SONYMA) Mortgage, MM-1                   7.200          10/01/98       -----                       31,258

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$         35  NYS (SONYMA) Mortgage, MM-1                   7.500 %        04/01/13(s)    02/04/01 (b)          $     37,025
          25  NYS (SONYMA) Mortgage, MM-1                   7.650          10/01/03       02/04/01 (b)                26,652
         100  NYS (SONYMA) Mortgage, MM-1                   7.700          10/01/04       02/04/01 (b)               106,226
          50  NYS (SONYMA) Mortgage, MM-1                   7.750          04/01/05       02/04/01 (b)                53,202
          10  NYS (SONYMA) Mortgage, MM-2                   7.550          04/01/02       10/01/00 (b)                10,514
          25  NYS (SONYMA) Mortgage, NN                     7.100          04/01/02       01/01/00 (b)                26,789
          20  NYS (SONYMA) Mortgage, NN                     7.150          10/01/03       01/01/00 (b)                21,014
          25  NYS (SONYMA) Mortgage, QQ                     7.700          10/01/12       04/01/00 (b)                26,284
          25  NYS (SONYMA) Mortgage, RR                     7.700          10/01/10       10/01/00 (b)                26,849
         115  NYS (SONYMA) Mortgage, SS                     7.500          10/01/19(s)    10/01/00 (b)               118,711
          25  NYS (SONYMA) Mortgage, TT                     6.850          10/01/01       -----                       26,744
          20  NYS (SONYMA) Mortgage, TT                     6.950          04/01/02       -----                       20,499
          25  NYS (SONYMA) Mortgage, TT                     7.200          10/01/05       04/01/03 (b)                26,563
          25  NYS (SONYMA) Mortgage, UU                     6.850          10/01/99       -----                       26,158
          75  NYS (SONYMA) Mortgage, UU                     6.950          04/01/00       -----                       79,509
         525  NYS (SONYMA) Mortgage, UU                     7.150          10/01/22(s)    10/01/01 (b)               547,418
         135  NYS (SONYMA) Mortgage, UU                     7.750          10/01/23(s)    04/01/01 (b)               142,649
          50  NYS (SONYMA) Mortgage, VV                     6.300          04/01/97       -----                       50,210
           5  NYS (SONYMA) Mortgage, VV                     6.400          04/01/98       -----                        5,106
          40  NYS (SONYMA) Mortgage, VV                     6.600          04/01/00       -----                       42,051
          25  NYS (SONYMA) Mortgage, VV                     6.800          10/01/02       -----                       27,064
          60  NYS (SONYMA) Mortgage, VV                     6.900          04/01/03       -----                       65,974
          50  NYS (SONYMA) Mortgage, VV                     7.000          04/01/04       10/01/03 (b)                52,566
         580  NYS (SONYMA) Mortgage, VV                     7.250          10/01/07       10/01/01 (b)               618,268
      13,260  NYS (SONYMA) Mortgage, VV                     7.375          10/01/11(s)    10/01/01 (b)            14,179,714
          20  Oneida Healthcare Corp.                       7.100          08/01/11       08/01/01 (b)                21,465
       1,150  Oneida Herkimer SWMA                          6.600          04/01/04       -----                    1,228,775
       2,200  Oneida Herkimer SWMA                          6.750          04/01/14(s)    04/01/05 (b)             2,251,590
          15  Oneida IDA (MetLife Insurance)                7.250          12/01/97       -----                       15,225
      15,300  Onondaga County Res Rec                       6.625          05/01/00       11/30/98 (c)            15,756,246
       8,260  Onondaga County Res Rec                       6.875          05/01/06       01/12/04 (c)             8,637,978
          60  Onondaga IDA (Sysco Foods)                    7.750          04/01/03       04/01/97 (b)                60,600
       1,805  Oswego County Res Rec                         6.500          06/01/04       05/23/03 (c)             1,942,036
          50  Philadelphia, NY GO                           7.500          12/15/09       -----                       57,105
          75  Port Authority NY/NJ (Delta Airlines)         6.950          06/01/08       06/01/04 (b)                82,586
       1,000  Port Authority NY/NJ (KIAC)                   6.750          10/01/11       05/03/10 (c)             1,023,410
      10,000  Port Authority NY/NJ (KIAC)                   7.000          10/01/07       05/02/05 (c)            10,732,600
          15  Portchester Community Devel.                  8.100          08/01/10       02/08/05 (c)                17,416
       2,499  Puerto Rico Aqueduct & Sewer (i)              7.250          03/21/00       10/16/98 (c)             2,560,018
          95  Puerto Rico Commonwealth GO                   7.125          07/01/02       07/01/97 (b)                98,091
          50  Puerto Rico Commonwealth Infrastructure       7.500          07/01/09       07/01/98 (b)                52,447
           5  Puerto Rico Commonwealth Infrastructure       7.700          07/01/01       07/01/98 (b)                 5,266
          10  Puerto Rico Commonwealth Infrastructure       7.750          07/01/08       07/01/98 (b)                10,524
          10  Puerto Rico Electric                          7.000          07/01/07       07/01/99 (b)                10,314
          45  Puerto Rico HFC                               0.000          04/15/08       09/15/98 (b)                20,936
          25  Puerto Rico HFC                               0.000          10/15/04       09/15/98 (b)                15,292
           5  Puerto Rico HFC                               6.700          04/01/97       -----                        5,029
          45  Puerto Rico HFC                               6.800          10/01/99       -----                       47,395
          15  Puerto Rico HFC                               6.900          04/15/98       -----                       15,424
          20  Puerto Rico HFC                               7.000          04/15/99       -----                       20,959
          40  Puerto Rico HFC                               7.000          04/01/00       -----                       42,836
          15  Puerto Rico HFC                               7.100          10/15/00       10/01/98 (b)                15,845
          10  Puerto Rico HFC                               7.100          04/01/02       04/01/00 (b)                10,758
          65  Puerto Rico HFC                               7.300          04/01/06       04/01/00 (b)                68,447
          30  Puerto Rico HFC                               7.400          04/01/07       04/01/00 (b)                31,633
          20  Puerto Rico HFC                               7.450          10/15/09       09/27/00 (b)                21,294
       6,585  Puerto Rico HFC                               7.500          04/01/22(s)    04/01/00 (b)             6,962,518
       1,060  Puerto Rico HFC                               7.500          10/01/15(s)    04/01/00 (b)             1,125,603

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$        245  Puerto Rico HFC                               8.250 %        06/01/11(s)    06/01/97 (b)          $    248,295
          10  Puerto Rico IME (Baxter Travenol)             8.000          09/01/12       09/01/98 (b)                10,823
          15  Puerto Rico IME (Dr. Pila Hospital)           7.700          08/01/08       08/01/98 (a)                16,039
         710  Puerto Rico IME (Squibb)                      6.500          07/01/04       07/01/97 (b)               717,988
          55  Puerto Rico PCR                               8.000          01/01/03       07/01/97 (b)                56,100
         130  Puerto Rico Port Auth.                        7.300          07/01/07       07/01/97 (b)               132,600
         586  Puerto Rico Port Auth. (Computer Lease) (i)   9.000          05/15/99       05/31/98 (c)               614,961
       2,000  Puerto Rico TEMEC (MGH)                       6.500          07/01/12(s)    07/01/08 (b)             2,056,600
          20  Puerto Rico Urban Renewal                     0.000          10/01/97       -----                       19,242
         105  Puerto Rico Urban Renewal                     7.875          10/01/04       10/01/99 (b)               113,359
       1,440  Putnam IDA (Brewster Plastics)                7.375          12/01/08       03/28/04 (c)             1,477,814
          35  Radisson Senior Citizens Hsg.                12.000          11/01/11(s)    11/01/97 (b)                38,114
         125  Rensselaer Hsg. Auth. (Renwyck)               7.650          01/01/11(s)    01/01/03 (b)               143,754
       1,440  Rensselaer Municipal Leasing Corp.            6.250          06/01/04       12/28/02 (c)             1,475,914
          25  Riverhead Hsg. Devel.                         8.250          08/01/10       02/01/97 (b)                26,250
       3,025  Rochester Hsg. Auth. (Crossroads)             7.300          07/01/05       12/05/01 (c)             3,285,967
         770  Rochester Hsg. Auth. (Stonewood)              5.900          09/01/09       06/24/04 (c)               774,435
         775  Rockland IDA (DC)                             7.000          03/01/03       06/12/00 (c)               808,255
         225  Roxbury CSD                                   6.400          06/15/10       06/15/07 (b)               228,346
         235  Roxbury CSD                                   6.400          06/15/11       06/15/07 (b)               238,494
         295  Saratoga IDA (ARC)                            7.250          03/01/01       04/20/99 (c)               301,151
         250  Saratoga IDA (City Center)                   10.000          10/01/08       10/01/99 (b)               279,868
       2,495  Saratoga IDA (Saratoga Sheraton)              6.750          12/31/07       08/13/02 (c)             2,579,556
          50  Schodack IDA (Hamilton Printing)              7.600          07/01/00       -----                       53,945
          50  Steuben IDA (Corning Glass)                   7.625          07/01/99       07/01/97 (b)                51,000
         240  Steuben IDA (Corning Glass)                   9.000          11/01/04       05/01/97 (b)               244,800
          25  St. Casimer's Elderly Hsg.                    7.000          09/01/98       -----                       25,625
         950  St. Casimer's Elderly Hsg.                    7.375          09/01/10       03/01/97 (b)               988,618
          30  St. Lawrence County (SWDA)                    8.250          01/01/02       01/01/99 (a)                32,645
          10  St. Lawrence County (SWDA)                    8.300          01/01/99       01/01/98 (a)                10,574
           5  Suffolk County GO                             6.000          09/15/97       -----                        5,063
          10  Suffolk County GO                             6.400          02/01/00       -----                       10,100
         210  Suffolk IDA (ADP)                             7.750          04/01/18       04/01/97 (b)               215,775
         240  Suffolk IDA (Dowling College)                 6.500          12/01/06       -----                      249,218
          20  Suffolk IDA (Marbar)                          8.150          03/01/04       03/01/97 (b)                20,656
          25  Suffolk IDA (Marbar)                          8.200          03/01/05       03/01/97 (b)                25,491
          85  Suffolk IDA (OPWC)                            7.000          11/01/02       08/14/00 (c)                90,876
         480  Suffolk IDA (Printing Assoc.)                 7.013 (v)      01/01/01       07/01/97 (f)               480,000
       1,420  Suffolk IDA (Rimland Facilities)              6.188 (v)      12/01/04       06/01/97 (f)             1,420,000
       2,410  Sunnybrook Elderly Hsg. Corp.                11.250          12/01/14(s)    04/01/97 (b)             2,553,082
         133  Syracuse IDA (Genesee St.)                    6.023 (v)      12/01/98       06/01/97 (f)               135,334
       1,010  Syracuse IDA (Rockwest Center)                7.000          12/01/05       06/12/02 (c)             1,029,503
         460  Syracuse IDA (Rockwest Center)                7.250          06/01/03       09/15/00 (c)               491,832
       1,240  Syracuse IDA (St. Joseph's Hospital)          7.250          06/01/01       07/22/99 (c)             1,313,495
       1,030  Syracuse Senior Citizens Hsg.                 8.000          12/01/10       06/01/97 (b)             1,079,183
         195  Tomkins IDA (Kendall at Ithaca)               7.875          06/01/15(s)    06/01/05 (b)               199,801
         300  Tompkins Healthcare                          10.800          02/01/28       08/01/05 (b)               394,119
         310  Tonawanda Housing Devel.                     10.000          05/01/08       05/01/97 (b)               317,263
         130  Tonawanda Housing Devel.                     10.000          05/01/07       05/01/97 (b)               132,600
         105  Tonawanda Housing Devel.                     10.000          05/01/06       05/01/97 (b)               107,100
          85  Tupper Lake Housing Devel.                    8.125          10/01/10       03/15/02 (b)                89,250
         510  Ulster County Res Rec                         5.500          03/01/02       -----                      513,279
       1,080  Ulster County Res Rec                         5.500          03/01/03       -----                    1,080,248
       1,600  Union Elderly Hsg.                           10.000          04/01/13(s)    04/01/97 (b)             1,664,000
           5  Union Elderly Hsg.                           11.000          04/01/00       04/01/97 (b)                 5,200
         910  Union Hsg. (Methodist Homes)                  6.800          11/01/04       09/07/01 (c)               949,267
          90  Union Hsg. (Methodist Homes)                  7.800          04/01/97       -----                       90,607
          95  Union Hsg. (Methodist Homes)                  7.900          04/01/98       -----                       98,112

Limited Term New York Municipal Fund
Statement of Investments
December 31, 1996

                                                                                          Effective
Face Amount                                                                               Maturity
(000) Omitted                 Description                  Coupon          Maturity        Date*                Market Value
----------------------------------------------------------------------------------------------------------------------------
$        555  University of V. I.                           6.500 %        10/01/99       10/14/98 (c)          $    570,634
         500  University of V. I.                           7.500          10/01/09       10/01/04 (b)               547,790
         500  University of V. I.                           7.650          10/01/14       10/01/04 (b)               549,755
         100  Utica GO                                      5.900          12/01/02       -----                      105,235
         580  Utica GO                                      6.000          01/15/06       -----                      505,998
         560  Utica GO                                      6.250          01/15/07       -----                      492,862
         100  Utica Hsg. Corp. (Brookhaven)                 0.000          01/01/99       -----                       89,117
          10  Utica Hsg. Corp. (Brookhaven)                 0.000          07/01/99       -----                        8,659
          35  Utica Senior Citizen Hsg.                     0.000          01/01/98       -----                       33,073
          40  Utica Senior Citizen Hsg.                     0.000          01/01/02       -----                       29,989
       1,963  Utica Senior Citizen Hsg.                    10.230          07/01/22       07/01/97 (b)             2,097,703
          10  Valley Health & Devel.                        7.850          02/01/02       12/15/98 (c)                11,531
          20  Valley Health & Devel.                       11.300          02/01/07       08/01/00 (b)                24,289
         820  V. I. Airport                                 7.875          10/01/97       -----                      840,959
      17,785  V. I. Airport                                 8.100          10/01/05       10/01/98 (b)            18,826,134
          15  V. I. HFA                                     7.550          06/01/03       12/01/98 (b)                16,253
         260  V. I. Highway                                 7.650          10/01/99       -----                      281,432
       1,535  V. I. Port Auth. (Marine Division)            7.400          11/01/99       05/01/97 (b)             1,539,083
       1,220  V. I. Port Auth. (Marine Division)            7.550          11/01/99       05/01/97 (b)             1,223,501
         765  V. I. Public Finance Auth.                    6.500          10/01/99       10/15/98 (c)               791,882
         515  V. I. Public Finance Auth.                    6.625          10/01/99       10/15/98 (c)               534,663
       1,500  V. I. Public Finance Auth.                    6.800          10/01/00       -----                    1,583,265
       2,000  V. I. Public Finance Auth.                    7.250          10/01/18(s)    10/01/02 (b)             2,141,720
         250  V. I. Public Finance Auth.                    7.700          10/01/04       10/01/99 (b)               270,605
       2,185  V. I. Water & Power                           7.200          01/01/02       09/22/99 (c)             2,280,572
      13,700  V. I. Water & Power                           7.400          07/01/11(s)    01/01/00 (b)(c)         14,620,366
      16,700  V. I. Water & Power                           8.500          01/01/10       01/01/98 (b)            17,819,735
         777  V. I. (GO/HUGO)                               7.750          10/01/06(s)    10/01/99 (b)(c)            847,311
          95  Watervliet Elderly Hsg.                       8.000          11/15/00       05/15/97 (b)                98,107
          95  Watervliet Elderly Hsg.                       8.000          11/15/01       05/15/97 (b)                98,107
         100  Watervliet Elderly Hsg.                       8.000          11/15/02       05/15/97 (b)               103,270
          45  Wayne IDA (Hauser Machine)                    7.700          12/01/09       12/01/01 (d)                48,993
         455  Westchester IDA (BAH)                         7.250          12/01/09       08/22/04 (c)               466,632
       1,000  Westchester IDA (JBFS)                        6.500          12/15/02       07/14/01 (c)             1,037,850
         570  Westchester IDA (JDAM)                        6.250          04/01/05       01/23/02 (c)               580,773
       1,000  Westchester IDA (JDAM)                        6.750          04/01/16(s)    04/01/08 (b)             1,023,200
          50  Yonkers IDA (Waldbaum)                        9.250          03/01/98       03/01/97 (b)                51,200
                                                                                                             ---------------
     Total municipal bond investments, at value (cost $655,947,818) - 99.4%                                      670,678,326

     Other assets and liabilities (net) - 0.6%                                                                     4,321,424
                                                                                                             ---------------

     Net assets - 100.0%                                                                                         674,999,750
                                                                                                             ===============

* Call Date, Put Date or Average Life of Sinking Fund if applicable as detailed:
    (a) Date of prerefunded call.
    (b) Optional call date; corresponds to the most conservative yield calculation.
    (c) Average life because of mandatory (sinking fund) principal payments prior to maturity.
    (d) Date of mandatory put.
    (e) Date of conversion.
    (f) Effective maturity corresponding to variable coupon payment date.
(i) Illiquid security.
(s) Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.
(v) Variable rate security that fluctuates as a percentage of prime rate. (+) Security will convert to a fixed coupon at a date prior to maturity.

                 See accompanying Notes to Financial Statements.

            Limited Term New York Municipal Fund - December 31, 1996
================================================================================
Portfolio Abbreviations

To simplify the listings of the Limited Term New York Municipal Fund's holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

     ACLDD       Adults and Children with Learning
                   and Developmental Disabilities
     ARC         Association of Retarded Citizens
     BAH         Beth Abraham Hospital
     BHMS        Brooklyn Heights Montessori School
     CCM         Comprehensive Care Management
     CNR         College of New Rochelle
     Con Ed      Consolidated Edison Co.
     COP         Certificate of Participation
     CSD         Central School District
     DC          Dominican College
     ECC         Erie Community College
     E,E&T       Ear, Eye and Throat
     EPG         Elmhurst Parking Garage
     ERDA        Energy Research and Development Authority
     GAINS       Growth and Income Securities
     GO          General Obligation
     G&H         Geriatric and Healthcare
     HDC         Housing Development Corporation
     HELP        Homeless Economic Loan Program
     HFA         Housing Finance Agency
     HFC         Housing Finance Corporation
     H&N         Hospital and Nursing
     IDA         Industrial Development Authority
     IME         Industrial Medical and Environmental
     JBFS        Jewish Board of Family Services
     JDAM        Julia Dyckman Angus Memorial
     LGSC        Local Government Services Corporation
     LILCO       Long Island Lighting Corporation
     LIMO        Limited Interest Muncipal Obligation
     MGH         Mennonite General Hospital
     MTA         Metropolitan Transit Authority
     OPWC        Ocean Park Water Corporation
     PCP         Pooled Capital Program
     PCR         Pollution Control Revenue
     Res Rec     Resource Recovery Facility
     RSP         Riverbank State Park
     SCSB        Schuyler Community Services Board
     SONYMA      State of New York Mortgage Agency
     SWDA        Solid Waste Development Authority
     SWMA        Solid Waste Management Authority
     TEMEC       Tourist, Educational, Medical and Environmental Control
     UCP         United Cerebral Palsy
     UDC         Urban Development Corporation
     V.I.        United States Virgin Islands
     WHMC        Wyckoff Heights Medical Center
     WWH         Wyandach/Wheatley Heights


The Fund had the following concentrations at December 31, 1996 (as a percentage of total net assets):
                                                          # of        % of Total
                                                         Issuers      Net Assets
                                                         -------      ----------
General Obligation                                          19          20.4%
Resource Recovery                                            7          15.7%
Hospital/Healthcare                                         44          11.3%
Housing, Single Family                                      27           8.3%
Housing, Multi-Family                                       40           7.4%
Electric Utilities                                          11           6.9%
Marine/Aviation Facilities                                  10           5.3%
Higher Education                                            20           4.7%
Corporate Backed                                            25           3.9%
Lease Rental                                                12           3.9%
Water Utilities                                              4           3.0%
NonProfit Organization                                      12           2.0%
Manufacturing, Non-Durable Goods                            12           1.8%
Pollution Control                                            4           1.6%
Education                                                    6           1.0%
Other                                                       28           2.2%
                                                                      -------
     Total                                                              99.4%
                                                                      =======
================================================================================
Asset Composition Table
December 31, 1996 (Unaudited)

                 Percentage
Rating         of Investments
-----------------------------
AAA                   2.7%
AA                   12.6%
A                    45.0%
BBB                  35.7%
BB                    0.6%
B                     0.2%
CCC                   0.0%
CC                    0.0%
C                     0.0%
Not Rated             3.2%
              ------------
Total               100.0%
              =============

ALL bonds are current with their debt service requirements. All unrated bonds are backed by mortgage liens and guarantees by the issuer. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade are included in the "Not Rated" category. For further information see "Credit Quality" in the Prospectus.

                      Limited Term New York Municipal Fund

================================================================================

             Statement of Assets and Liabilities - December 31, 1996

Assets
   Investments,satovaluencial Statements
     (Cost $655,947,818)                                            $670,678,326
   Cash                                                                   79,389
   Receivables:
     Interest                                                         12,593,061
     Investments sold                                                  2,100,539
     Shares of beneficial
       interest sold                                                     933,731
   Other                                                                  37,181
                                                                    ------------
   Total assets                                                      686,422,227
                                                                    ------------
Liabilities
   Payables and other liabilities:
     Demand note payable to bank
       (interest rate 7.60% at 12/31/96)                               9,000,000
     Shares of beneficial interest
       redeemed                                                        2,133,730
     Dividends                                                           183,485
     Trustees' fees                                                        9,000
     Other                                                                96,262
                                                                    ------------
   Total liabilities                                                  11,422,477
                                                                    ------------
Net Assets                                                          $674,999,750
                                                                    ============

Composition of Net Assets
 Paid-in capital                                                   $670,144,226
 Undistributed net investment income                                    480,101
 Accumulated net realized loss on
   investment transactions                                          (10,355,085)
 Net unrealized appreciation
   on investments                                                    14,730,508
                                                                  -------------
 Net assets                                                        $674,999,750
                                                                  =============
Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share
   (based on net assets of $634,172,056 and
   194,315,367 shares of beneficial interest
   outstanding)                                                           $3.26
                                                                  =============
 Maximum offering price per share  (net asset
   value plus sales charge of 2.00% of offering price)                    $3.33
                                                                  =============
  Class B Shares:
 Net asset value, redemption price and offering price
   per share (based on net assets of $40,827,694 and
   12,491,844 shares of beneficial interest outstanding)                  $3.27
                                                                  =============

================================================================================

Statement of Operations
For the Year Ended December 31, 1996

Investment Income:
   Interest                                                         $39,801,585
                                                                   ------------
Expenses:
   Management fees                                                    2,715,109
   Distribution and service plan fees:
     Class A                                                          1,488,992
     Class B                                                            214,619
   Transfer and shareholder servicing
     agent fees:
       Class A                                                          285,165
       Class B                                                           15,255
   Accounting service fees                                              193,682
   Shareholder reports                                                  142,340
   Registration and filing fees                                          96,603
   Custodian fees and expenses                                           89,685
   Legal and auditing fees                                               46,425
   Trustees' fees and expenses                                           45,534
   Organizational expenses                                                7,083
   Other                                                                 76,093
   Interest                                                             396,316
                                                                   ------------
     Total expenses                                                   5,812,901
     Less expenses paid indirectly                                      (12,009)
                                                                   ------------
     Total net expenses                                               5,800,892
                                                                   ------------
Net Investment Income                                                34,000,693
                                                                   ------------
Realized and Unrealized Loss:
     Net realized loss on investments                                  (242,301)
     Net change in unrealized appreciation
       or depreciation on investments                                (2,445,222)
                                                                   ------------
Net realized and unrealized loss                                     (2,687,523)
                                                                   ------------
Net Increase in Net Assets
  Resulting From Operations                                         $31,313,170
                                                                   ============


Statements of Changes in Net Assets
Year Ended December 31,                               1996              1995
                                                      ----              ----

Increase in Net Assets -
Operations:

 Net investment income                            $34,000,693       $28,678,554
 Net realized loss                                   (242,301)       (2,258,016)
 Net change in unrealized appreciation
   or depreciation                                 (2,445,222)       22,706,855
                                                -------------     -------------
 Net increase in net assets
   resulting from operations                       31,313,170        49,127,393
                                                -------------     -------------
Dividends and Distributions to
  Shareholders:
 Dividends from net investment
   income:
     Class A                                      (32,233,558)      (28,615,850)
                                                -------------     -------------
     Class B                                       (1,354,963)         (276,083)
                                                -------------     -------------
Beneficial Interest Transactions:
 Net increase in net assets resulting
   from beneficial interest
   transactions (Note 2):
     Class A                                       68,975,038        51,133,814
                                                -------------     -------------
     Class B                                       24,348,503        16,130,704
                                                -------------     -------------
Net Assets:
Total increase                                     91,048,190        87,499,978
Beginning of period                               583,951,560       496,451,582
                                                -------------     -------------
End of period (including undistributed
  net investment income of $480,101
  and $23,004, respectively)                     $674,999,750      $583,951,560
                                                =============     =============


                 See accompanying Notes to Financial Statements.

Limited Term New York Municipal Fund
Financial Highlights

                                                                                   Class A
                                                   -----------------------------------------------------------------------

                                                                           Year ended December 31,
                                                       1996           1995           1994           1993           1992 (a)
                                                   -----------    -----------    -----------    -----------    -----------
Per Share Operating Data:
Net asset value, beginning of period                   $3.28          $3.15          $3.33          $3.18          $3.07
                                                   -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income                                 0.17           0.18           0.16           0.17           0.18
  Net realized and unrealized gain (loss)              (0.02)          0.13          (0.18)          0.15           0.11
                                                   -----------    -----------    -----------    -----------    -----------

Total income (loss) from investment operations          0.15           0.31          (0.02)          0.32           0.29
                                                   -----------    -----------    -----------    -----------    -----------

Dividends and distributions to shareholders:
  Dividends from net investment income                 (0.17)         (0.18)         (0.16)         (0.17)         (0.18)
                                                   -----------    -----------    -----------    -----------    -----------
Total dividends and distributions to shareholders      (0.17)         (0.18)         (0.16)         (0.17)         (0.18)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value, end of period                         $3.26          $3.28          $3.15          $3.33          $3.18
                                                   ===========    ===========    ===========    ===========    ===========

Total Return, at Net Asset Value (b)                    4.82%         10.01%         (0.60%         10.06%          9.45%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)              $634,172       $567,537       $496,452       $457,860       $150,096
Average net assets (in thousands)                     $606,742       $520,990       $491,038       $309,676        $72,743
Ratios to average net assets:
  Net investment income                                 5.37%          5.44%          5.12%          4.94%          5.33%
  Expenses  (c)                                         0.89%          0.90%          0.89%          0.89%          0.83%
  Expenses (excluding interest) (c) (d)                 0.83%          0.84%          0.84%          0.86%          0.78%
Portfolio turnover rate (e)                            24.35%         22.34%         34.58%         17.08%         59.87%

--------------------------------------------------------------------------------------------------------------------------

(a) Net of fees waived or reimbursed by Fielding Management Company, Inc. (the former manager), and Rochester Fund Services, Inc. (the former shareholder servicing, accounting and pricing agent), which amounted to $0.01 per share. Without reimbursement, the ratios would have been 5.02%, 1.14% and 1.09%, respectively.
(b) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(c) Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
(d) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(e) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $256,486,227 and $153,521,279, respectively.

     See accompanying Notes to Financial Statements.

Limited Term New York Municipal Fund
Financial Highlights

                                                             Class B
                                                   -------------------------
                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       1996         1995(a)
                                                   ------------  ------------
Per Share Operating Data:
Net asset value, beginning of period                  $ 3.28       $ 3.21
                                                   ---------    ---------

Income (loss) from investment operations:
  Net investment income                                 0.16         0.11
  Net realized and unrealized gain (loss)              (0.01)        0.07
                                                   ---------    ---------

Total income from investment operations                 0.15         0.18
                                                   ---------    ---------

Dividends and distributions to shareholders:
  Dividends from net investment income                 (0.16)       (0.11)
                                                   ---------    ---------

Total dividends and distributions to shareholders      (0.10)       (0.11)
                                                   ---------    ---------

Net asset value, end of period                        $ 3.27       $ 3.28
                                                   =========    =========

Total Return, at Net Asset Value (b)                   4.59%        5.65%

Ratios/Supplemental Data:
  Net assets, end of period (in thousands)           $40,828      $16,415
  Average net assets (in thousands)                  $28,971       $8,869
  Ratios to average net assets:
    Net investment income                              4.85%        5.21%
    Expenses (d)                                       1.38%        0.90%
    Expenses (excluding interest) (d) (c)              1.32%        0.85%
  Portfolio turnover rate (f)                         24.35%       22.34%

--------------------------------------------------------------------------------

(a) For the period from May 1, 1995 (inception of offering) to December 31,
    1995.
(b) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period Sales charges are not reflected in the total returns. Total returns are not annualized for period of less than one full year.
(c) Annualized.
(d) Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
(e) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(f) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $256,486,227 and $153,521,279 respectively.

See accompanying Notes to Financial Statements.

Limited Term New York Municipal Fund
Notes to Financial Statements
December 31, 1996


Note 1. Significant Accounting Policies:

The Limited Term New York Municipal Fund (the Fund) is a series of Rochester Portfolio Series which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less.

On January 4, 1996, Rochester Capital Advisors, L.P. (RCA, L.P.), the Fund's investment adviser, Rochester Fund Distributors, Inc. (RFD), the Fund's principal underwriter, and Rochester Fund Services, Inc. (RFS), the Fund's shareholder servicing, accounting and pricing agent, consummated a transaction with OppenheimerFunds, Inc. (the Manager), which resulted in the sale to the Manager of certain assets of RCA, L.P., RFD and RFS, including the transfer of the investment advisory agreement and other contracts with the Fund and the use of the name "The Rochester Funds."

The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation and Transactions. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Long-term debt securities are valued at the mean between the bid and asked price using information available from a portfolio pricing service approved by the Board of Trustees, dealer-supplied valuations, provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current value, or analysis of various relationships between comparable securities. Securities for which market quotations are not readily available are valued at fair value under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount. For municipal bonds purchased after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain.

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. At December 31, 1996, the Fund had no outstanding when-issued or forward commitments.

Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $10,313,000 which expires between 1999 and 2004.

Distributions to Shareholders. Income dividends are declared and recorded each day the New York Stock Exchange is open for business based on the projected net investment income for a period, usually one month, calculated as if earned pro rata throughout the period on a daily basis. Such dividends are paid monthly. Distributions from net realized gains on investments, if any, are recorded on the ex-dividend date and paid annually.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purpose. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

During the year ended December 31, 1996, the Fund adjusted the classification of net investment income and net realized gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $44,925 and an increase in undistributed net investment income of $44,925.

Deferred Organizational Expenses. The Fund was organized under the laws of Massachusetts in September, 1991. Deferred organizational expenses in the amount of $50,000 were amortized on a straight-line basis over a five year period ending September, 1996.

Concentration in New York Issuers. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Shares of Beneficial Interest:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in shares of beneficial interest were as follows:

Class A:

Year Ended December 31,                 1996                          1995
                                        ----                          ----

                                Shares          Amount        Shares         Amount
                                ------          ------        ------         ------
Sold                          46,954,523    $152,448,902    41,287,431    $133,924,167
Dividends and distributions
 reinvested                    6,569,019      21,305,028     5,901,142      19,071,036
Redeemed                     (32,312,396)   (104,778,892)  (31,589,856)   (101,861,389)
                             -----------   -------------   -----------   -------------

Net increase                  21,211,144     $68,975,038    15,598,717     $51,133,814
                             ===========   =============   ===========   =============

                                    Year Ended                 Period May 1-
                                 December 31, 1996          December 31, 1995
                                 -----------------          -----------------
Class B:
                                Shares        Amount        Shares        Amount
                                ------        ------        ------        ------
Sold                          7,835,459    $25,456,582    5,028,893    $16,226,929
Dividends and distributions
 reinvested                     287,435        933,386       50,215        163,547
Redeemed                       (630,627)    (2,041,465)     (79,531)      (259,772)
                             ----------   ------------   ----------   ------------

Net increase                  7,492,267    $24,348,503    4,999,577    $16,130,704
                             ==========   ============   ==========   ============

Note 3. Portfolio Information:

During 1996, 15.36% of interest income was derived from investments in U.S. territories which are exempt from federal, all states and New York City income taxes.

At December 31, 1996, net unrealized appreciation on investments of $14,730,508 was composed of gross appreciation of $15,281,182, and gross depreciation of $550,674.

Unrealized appreciation (depreciation) at December 31, 1996 based on cost of investments for federal income tax purposes of $655,989,982 was:

Gross unrealized appreciation         $15,249,800
Gross unrealized depreciation            (561,456)
                                     ------------

Net unrealized appreciation           $14,688,344
                                     ============

Note 4. Management Fees and Other Transactions With Affiliates:

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee based on an annual rate of 0.50% of average daily net assets up to $100 million, 0.45% of average daily net assets on the next $150 million, 0.40% of average daily net assets in excess of $250 million but less than $2 billion, and 0.39% of average daily net assets in excess of $2 billion. During 1996, the Fund paid $27,896 to RCA, L.P. (the former manager) and $2,687,213 to the Manager for management and investment advisory services.

Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During 1996, the Fund paid $1,980 to RFS (the former accounting and pricing agent) and $191,702 to the Manager for accounting and pricing services.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund. The transfer and shareholder servicing agent fee paid by the Fund is based on an annual maintenance fee of $24.12 for each Class A shareholder account and $26.02 for each Class B shareholder account. During 1996, the Fund paid a total of $3,066 to RFS (the former shareholder servicing agent), with the remainder being paid to OFS.

For the year ended December 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,623,032, of which $290,035 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $498,857, of which $7,432 was paid to an affiliated broker/dealer. During the year ended December 31, 1996, OFDI received contingent deferred sales charges of $31,172 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made monthly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1996, OFDI paid $7,144 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund may pay OFDI an annual asset-based sales charge of up to 0.75% per year on Class B shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. Currently, the Board of Trustees has limited the asset-based sales charge to 0.50% per year on Class B shares. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. The fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI retained $171,044 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. At December 31, 1996, OFDI had incurred unreimbursed expenses of $367,902 for Class B.

Note 5. Bank Borrowings:

The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other Rochester Division funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $70 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the New York Interbank Offer Rate (NIBOR) plus 0.75%. Borrowings are payable on demand.

The Fund had borrowings of $9,000,000 outstanding at December 31, 1996. For the year ended December 31, 1996, the average monthly loan balance was $6,351,876 at an average interest rate of 6.163%. The maximum amount of borrowings outstanding at any month-end was $22,440,000.

                                   APPENDIX A
                            INDUSTRY CLASSIFICATIONS




                  Electric                                             Resource Recovery
                  Gas
                  Water                                                Higher Education
                  Sewer                                                Education
                  Telephone
                                                                       Lease Rental
                  Adult Living Facilities
                  Hospital                                             Non Profit Organization

                  General Obligation                                   Highways
                  Special Assessment                                   Marine/Aviation Facilities
                  Sales Tax
                                                                       Multi Family Housing
                  Manufacturing, Non Durables                          Single Family Housing
                  Manufacturing, Durables

                  Pollution Control




                                   APPENDIX B

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:     Satisfactory capacity for timely payment.  However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:     Satisfactory capacity to pay principal and interest.

     S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1:       Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.
Risk factors are minor.

Duff 1-:      High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1:   Obligations supported by the highest capacity for timely repayment.

A1:     Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA:       The highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA:        A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA:       Considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:        Considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA".

Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA:       The highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA:        High credit quality.  Protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA:       The lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA:        A very low expectation for investment risk.  Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
   Price Waterhouse LLP
   1100 Bausch & Lomb Place
   Rochester, NY 14604-2705

Legal Counsel
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036

                           ROCHESTER PORTFOLIO SERIES
                      LIMITED TERM NEW YORK MUNICIPAL FUND

                                     PART C

                                Other Information



Item 24.          Financial Statements and Exhibits
--------          ---------------------------------

         (a)      Financial Statements:

                  (1) Financial Highlights (see Part A): Filed herewith


                  (2)      Report of Independent Accountants (see Part B):
                           Filed herewith

                  (3) Portfolio of Investments (see Part B): Filed herewith

                  (4)      Statement of Assets and Liabilities (see Part B):
                           Filed herewith

                  (5) Statement of Operations (see Part B): Filed herewith

                  (6)      Statement of Changes in Net Assets (see Part B):
                           Filed herewith

                  (7) Notes to Financial Statements (see Part B): Filed herewith


         (b)      Exhibits:

                  (1) Amended and Restated Declaration of Trust as filed with the Common of Massachusetts on February 8, 1995, as amended on November 7, 1995 - filed with Registrant's Post Effective Amendment No. 7 filed January 11, 1996 - incorporated by reference

                  (2) Bylaws - filed with Registrant's initial Registration Statement filed July 1, 1991 - incorporated by reference

                  (3)      Not applicable


                  (4) (i) Specimen Share Certificate representing Class A Shares of Limited Term New York Municipal Fund, a portfolio of the Registrant - Filed herewith

                           (ii) Specimen Share Certificate representing Class B Shares of Limited Term New York Municipal Fund, a portfolio of the Registrant - Filed herewith

                           (iii) Specimen Share Certificate representing Class C Shares of Limited Term New York Municipal Fund, a portfolio of the Registrant - Filed herewith

                           (iv) Specimen Share Certificate representing Class D Shares of Limited Term New York Municipal Fund, a portfolio of the Registrant - Filed herewith


                  (5) Investment Advisory Agreement dated January 4, 1996 with Oppenheimer Management Corporation - filed with Registrant's Post Effective Amendment No. 7 filed January 11, 1996 - incorporated by reference

                  (6) (a) General Distributor's Agreement dated January 4, 1996 with Oppenheimer Funds Distributor, Inc. - filed with Registrant's Post Effective Amendment No. 7 filed January 11, 1996 - incorporated by reference

                           (b) Form of Oppenheimer Funds Distributor Inc. Dealer Agreement - Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850) filed September 30, 1994
                           - incorporated  by reference

                           (c) Form of Oppenheimer Funds Distributor Inc. Broker Agreement - Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850) filed September 30, 1994
                           - incorporated by reference

                           (d) Form of Oppenheimer Funds Distributor Inc. Agency Agreement - Filed with Post-Effective

                           Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850) filed September 30, 1994
                           - incorporated by reference

                  (7)      Not Applicable


                  (8) Custodian Agreement dated July 5, 1996 with Citibank, N.A.- Filed herewith

                  (9) Service Contract dated March 8, 1996 with OppenheimerFunds Services - Filed herewith

                  (10) Consent of Counsel - incorporated by reference to the Registrant's Rule 24f-2 Notice filed on February 27, 1997

                  (11)     Independent Auditor's Consent - Filed herewith


                  (12)     Not applicable


                  (13) (i)Form of Investment Letter regarding Class B shares from OppenheimerFunds, Inc.- Filed herewith

                           (ii)Form of Investment Letter regarding Class C shares from OppenheimerFunds, Inc.- Filed herewith


                  (14)     Not applicable


                  (15) (i) Form of Service Plan and Agreement for Class A Shares with Oppenheimer Funds Distributor, Inc. Dated January 4, 1996 for Class A shares - Filed with Registrant's Post Effective Amendment No. 7 filed January 11, 1996 - Incorporated by reference

                           (ii) Form of Distribution and Service Plan and Agreement for Class B Shares dated as of May 1, 1997 under Rule 12b-1 of the Investment Company Act of 1940 - Filed herewith

                           (iii) Form of Distribution and Service Plan and Agreement for Class C Shares dated as of May 1, 1997 under Rule 12b-1 of the Investment Company Act of 1940 - Filed herewith

                           (iv) Form of Distribution and Service Plan and

                           Agreement for Class D Shares dated as of May 1, 1997 under Rule 12b-1 of the Investment Company Act of 1940 - Filed herewith

                  (16) Performance Data Computation Schedule - Filed herewith


                  (17)     (a)     Financial Data Schedule for Class A Shares -
                           Filed herewith


                           (b) Financial Data Schedule for Class D Shares - Filed herewith


                  (18) Oppenheimer Fund Multiple Class Plan under Rule 18f-3 dated January 5, 1996 - filed with Registrant's Post Effective Amendment No. 7 filed January 11, 1996 - incorporated by reference

                  ---      Powers of Attorney - filed with Registrant's Post
                  Effective Amendment No. 7 filed January 11, 1996 - incorporated by reference

Item 25.          Persons Controlled by or under Common Control with
--------          ---------------------------------------------------
Registrant
----------

         The Board of Trustees of the Registrant is identical to the Boards of Trustees of Rochester Fund Municipals and Bond Fund
Series - Oppenheimer Bond Fund for Growth (collectively "The
Rochester Funds").

Item 26.          Number of Holders of Securities
--------          -------------------------------


                                                              Number of Record
                                                              Holders as of
                  Title of Class                              February 25, 1997
                  --------------                              -----------------

         Shares of beneficial                                 11,874
         interest, Class A

         Shares of beneficial
         interest,  Class B                                   -0-

         Shares of beneficial
         interest, Class C                                     -0-

         Shares of beneficial                                  1,021
         interest, Class D


Item 27.  Indemnification
--------  ---------------

         Registrant's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), which is referenced herein, (see Exhibit 1), contains certain provisions relating to the indemnification of Registrant's officers and trustees. Section 6.4 of Registrant's Declaration of Trust provides that Registrant shall indemnify (from the assets of the Fund or Funds in question) each of its trustees and officers (including persons who served at Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to, amounts paid for satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interest of Registrant or (ii) had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct".

         Section 6.4 provides that a determination that the Covered Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

         In addition, Section 6.4 provides that expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-trust in question if it is ultimately determined that indemnification of such expenses is not authorized under Article 6 and (i) the Covered Person shall have provided security for such undertaking, (ii) Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested trustees who are not a party to the proceeding, by an independent legal counsel in a written opinion, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         Section 6.1 of Registrant's Agreement and Declaration of Trust provides, among other things, that nothing in the Agreement and Declaration of Trust shall protect any trustee or officer against any liability to Registrant or the shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee or such officer.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------


         (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

         (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position                                           Other Business and Connections with
OppenheimerFunds, Inc.                                            During the Past Two Years
---------------------------                                       -------------------------------
Mark J.P. Anson,
Vice President                                                    Vice President of Oppenheimer Real
                                                                  Asset Management, Inc. ("ORAMI");
                                                                  formerly Vice President of Equity
                                                                  Derivatives at Salomon Brothers, Inc.

Peter M. Antos,
Senior Vice President                                             An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; a Chartered
                                                                  Financial Analyst; Senior Vice
                                                                  President of HarbourView; prior to
                                                                  March, 1996 he was the senior equity
                                                                  portfolio manager for the Panorama
                                                                  Series Fund, Inc. (the "Company") and
                                                                  other mutual funds and pension funds
                                                                  managed by G.R. Phelps & Co. Inc.
                                                                  ("G.R. Phelps"), the Company's former
                                                                  investment adviser, which was a

                                                                C-7




                                                                  subsidiary  of
                                                                  Connecticut
                                                                  Mutual    Life
                                                                  Insurance
                                                                  Company;   was
                                                                  also
                                                                  responsible
                                                                  for   managing
                                                                  the     common
                                                                  stock
                                                                  department and
                                                                  common   stock
                                                                  investments of
                                                                  Connecticut
                                                                  Mutual    Life
                                                                  Insurance
                                                                  Co.

Lawrence Apolito,
Vice President                                                    None.

Victor Babin,
Senior Vice President                                             None.

Bruce Bartlett,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;
                                                                  formerly     a
                                                                  Vice President
                                                                  and     Senior
                                                                  Portfolio
                                                                  Manager     at
                                                                  First       of
                                                                  America
                                                                  Investment
                                                                  Corp.

Ellen Batt,
Assistant Vice President                                          None

Kathleen Beichert,
Assistant Vice President                                          Formerly employed by Smith Barney, Inc.

David Bernard,
Vice President                                                    Previously a Regional Sales Director
                                                                  for Retirement Plan Services at Charles
                                                                  Schwab & Co., Inc.
Rajeev Bhaman,
Assistant Vice President                                          Formerly Vice President of Asian
                                                                  Equities for Barclays de Zoete Wedd,
                                                                  Inc.

Robert J. Bishop,
Vice President                                                    Assistant Treasurer of the Oppenheimer
                                                                  Funds (listed below); previously a Fund
                                                                  Controller for OppenheimerFunds, Inc.
                                                                  (the "Manager").

George Bowen,
Senior Vice President & Treasurer                                 Treasurer of the New York-based
                                                                  Oppenheimer Funds; Vice President,
                                                                  Assistant Secretary and Treasurer of

                                                                C-8




                                                                  the
                                                                  Denver-based
                                                                  Oppenheimer
                                                                  Funds.    Vice
                                                                  President  and
                                                                  Treasurer   of
                                                                  OppenheimerFunds
                                                                  Distributor,
                                                                  Inc.      (the
                                                                  "Distributor")
                                                                  and
                                                                  HarbourView
                                                                  Asset
                                                                  Management
                                                                  Corporation
                                                                  ("HarbourView"),
                                                                  an  investment
                                                                  adviser
                                                                  subsidiary  of
                                                                  the   Manager;
                                                                  Senior    Vice
                                                                  President,
                                                                  Treasurer,
                                                                  Assistant
                                                                  Secretary  and
                                                                  a director  of
                                                                  Centennial
                                                                  Asset
                                                                  Management
                                                                  Corporation
                                                                  ("Centennial"),
                                                                  an  investment
                                                                  adviser
                                                                  subsidiary  of
                                                                  the   Manager;
                                                                  Vice
                                                                  President,
                                                                  Treasurer  and
                                                                  Secretary   of
                                                                  Shareholder
                                                                  Services, Inc.
                                                                  ("SSI")    and
                                                                  Shareholder
                                                                  Financial
                                                                  Services, Inc.
                                                                  ("SFSI"),
                                                                  transfer agent
                                                                  subsidiaries
                                                                  of         the
                                                                  Manager;
                                                                  Director,
                                                                  Treasurer  and
                                                                  Chief
                                                                  Executive
                                                                  Officer     of
                                                                  MultiSource
                                                                  Services,
                                                                  Inc.;     Vice
                                                                  President  and
                                                                  Treasurer   of
                                                                  Oppenheimer
                                                                  Real     Asset
                                                                  Management,
                                                                  Inc.;
                                                                  President,
                                                                  Treasurer  and
                                                                  Director    of
                                                                  Centennial
                                                                  Capital
                                                                  Corporation;
                                                                  Vice President
                                                                  and  Treasurer
                                                                  of Main Street
                                                                  Advisers.

Scott Brooks,
Assistant Vice President                                          None.

Susan Burton,
Assistant Vice President                                          Previously a Director of Educational
                                                                  Services for H.D. Vest Investment
                                                                  Securities, Inc.

Michael A. Carbuto,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;    Vice
                                                                  President   of
                                                                  Centennial.

Ruxandra Chivu,
Assistant Vice President                                          None.

O. Leonard Darling,
Executive Vice President                                          Formerly Co-Director of Fixed Income
                                                                  for State Street Research & Management
                                                                  Co.


                                                                C-9




Robert A. Densen,
Senior Vice President                                             None.

Sheri Devereux,
Assistant Vice President                                          None.

Robert Doll, Jr.,
Executive Vice President and
Director                                                          An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

John Doney,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director                                      Secretary of the New York-based
                                                                  Oppenheimer Funds; Vice President and
                                                                  Secretary of the Denver-based
                                                                  Oppenheimer Funds; Secretary of the
                                                                  Oppenheimer Quest and Oppenheimer
                                                                  Rochester Funds; Executive Vice
                                                                  President, Director and General Counsel
                                                                  of the Distributor; President and a
                                                                  Director of Centennial; Chief Legal
                                                                  Officer and a Director of MultiSource
                                                                  Services, Inc.; President and a
                                                                  Director of Oppenheimer Real Asset
                                                                  Management, Inc.; Executive Vice
                                                                  President, General Counsel and Director
                                                                  of SFSI and SSI; formerly Senior Vice
                                                                  President and Associate General Counsel
                                                                  of the Manager and the Distributor.

George Evans,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Scott Farrar,
Vice President                                                    Assistant Treasurer of the New York-
                                                                  based and Denver-based Oppenheimer
                                                                  funds.


                                                                C-10




Leslie A. Falconio,
Assistant Vice President                                          None.

Katherine P. Feld,
Vice President and Secretary                                      Vice President and Secretary of
                                                                  OppenheimerFunds Distributor, Inc.;
                                                                  Secretary of HarbourView Asset
                                                                  Management Corporation, MultiSource
                                                                  Services, Inc. and Centennial Asset
                                                                  Management Corporation; Secretary, Vice
                                                                  President and Director of Centennial
                                                                  Capital Corporation; Vice President and
                                                                  Secretary of ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division                                                An officer, Director and/or portfolio
                                                                  manager of certain Oppenheimer funds.
                                                                  Formerly Chairman of the Board and
                                                                  Director of Rochester Fund
                                                                  Distributors, Inc. ("RFD"), President
                                                                  and Director of Fielding Management
                                                                  Company, Inc. ("FMC"), President and
                                                                  Director of Rochester Capital Advisors,
                                                                  Inc. ("RCAI"), Managing Partner of
                                                                  Rochester Capital Advisors, L.P.,
                                                                  President and Director of Rochester
                                                                  Fund Services, Inc. ("RFS"), President
                                                                  and Director of Rochester Tax Managed
                                                                  Fund, Inc.
John Fortuna,
Vice President                                                    None.

Patricia Foster,
Vice President                                                    Formerly she held the following
                                                                  positions:  An officer of certain
                                                                  Oppenheimer funds; Secretary and
                                                                  General Counsel of Rochester Capital
                                                                  Advisors, L.P. and Secretary of
                                                                  Rochester Tax Managed Fund, Inc.

Jennifer Foxson,
Assistant Vice President                                          None.



                                                                C-11




Robert G. Galli,
Vice Chairman                                                     Trustee of the New York-based
                                                                  Oppenheimer Funds; Vice President and
                                                                  Counsel of OAC; formerly he held the
                                                                  following positions: Vice President and
                                                                  a director of HarbourView and
                                                                  Centennial, a director of SFSI and SSI,
                                                                  an officer of other Oppenheimer Funds.

Linda Gardner,
Assistant Vice President                                          None.

Jill Glazerman,
Assistant Vice President                                          None.

Ginger Gonzalez,
Vice President, Director of
Marketing Communications                                          Formerly 1st Vice President / Director
                                                                  of Graphic and Print Communications for
                                                                  Shearson Lehman Brothers.

Mildred Gottlieb,
Assistant Vice President                                          Formerly served as a Strategy
                                                                  Consultant for the Private Client
                                                                  Division of Merrill Lynch.

Robert Grill,
Vice                                                              President
                                                                  Formerly
                                                                  Marketing Vice
                                                                  President  for
                                                                  Bankers  Trust
                                                                  Company
                                                                  (1993-1996);
                                                                  Steering
                                                                  Committee
                                                                  Member,
                                                                  Subcommittee
                                                                  Chairman   for
                                                                  American
                                                                  Savings
                                                                  Education
                                                                  Council
                                                                  (1995-1996).

Caryn Halbrecht,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;
                                                                  formerly  Vice
                                                                  President   of
                                                                  Fixed   Income
                                                                  Portfolio
                                                                  Management  at
                                                                  Bankers Trust.

Glenna Hale,
Director of Investor Marketing                                    Formerly Vice President (1994-1997) of
                                                                  Retirement Plans Services for
                                                                  OppenheimerFunds Services.



                                                                C-12




Thomas B. Hayes,
Assistant Vice President                                          None.

Barbara Hennigar,
Executive Vice President and
President and Chief Executive
Officer                                                           of
                                                                  OppenheimerFunds
                                                                  Services,    a
                                                                  division    of
                                                                  the    Manager
                                                                  President  and
                                                                  Director    of
                                                                  SFSI;
                                                                  President  and
                                                                  Chief
                                                                  Executive
                                                                  Officer     of
                                                                  SSI.

Dorothy Hirshman,
Assistant Vice President                                          None.

Alan Hoden,
Vice President                                                    None.

Merryl Hoffman,
Vice President                                                    None.


Scott T. Huebl,
Assistant Vice President                                          None.

Richard Hymes,
Assistant Vice President                                          None.

Jane Ingalls,
Assistant Vice President                                          Formerly a Senior Associate with
                                                                  Robinson, Lake/Sawyer Miller.

Ronald Jamison,
Vice President                                                    Formerly Vice President and Associate
                                                                  General Counsel at
                                                                  Prudential Securities, Inc.

Frank Jennings,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.
                                                                  Formerly     a
                                                                  Managing
                                                                  Director    of
                                                                  Global
                                                                  Equities    at
                                                                  Paine Webber's
                                                                  Mitchell
                                                                  Hutchins
                                                                  division.


                                                                C-13




Heidi Kagan,
Assistant Vice President                                          None.

Thomas W. Keffer,
Vice President                                                    Formerly Senior Managing Director of
                                                                  Van Eck Global.

Avram Kornberg,
Vice President                                                    Formerly a Vice President with Bankers
                                                                  Trust.

Joseph Krist,
Assistant Vice President                                          None.

Paul LaRocco,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds. Formerly a
                                                                  Securities Analyst for Columbus Circle
                                                                  Investors.

Michael Levine,
Assistant Vice President                                          None.

Shanquan Li,
Assistant                                                         Vice President
                                                                  Director    of
                                                                  Board   (since
                                                                  2/96), Chinese
                                                                  Finance
                                                                  Society;
                                                                  formerly
                                                                  Chairman
                                                                  (11/94-2/96)),
                                                                  Chinese
                                                                  Finance
                                                                  Society;   and
                                                                  Director
                                                                  (6/94-6/95),
                                                                  Greater  China
                                                                  Business
                                                                  Networks.

Stephen F. Libera,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; a Chartered
                                                                  Financial Analyst; a Vice President of
                                                                  HarbourView; prior to March, 1996 he
                                                                  was the senior bond portfolio manager
                                                                  for Panorama Series Fund, Inc., other
                                                                  mutual funds and pension accounts
                                                                  managed by G.R. Phelps; was also
                                                                  responsible for managing the public
                                                                  fixed-income securities department at
                                                                  Connecticut Mutual Life Insurance Co.




                                                                C-14




Mitchell J. Lindauer,
Vice President                                                    None.

David Mabry,
Assistant Vice President                                          None.

Loretta McCarthy,
Executive Vice President                                          None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                                                      President, Director and Trustee of the
                                                                  New York-based and the Denver-based
                                                                  Oppenheimer funds; President and a
                                                                  Director of OAC, HarbourView and
                                                                  Oppenheimer Partnership Holdings, Inc.;
                                                                  Director of ORAMI; Chairman and
                                                                  Director of SSI; a Director of
                                                                  Oppenheimer Real Asset Management, Inc.

Timothy Martin,
Assistant Vice President                                          Formerly Vice President, Mortgage
                                                                  Trading, at S.N. Phelps & Co.,Salomon
                                                                  Brothers, and Kidder Peabody.

Sally Marzouk,
Vice President                                                    None.

Michelle McCann,
Assistant Vice President                                          Formerly Vice President, Quest for
                                                                  Value Distributors, Oppenheimer Capital
                                                                  Corporation.

Lisa Migan,
Assistant Vice President,                                         None.

Robert J. Milnamow,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds. Formerly a
                                                                  Portfolio Manager with Phoenix
                                                                  Securities Group.

Denis R. Molleur,
Vice President                                                    None.


                                                                C-15




Linda Moore,
Vice President                                                    Formerly Marketing Manager (July, 1995
                                                                  - November, 1996) for Chase Investment
                                                                  Services Corp.

Kenneth Nadler,
Vice President                                                    None.

David Negri,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Barbara Niederbrach,
Assistant Vice President                                          None.

Robert A. Nowaczyk,
Vice President                                                    None.

Gina M. Palmieri,
Assistant Vice President                                          None.

Robert E. Patterson,
Senior                                                            Vice President
                                                                  An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

John Pirie,
Assistant Vice President                                          Formerly a Vice President with Cohane
                                                                  Rafferty Securities, Inc.

Tilghman G. Pitts III,
Executive Vice President                                          Chairman and Director of the
                                                                  Distributor.

Jane Putnam,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.
                                                                  Formerly
                                                                  Senior
                                                                  Investment
                                                                  Officer    and
                                                                  Portfolio
                                                                  Manager   with
                                                                  Chemical Bank.

Russell Read,
Vice President                                                    Consultant for Prudential Insurance on
                                                                  behalf of the General Motors Pension
                                                                  Plan.


                                                                C-16




Thomas Reedy,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds. Formerly a
                                                                  Securities Analyst for the Manager.

David Robertson,
Vice President                                                    None.

Adam Rochlin,
Vice President                                                    Formerly a Product Manager for
                                                                  Metropolitan Life Insurance Company.

Michael S. Rosen
Vice President; President:
Rochester Division                                                An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds. Formerly
                                                                  Vice President of RFS, President and
                                                                  Director of RFD, Vice President and
                                                                  Director of FMC, Vice President and
                                                                  director of RCAI, General Partner of
                                                                  RCA, an officer and/or portfolio
                                                                  manager of certain Oppenheimer funds.

David Rosenberg,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.
Richard H. Rubinstein,
Senior Vice President                                             An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; formerly
                                                                  Vice President and Portfolio
                                                                  Manager/Security Analyst for
                                                                  Oppenheimer Capital Corp., an
                                                                  investment adviser.

Lawrence Rudnick,
Assistant Vice President                                          Formerly Vice President of Dollar Dry
                                                                  Dock Bank.

James Ruff,
Executive Vice President                                          None.

Valerie Sanders,
Vice President                                                    None.

Ellen Schoenfeld,

                                                                C-17




Assistant Vice President                                          None.

Stephanie Seminara,
Vice President                                                    Formerly Vice President of Citicorp
                                                                  Investment Services.

Diane Sobin,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;
                                                                  formerly     a
                                                                  Vice President
                                                                  and     Senior
                                                                  Portfolio
                                                                  Manager    for
                                                                  Dean    Witter
                                                                  InterCapital,
                                                                  Inc.

Richard A. Soper,                                                 None.
Assistant Vice President

Nancy Sperte,
Executive Vice President
                                                                  None.

Donald W. Spiro,
Chairman                                                          Emeritus   and
                                                                  Director  Vice
                                                                  Chairman   and
                                                                  Trustee of the
                                                                  New York-based
                                                                  Oppenheimer
                                                                  Funds;
                                                                  formerly
                                                                  Chairman    of
                                                                  the    Manager
                                                                  and        the
                                                                  Distributor.

Arthur Steinmetz,
Senior                                                            Vice President
                                                                  An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Ralph Stellmacher,
Senior                                                            Vice President
                                                                  An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

John Stoma,
Senior Vice President,
Director Retirement Plans                                         Formerly Vice President of U.S. Group
                                                                  Pension Strategy and Marketing for
                                                                  Manulife Financial.

Michael C. Strathearn,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;       a
                                                                  Chartered
                                                                  Financial
                                                                  Analyst;     a
                                                                  Vice President
                                                                  of
                                                                  HarbourView;
                                                                  prior       to
                                                                  March, 1996 he

                                                                C-18




                                                                  was an equity portfolio manager for
                                                                  Panorama Series Fund, Inc. and other
                                                                  mutual funds and pension accounts
                                                                  managed by G.R. Phelps.

James C. Swain,
Vice Chairman of the Board                                        Chairman, CEO and Trustee, Director or
                                                                  Managing Partner of the Denver-based
                                                                  Oppenheimer Funds; President and a
                                                                  Director
                                                                  of Centennial; formerly President and
                                                                  Director of OAMC, and Chairman of the
                                                                  Board of SSI.

James Tobin,
Vice President                                                    None.

Jay Tracey,
Vice President                                                    Vice President of the Manager; Vice
                                                                  President and Portfolio Manager of
                                                                  Oppenheimer Discovery Fund, Oppenheimer
                                                                  Global Emerging Growth Fund and
                                                                  Oppenheimer Enterprise Fund.  Formerly
                                                                  Managing Director of Buckingham Capital
                                                                  Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer                                 Assistant Treasurer of the Distributor
                                                                  and SFSI.

Ashwin Vasan,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Dorothy Warmack,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Jerry A. Webman,
Senior                                                            Vice President
                                                                  Director    of
                                                                  New York-based
                                                                  tax-exempt
                                                                  fixed   income
                                                                  Oppenheimer
                                                                  Funds;
                                                                  Formerly
                                                                  Managing
                                                                  Director   and
                                                                  Chief    Fixed
                                                                  Income
                                                                  Strategist  at
                                                                  Prudential
                                                                  Mutual Funds.

                                                                C-19




Christine Wells,
Vice President                                                    None.

Joseph Welsh,
Assistant Vice President                                          None.

Kenneth B. White,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; a Chartered
                                                                  Financial Analyst; Vice President of
                                                                  HarbourView; prior to March, 1996 he
                                                                  was an equity portfolio manager for
                                                                  Panorama Series Fund, Inc. and other
                                                                  mutual funds and pension funds managed
                                                                  by G.R. Phelps.

William L. Wilby,
Senior                                                            Vice President
                                                                  An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;    Vice
                                                                  President   of
                                                                  HarbourView.

Carol Wolf,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; Vice
                                                                  President of Centennial; Vice
                                                                  President, Finance and Accounting and
                                                                  member of the Board of Directors of the
                                                                  Junior League of Denver, Inc.

Robert G. Zack,
Senior Vice President and
Assistant                                                         Secretary
                                                                  Associate
                                                                  General
                                                                  Counsel of the
                                                                  Manager;
                                                                  Assistant
                                                                  Secretary   of
                                                                  the
                                                                  Oppenheimer
                                                                  Funds;
                                                                  Assistant
                                                                  Secretary   of
                                                                  SSI,  SFSI; an
                                                                  officer     of
                                                                  other
                                                                  Oppenheimer
                                                                  Funds.

Arthur J. Zimmer,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;    Vice
                                                                  President   of
                                                                  Centennial.



The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds, and the Quest/Rochester Funds, set forth below:

New York-based Oppenheimer Funds
--------------------------------
Oppenheimer California  Municipal Fund
Oppenheimer Capital  Appreciation  Fund
Oppenheimer Developing  Markets Fund
Oppenheimer Discovery  Fund
Oppenheimer Enterprise  Fund
Oppenheimer Fund
Oppenheimer Global  Emerging  Growth  Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State  Municipal Trust
Oppenheimer Multiple  Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

Denver-based Oppenheimer Funds
------------------------------
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government  Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High   Yield  Fund
Oppenheimer Integrity   Funds
Oppenheimer International  Bond Fund
Oppenheimer Limited-Term  Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund,
Inc.

Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.

Quest/Rochester Funds
---------------------------------
Limited Term New York Municipal Fund
Oppenheimer Bond Fund For Growth
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

     The address of OppenheimerFunds, Inc., the New York-based
Oppenheimer Funds, Quest funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership
Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World
Trade Center, New York, New York 10048-0203.

     The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

     The address of MultiSource Services, Inc. is 1700 Lincoln
Street, Denver, Colorado 80203.

     The address of Oppenheimer Bond Fund For Growth, Rochester
Fund Municipals and Limited Term New York Municipal Fund is 350
Linden Oaks, Rochester, New York 14625-2807.


Item 29.          Principal Underwriter
--------          ---------------------

         (a) OppenheimerFunds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item
28(b) above.

         (b) The directors and officers of the Registrant's principal underwriter are:



                                                                                                     Positions and
Name & Principal                              Positions & Offices                                    Offices with
Business Address                              with Underwriter                                       Registrant
----------------                              -------------------                                    -------------
George Clarence Bowen+                        Vice President & Treasurer                             Vice President and
                                                                                                     Treasurer of the
                                                                                                     NY-based
                                                                                                     Oppenheimer funds
                                                                                                     /Vice President,
                                                                                                     Secretary and
                                                                                                     Treasurer of the
                                                                                                     Denver-based
                                                                                                     Oppenheimer funds


Julie Bowers                                  Vice President                                         None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                              Vice President                                         None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce*                                Senior Vice President -                                None
                                              Director - Financial
                                              Institution Div.

Robert Coli                                   Vice President                                         None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins                             Vice President                                         None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Bill Coughlin                                 Vice President                                         None
3425 1/2 Irving Avenue So.
Minneapolis, MN  55408


Mary Crooks+                                  Senior Vice President                                  None


E. Drew Devereaux ++                          Assistant Vice President                               None

                                                                C-23




Andrew John Donohue*                          Executive Vice                                         Secretary of
                                              President, General                                     the New York-
                                              Counsel and Director                                   based Oppenheimer
                                                                                                     funds/Vice
                                                                                                     President of the
                                                                                                     Denver-based
                                                                                                     Oppenheimer funds

Wendy H. Ehrlich                              Vice President                                         None
4 Craig Street
Jericho, NY 11753

Kent Elwell                                   Vice President                                         None
41 Craig Place
Cranford, NJ  07016

John Ewalt                                    Vice President                                         None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*                            Vice President & Secretary                             None

Mark Ferro                                    Vice President                                         None
43 Market Street
Breezy Point, NY 11697


Ronald H. Fielding++                          Vice President; Chairman:
                                              Rochester Division                                     None

Reed F. Finley                                Vice President -                                       None
320 E. Maple, Ste. 254                        Financial Institution Div.
Birmingham, MI  48009

Wendy Fishler*                                Vice President -                                       None
                                              Financial Institution Div.

Ronald R. Foster                              Senior Vice President                                  None
139 Avant Lane
Cincinatti, OH  45249

Patricia Gadecki                              Vice President                                         None
3906 Americana Drive
Tampa, FL  3334


                                                                C-24




Luiggino Galletto                             Vice President                                         None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                                    Vice President -                                       None
5506 Bryn Mawr                                Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                                  Vice President/National                                None
                                              Sales Manager - Financial
                                              Institution Div.

Sharon Hamilton                               Vice President                                         None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Mark D. Johnson                               Vice President                                         None
7512 Cromwell Dr. Apt 1
Clayton, MO  63105

Michael Keogh*                                Vice President                                         None

Richard Klein                                 Vice President                                         None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Ilene Kutno*                                  Vice President -                                       None
                                              Director - Regional Sales

Wayne A. LeBlang                              Senior Vice President -                                None
23 Fox Trail                                  Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                                     Vice President -                                       None
7 Maize Court                                 Financial Institution Div.
Melville, NY 11747

James Loehle                                  Vice President                                         None
30 John Street
Cranford, NJ  07016


                                                                C-25




John McDonough                                Vice President                                         None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Laura Mulhall*                                Senior Vice President -                                None
                                              Director of Key Accounts

Charles Murray                                Vice President                                         None
50 Deerwood Drive
Littleton, CO 80127

Wendy Murray                                  Vice President                                         None
114-B Larchmont Acres West
Larchmont, NY  10538

Joseph Norton                                 Vice President                                         None
2518 Fillmore Street
Apt. 1
San Francisco, CA  94115

Patrick Palmer                                Vice President                                         None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Kevin Parchinski                              Vice President                                         None
1105 Harney St., #310
Omaha, NE  68102

Randall Payne                                 Vice President -                                       None
1307 Wandering Way Dr.                        Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                                 Vice President                                         None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit                             Vice President                                         None
22 Fall Meadow Dr.
Pittsford, NY  14534


                                                                C-26




Bill Presutti                                 Vice President                                         None
1777 Larimer St. #807
Denver, CO  80202

Tilghman G. Pitts, III*                       Chairman & Director                                    None

Elaine Puleo*                                 Vice President -                                       None
                                              Financial Institution Div.,
                                              Director -
                                              Key Accounts

Minnie Ra                                     Vice President -                                       None
0895 Thirty-First Ave.                        Financial Institution Div.
Apt. 4
San Francisco, CA 94121

Michael Raso                                  Vice President                                         None
30 Hommocks Road
Apt. 30
Larchmont, NY  10538

John C. Reinhardt ++                          Vice President                                         None

Ian Robertson                                 Vice President                                         None
4204 Summit Way
Marietta, GA 30066

Michael S. Rosen++                            Vice President, President:
                                              Rochester Division                                     None

Kenneth Rosenson                              Vice President                                         None
3802 Knickerbocker Place
Apt. 3D
Indianapolis, IN  46240

James Ruff*                                   President                                              None

Timothy Schoeffler                            Vice President                                         None
1717 Fox Hall Road
Washington, DC  20007


Michael Sciortino                             Vice President                                         None
3114 Hickory Run
Sugarland, TX  77479

                                                                C-27




Robert Shore                                  Vice President -                                       None
26 Baroness Lane                              Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker ++                              Vice President                                         None


George Sweeney                                Vice President                                         None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum                          Vice President                                         None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas                               Vice President -                                       None
111 South Joliet Circle                       Financial Institution Div.
#304
Aurora, CO  80112

Philip Trimble                                Vice President                                         None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                                Assistant Treasurer                                    None

Mark Stephen Vandehey+                        Vice President                                         None



*  Two World Trade Center, New York, NY 10048-0203
+  6803 South Tuscon Way, Englewood, CO 80112
++ 350 Linden Oaks, Rochester, NY  14625-2807 (the "Rochester
   Division")

      (c) Not applicable.

Item 30.          Location of Accounts and Records
--------          --------------------------------


         All  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act and the General Rules and Regulations promulgated thereunder, are in possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112, except that records with regard to items covered by Registrant's Custodian Agreement, are maintained by, or under agreement with, its custodian, Citibank, N.A., 399 Park Avenue, New York, New York 10043.


Item 31.          Management Services
--------          -------------------

         There are no management-related service contracts not discussed in Parts A and B of this Form under which services are provided to the Registrant and, therefore, this Item 31 is not applicable.


Item 32.          Undertakings
--------          ------------

         (a) Not applicable.

         (b) Not applicable.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of February, 1997.

                           ROCHESTER PORTFOLIO SERIES
                           LIMITED TERM NEW YORK MUNICIPAL FUND


                            /s/ Bridget A. Macaskill
                           ------------------------------*
                       By:  Bridget A. Macaskill
                            Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                                        Title                                           Date
----------                                        -----                                           ----


/s/ Bridget A. Macaskill                          Chairman of the Board,
------------------------*                         President (Principal                           February 28, 1997
Bridget A. Macaskill                              Executive Officer) and
                                                  Trustee

/s/ George C. Bowen
------------------------*                         Treasurer (Principal                           February 28, 1997
George C. Bowen                                   Financial and Accounting
                                                  Officer)

/s/ John Cannon
-------------------------*                         Trustee                                       February 28, 1997
John Cannon


/s/ Paul Y. Clinton
-------------------------*                         Trustee                                       February 28, 1997
Paul Y. Clinton


                                                                 C-30




/s/ Thomas W. Courtney
--------------------------*                        Trustee                                       February 28, 1997
Thomas W. Courtney


/s/ Lacy B. Herrmann
--------------------------*                        Trustee                                       February 28, 1997
Lacy B. Herrmann


/s/ George Loft
-------------------------*                         Trustee                                       February 28, 1997
George Loft


*By: /s/ Robert G. Zack
     ----------------------------------
     Robert G. Zack, Attorney-in-Fact



                                    FORM N-1A

                           ROCHESTER PORTFOLIO SERIES

                      LIMITED TERM NEW YORK MUNICIPAL FUND

                                  EXHIBIT INDEX


Item No.                            Description
--------                            -----------
24(b)(4)(i)                         Specimen Stock Certificate for Class A shares

24(b)(4)(ii)                        Specimen Stock Certificate for Class B shares

24(b)(4)(iii)                       Specimen Stock Certificate for Class C shares

24(b)(4)(iv)                        Specimen Stock Certificate for Class D shares

24(b)(8)                            Custodian Agreement dated July 5, 1996 with
                                    Citibank, N.A.

24(b)(9)                            Service Contract dated March 8, 1996 with
                                    OppenheimerFunds Services

24(b)(11)                           Independent Auditor's Consent

24(b)(13)(i)                        Form of Investment Letter regarding Class B
                                    shares from OppenheimerFunds, Inc.

24(b)(13)(ii)                       Form of Investment Letter regarding Class C
                                    shares from OppenheimerFunds, Inc.

24(b)(15)(ii)                       Form of Distribution and Service Plan and
                                    Agreement for Class B Shares dated as of May
                                    1, 1997

24(b)(15)(iii)                      Form of Distribution and Service Plan and
                                    Agreement for Class C Shares dated as of May
                                    1, 1997

24(b)(15)(iv)                       Form of Distribution and Service Plan and
                                    Agreement for Class D Shares dated as of May
                                    1, 1997


                                                       C-32



24(b)(16)                           Performance Data Computation Schedule

24(b)(17)(i)                        Financial Data Schedule for Class A Shares

24(b)(17)(ii)                       Financial Data Schedule for Class D Shares





                                                       C-33